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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-12

               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                           FIRST INVESTORS SERIES FUND
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                            EXECUTIVE INVESTORS TRUST
              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
                      FIRST INVESTORS SERIES FUND II, INC.
                        FIRST INVESTORS GLOBAL FUND, INC.
                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                   FIRST INVESTORS FUND FOR INCOME FUND, INC.
                     FIRST INVESTORS SPECIAL BOND FUND, INC.
                        FIRST INVESTORS LIFE SERIES FUND
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:
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5) Total fee paid:
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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
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      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:
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                                   PRELIMINARY PROXY MATERIALS--FOR SEC USE ONLY


                    FIRST INVESTORS MANAGEMENT COMPANY, INC.
                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005


  A Message from the President of the First Investors Funds to all Shareholders

September [  ], 2005

Dear Shareholder:

     I am writing to ask for your vote, as a shareholder of the First Investors Funds (the "Funds"), at the October 28, 2005 special meeting of shareholders, to
(1) elect eight Trustees to serve on the Boards of all of the First Investors Funds and (2) approve the reorganization of each Fund into a corresponding series of one of four newly-established Delaware statutory trusts (collectively, the "New Trusts").

     The Board of Directors/Trustees of each First Investors Fund recommends approval of both proposals. The Boards believes that the reorganizations will offer a number of benefits to the Funds. Among other things, they will:

     o Allow the Funds to operate under uniform, modern and flexible governing documents that would increase operating efficiency by streamlining the governance process.

     o Update, standardize and streamline certain of the Funds' outdated investment restrictions.

     o Lower the contractual advisory fee rates on over half of the Funds, making permanent a portion of the temporary fee waivers that have been approved by the Boards and reducing the actual effective rates paid by three of the Funds.

     o    Add more advisory fee breakpoints on most of the Funds.

     THE REORGANIZATIONS WILL NOT RESULT IN ANY INCREASE IN THE ADVISORY FEES PAID BY ANY OF THE FUNDS. NOR WILL THEY RESULT IN ANY MATERIAL CHANGE IN THE INVESTMENT OBJECTIVE(S) OR PRINCIPAL INVESTMENT STRATEGIES OF ANY FUND. THE INVESTMENT ADVISER, SUBADVISERS, PORTFOLIO MANAGERS AND OTHER SERVICE PROVIDERS WILL REMAIN THE SAME. THE SERVICES PROVIDED BY THOSE SERVICE PROVIDERS WILL BE THE SAME AS THOSE CURRENTLY BEING PROVIDED TO EACH FUND. EACH REORGANIZED FUND WILL OFFER THE SAME SERVICES TO SHAREHOLDERS AS ARE CURRENTLY PROVIDED BY ITS CORRESPONDING FUND.

     If the reorganizations are approved, the reorganizations will take effect during the first half of 2006. At that time, the shares you currently own in a Fund would, in effect, be exchanged on a tax-free basis for the same number of shares of the same value of the corresponding series (and class) of one of the four New Trusts. No sales load, commission or other transactional fee will be imposed on shareholders in connection with the tax-free exchange of their shares.

     Detailed information about the proposals is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you will require is enclosed. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN THE TIME OF THE SPECIAL SHAREHOLDERS' MEETING ON FRIDAY, OCTOBER 28, 2005. To assist with the solicitation of proxies we have engaged InvestorCONNECT, a division of The Altman Group, a professional proxy solicitation firm. As the meeting date approaches if you have not voted your shares you may receive a phone call from InvestorCONNECT urging you to vote your shares.

If you have any questions about the proposals or the voting instructions please call InvestorCONNECT, the Funds' proxy solicitor, toll-free at 1-800-591-6313.

Sincerely,

[/s/ Kathryn S. Head]

President of the First Investors Funds

                                       Q&A

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund(s) that will be the subject of a shareholder vote.

Q.   WHAT IS HAPPENING? WHY DID I GET THIS BIG PACKAGE?

     A. Your Fund(s) is conducting a Special Meeting of Shareholders scheduled to be held on Friday, October 28, 2005 to vote on two important matters.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON AT THE UPCOMING MEETING ON OCTOBER 28TH, 2005?

     A. As outlined in the attached Proxy Statement you are being asked to approve:

          1.   The election of 8 Trustees and
          2. The reorganization of your Fund (each a "Reorganization" and together, the "Reorganizations").

Q.   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     A.   The Board unanimously recommends that you vote "FOR" both proposals.

Q. WHAT IS THE REORGANIZATION? WHY IS THE BOARD RECOMMENDING APPROVAL OF THE REORGANIZATION AGREEMENTS?

     A. The primary purposes of the proposed Reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating thirteen different business entities organized in two different states, each of which has different fundamental investment policies. After the Reorganizations there will be 4 different business entities (First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds) in one state operating under one set of fundamental policies.

Q.   WHAT  EFFECT  WILL  THE  REORGANIZATIONS   HAVE  ON  THE  FUNDS  AND  THEIR
SHAREHOLDERS?

     A. The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds. The Reorganizations will allow the Funds to operate under uniform, modern and flexible governing documents that would streamline the governance process, and is expected to reduce future proxy solicitation costs and reduce costs associated with Fund governance and compliance monitoring.

Q. WILL THE INVESTMENT ADVISORY FEE RATE CHANGE UPON APPROVAL OF THE REORGANIZATIONS?

     A. The Reorganizations will standardize contractual advisory fees and add additional breakpoints to all but three of the Funds. The contractual rate of advisory fees will be the same or lower than those currently in effect for each Fund. Many of the rate reductions make permanent a portion of the temporary fee waivers that have been approved by the Boards. In three cases the actual effective rates paid by the Funds will be reduced.

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATIONS?

     A. No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

Q.   WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCE OF THE REORGANIZATIONS?

     A. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986.

Q.   WHO IS BEARING THE EXPENSES RELATED TO THE PROXY SOLICITATION?

     A. The Funds will bear the expenses associated with the proxy solicitation including printing, mailing, tabulation and solicitation expenses.

Q.   WILL THE FUNDS' INVESTMENT OBJECTIVES OR STRATEGIES CHANGE?

     A. The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any Fund.

Q.  HOW DO I VOTE MY SHARES?

     A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail, internet or telephone utilizing the enclosed proxy card.

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE ACCOMPANYING PROXY STATEMENT?

     A. Please call InvestorCONNECT, a division of The Altman Group, your Funds' proxy solicitor, toll-free at 1-800-591-6313.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

                            EXECUTIVE INVESTORS TRUST
                   First Investors Insured Tax Exempt Fund II

                        FIRST INVESTORS LIFE SERIES FUND
                 Blue Chip Fund        International Securities Fund
              Cash Management Fund         Investment Grade Fund
                 Discovery Fund          Target Maturity 2007 Fund
               Focused Equity Fund       Target Maturity 2010 Fund
                 Government Fund         Target Maturity 2015 Fund
                   Growth Fund                  Value Fund
                 High Yield Fund

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                   Arizona Fund            Minnesota Fund
                  California Fund           Missouri Fund
                   Colorado Fund           New Jersey Fund
                 Connecticut Fund        North Carolina Fund
                   Florida Fund               Ohio Fund
                   Georgia Fund              Oregon Fund
                   Maryland Fund           Pennsylvania Fund
                Massachusetts Fund          Virginia Fund
                 Michigan Fund


                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                        FIRST INVESTORS NEW YORK INSURED
                               TAX FREE FUND, INC.

                           FIRST INVESTORS SERIES FUND
              First Investors Insured Intermediate Tax Exempt Fund
                         First Investors Blue Chip Fund
                        First Investors Total Return Fund
                     First Investors Special Situations Fund
                      First Investors Investment Grade Fund

                      FIRST INVESTORS SERIES FUND II, INC.
                           First Investors Value Fund
                    First Investors Mid-Cap Opportunity Fund
                       First Investors All-Cap Growth Fund
                      First Investors Growth & Income Fund
                       First Investors Focused Equity Fund


                    FIRST INVESTORS MANAGEMENT COMPANY, INC.
                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 28, 2005

To Shareholders:

NOTICE IS HEREBY GIVEN that each First Investors Fund and, if applicable, on behalf of each of its investment series named above (each an "Old Fund" and, collectively, the "Old Funds"), will hold a special meeting of its shareholders at 95 Wall Street, New York, New York 10005, on October 28, 2005 at 10:00 a.m., Eastern Time (the "Meeting") for the following purposes:

     (1) To elect eight (8) Trustees* for the Old Funds, who will assume office on or about January 1, 2006;

     (2) To approve the proposed Agreements and Plan of Conversion and Terminations, pursuant to which each Old Fund named in this Notice of Special Meeting of Shareholders would be reorganized into a corresponding series of one of four newly-established Delaware statutory trusts, each a Reorganization and together the Reorganizations; and

     (3) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.


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* Some of the First  Investors  funds are Maryland  corporations  and others are
Massachusetts business trusts. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a First Investors fund are
referred  to  herein  as  "shares,"   holders  of  shares  are  referred  to  as
"shareholders," and the Directors or Trustees of each First Investors Fund are referred to as "Trustees."

     The Proxy Statement and the accompanying Proxy Card are also being furnished to persons who have invested in First Investors Special Bond Fund, Inc. ("Special Bond"), or any of the series of First Investors Life Series Fund ("Life Series"), through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of Special Bond and each series of Life Series, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Since contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders."

     You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Old Fund listed above at the close of business on August 31, 2005.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

     InvestorCONNECT, the Old Funds' proxy solicitor, is available to assist you if you have any questions about the proposals or the voting instructions. Please contact InvestorCONNECT at 1-800-591-6313.

     IN ADDITION TO VOTING BY MAIL YOU MAY ALSO CONTACT INVESTORCONNECT TO VOTE BY EITHER TELEPHONE OR VIA THE INTERNET, AS FOLLOWS:

                TO VOTE BY TELEPHONE:                                           TO VOTE BY INTERNET:
(1)    Read the Proxy Statement and have your Proxy               (1)  Read the Proxy Statement and have your Proxy
       Card at hand.                                                   Card at hand.
(2)    Call the toll-free number that appears on your             (2)  Go to the website that appears on your Proxy
       Proxy Card.                                                     Card.
(3)    Enter the control number set forth on the                  (3)  Enter the control number set forth on the
       Proxy Card and follow the simple instructions.                  Proxy Card and follow the simple instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

     WHICHEVER METHOD YOU CHOOSE, PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY BEFORE YOU VOTE.

                YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of the First Investors Funds,

[/s/ Carol Lerner Brown]

Assistant Secretary

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

                            EXECUTIVE INVESTORS TRUST
                   First Investors Insured Tax Exempt Fund II

                        FIRST INVESTORS LIFE SERIES FUND
                 Blue Chip Fund        International Securities Fund
              Cash Management Fund         Investment Grade Fund
                 Discovery Fund          Target Maturity 2007 Fund
               Focused Equity Fund       Target Maturity 2010 Fund
                 Government Fund         Target Maturity 2015 Fund
                   Growth Fund                  Value Fund
                 High Yield Fund

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                   Arizona Fund            Minnesota Fund
                  California Fund           Missouri Fund
                   Colorado Fund           New Jersey Fund
                 Connecticut Fund        North Carolina Fund
                   Florida Fund               Ohio Fund
                   Georgia Fund              Oregon Fund
                   Maryland Fund           Pennsylvania Fund
                Massachusetts Fund          Virginia Fund
                 Michigan Fund

                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS FUND FOR INCOME, INC.
                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                        FIRST INVESTORS NEW YORK INSURED
                               TAX FREE FUND, INC.

                           FIRST INVESTORS SERIES FUND
              First Investors Insured Intermediate Tax Exempt Fund
                         First Investors Blue Chip Fund
                        First Investors Total Return Fund
                     First Investors Special Situations Fund
                      First Investors Investment Grade Fund

                      FIRST INVESTORS SERIES FUND II, INC.
                           First Investors Value Fund
                    First Investors Mid-Cap Opportunity Fund
                       First Investors All-Cap Growth Fund
                      First Investors Growth & Income Fund
                       First Investors Focused Equity Fund


                    FIRST INVESTORS MANAGEMENT COMPANY, INC.
                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 28, 2005

September [  ], 2005

     THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES* of Executive Investors Trust ("Executive Investors"), First Investors Cash Management Fund, Inc. ("Cash Management"), First Investors Fund for Income, Inc. ("Fund For Income"), First Investors Global Fund, Inc. ("Global Fund"), First Investors Government Fund,
Inc. ("Government Fund"), First Investors Insured Tax Exempt Fund, Inc. ("Insured Tax-Exempt"), First Investors Life Series Fund ("Life Series"), First Investors Multi-State Insured Tax Free Fund ("Multi-State"), First Investors New York Insured Tax Free Fund, Inc. ("New York Insured"), First Investors Series Fund ("Series Fund"), First Investors Series Fund II, Inc. ("Series Fund II), First Investors Special Bond Fund, Inc. ("Special Bond") and First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money"), on behalf of each of its investment series, if any, named above (each an "Old Fund" and collectively,

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* Some of the First  Investors  funds are "series  funds," meaning that they are comprised of one or more investment series while others are "stand-alone" funds," meaning they do not offer investment series. Secondly, some of the First Investors funds are Maryland corporations and others are Massachusetts business trusts. For ease and clarity of presentation, each series fund and stand-alone fund are referred to herein as an "Old Fund," shares of common stock or shares of beneficial interest of a First Investors fund are referred to as "shares," holders of shares are referred to as "shareholders," and the Directors or Trustees of each First Investors fund are referred to as "Trustees."

the "Old Funds"), to be voted at a special meeting of shareholders to be held on Friday, October 28, 2005, at 95 Wall Street, New York, New York, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The Meeting and any adjournment(s) or postponement(s) of the Meeting is referred to in the Proxy Statement as the "Meeting"). This Proxy Statement, along with a Notice of a Meeting and a Proxy Card, is first being mailed to shareholders of the Old Funds on or about September [ ], 2005.

     The following Proposals affecting all of the Old Funds will be considered and acted upon at the Meeting:

                           PROPOSAL                                         PAGE
                           --------                                         ----

     (1)  To elect eight (8) Trustees for the Old Funds, who will              5
          assume office on or about January 1, 2006.

     (2)  To approve proposed Agreements and Plans of Conversion and          11
          Termination pursuant to which each Old Fund would be reorganized into a corresponding series of one of four newly-established Delaware statutory trusts (each, a "Reorganization" and collectively, the "Reorganizations").

     (3) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     This Proxy Statement and the accompanying Proxy Card are also being furnished to persons who have invested in Special Bond or any of the series of Life Series through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of Special Bond and each series of Life Series, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Since contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders".

                               VOTING INFORMATION

     Shareholders of all Old Funds are entitled to one vote for each Old Fund share and a fractional vote for each fractional share held directly or held indirectly through an insurance policy or a variable annuity contract. Shareholders of record of all Old Funds listed above as of the close of business on August 31, 2005 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, each Old Fund had the number of shares issued and outstanding, consisting of Class A shares and Class B shares, if applicable, as set forth in Exhibit H. To the best of the Old Funds' knowledge, Exhibit I sets forth, as of the July 31, 2005, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Old Funds.

     All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" each proposal and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Assistant Secretary of the Old Funds ("Assistant Secretary"). To be effective, such revocation must be received by the Assistant Secretary prior to the Meeting and must indicate the shareholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

QUORUM AND ADJOURNMENT

     With respect to Executive Investors, Multi-State, Series Fund and Special Bond, the presence in person or by proxy of the holders of record of (1) a majority of the total outstanding shares of such Old Fund (with all series, if any, of such Old Fund counted together) shall constitute a quorum at the Meeting for purposes of Proposal 1 and (2) a majority of the total outstanding shares of each series, if applicable, of such Old Fund (with each series counted separately) shall constitute a quorum at the Meeting for purposes of Proposal 2. With respect to Life Series, the presence in person or by proxy of the holders of record of a majority of the total outstanding shares of Life Series (with all series counted together) shall constitute a quorum at the Meeting for purposes of both Proposals 1 and 2. With respect to Cash Management, Fund for Income, Global Fund, Government Fund, Insured Tax-Exempt, New York Insured, Tax-Exempt Money and Series Fund II, the presence in person or by proxy of the holders of record of (1) one-third of the total outstanding shares of such Old Fund (with all series, if any, of such Old Fund counted together) shall constitute a quorum at the Meeting for purposes of Proposal 1 and (2) one-third of the total outstanding shares of each series, if applicable, of such Old Fund (with each series counted separately) shall constitute a quorum at the Meeting for purposes of Proposal 2.

     In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve one or both of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment may be an adjournment with respect to one or both proposals and will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they believe that the adjournment and additional proxy solicitation are reasonable and in the interests of the Old Funds' shareholders. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

REQUIRED VOTE

     Approval of Proposal 1 will be determined separately for each Old Fund that is a stand-alone fund and each Old Fund that is a series fund. Assuming the presence of a quorum, approval of Proposal 1 by:

     o each Old Fund, except Executive Investors, Life Series, Multi-State and Series Fund, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting; and

     o Executive Investors, Life Series, Multi-State and Series Fund require the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

     Approval of Proposal 2 will be determined separately for each Old Fund on a series-by-series basis if the Old Fund is a series fund and each Old Fund that is a stand-alone fund. Assuming the presence of a quorum, approval of Proposal 2 by:

     o Cash Management, Government Fund, New York Insured and Tax-Exempt Money, and by each series comprising Series Fund II requires the affirmative vote of a majority of the outstanding shares of such Old Fund entitled to vote at the Meeting;

     o Fund for Income, Global Fund, Insured Tax-Exempt and Special Bond requires the affirmative vote of two-thirds of the outstanding shares of such Old Fund entitled to vote at the Meeting; and

     o Executive Investors and each series comprising Life Series, Multi-State and Series Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of such Old Fund present at the Meeting, if more than 50% of the outstanding shares of such Old Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of such Old Fund.

     Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality or a majority of the votes cast but will effectively be a vote against Proposal 2 for which the required vote is a percentage of the shares present at the Meeting or outstanding.

SOLICITATION OF PROXIES

     The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Old Fund's officers or employees or representatives of First Investors Management Company, Inc. ("FIMCO" or "Adviser"), the investment adviser to the Old Funds, or one of its affiliates or by proxy soliciting firms retained by the Old Funds. The Old Funds have retained InvestorCONNECT, a division of The Altman Group, Inc., as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. By contract with the Old Funds, InvestorConnect, among other things, will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor is estimated to be between $600,000 and $800,000, excluding printing and mailing costs. Costs will vary depending on the number of solicitations made. The Old Funds' officers, and those employees and representatives of FIMCO who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining InvestorConnect, will be borne by the Old Funds. In addition, the Old Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Old Funds may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

SHAREHOLDER REPORTS

     The most recent annual reports of the Old Funds, including financial statements, for the fiscal years ended September 30, 2004 and December 31, 2004 and the most recent semi-annual reports succeeding the annual reports, if any, have been mailed previously to shareholders. (A complete list of the Old Funds and their applicable fiscal year ends can be found at Exhibit F.) If you would like to receive additional copies of these shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837 or by calling 1-800-423-4026.

                          ----------------------------

                                   PROPOSAL 1

                             AFFECTED: ALL OLD FUNDS

                              ELECTION OF TRUSTEES

                          ----------------------------

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

     The purpose of this proposal is to elect a common Board of Trustees for each of the Old Funds (except as otherwise specified, the Boards of Trustees of the Old Funds will be referred to collectively as the "Board"). If elected, the new Board will assume office on or about January 1, 2006. It is intended that the enclosed Proxy Card will be voted "FOR" the election as Trustees of the Old Funds of the eight nominees listed below (each, a "Nominee" and collectively, the "Nominees"). Each of the eight Nominees is standing for election. All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Old Funds, and each such incumbent Trustee has served in that capacity since originally elected or appointed. On May 19, 2005 Messrs. Charles R. Barton III, Stefan L. Geiringer and Arthur M. Scutro, Jr. were each nominated by the current Independent Trustees to replace Mr. Glenn O. Head who retired at the end of 2004 and Messrs. Rex R. Reed and Herbert Rubinstein who will retire at the end of 2005. None of these new nominees have previously served on the Board. If elected, each Nominee, except Ms. Kathryn S. Head and Mr. John T. Sullivan would serve as a Trustee who is not an "interested person" (an "Independent Trustee"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each Nominee who is not or would not be an Independent Trustee will be referred to as an "Interested Trustee"), of the Old Funds.

                             Charles R. Barton, III
                               Stefan L. Geiringer
                                *Robert M. Grohol
                                *Kathryn S. Head
                              Arthur M. Scutro, Jr.
                                *James M. Srygley
                                *John T. Sullivan
                              *Robert F. Wentworth

     The Nominating and Compensation Committee of the Board met to discuss Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareholders. The Nominating and Compensation Committee took into consideration the general knowledge, background, and experience of each Nominee. In particular, the Nominating and Compensation Committee considered each Nominee's ability to bring integrity, insight, energy and analytical skills to the deliberations of the Board; and ability and willingness to make the considerable time commitment necessary to function as an effective Board member. In the case of incumbent Nominees, the Nominating and Compensation Committee also considered their prior years of service as Trustees of the Old Funds and their familiarity with the Old Funds. The Board discussed with the Nominating and Compensation Committee its recommendations and, after due consideration, determined to recommend to shareholders the election of each of the Nominees listed above.

     As will be explained in greater detail in Proposal 2, the Board has approved a series of initiatives that are designed to streamline and modernize the operations of the Old Funds by, among other things, redomiciling each of the Old Funds into corresponding series of First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors

Life Series Funds (each a "New Trust" and collectively the "New Trusts"), which are four newly-established Delaware statutory trusts. If elected by shareholders of the Old Funds, the same individuals will serve as Trustees of the New Funds.

     It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each Nominee. The Nominees each have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as Trustees, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

     No Nominee is a party adverse to any Old Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Old Fund or any of its affiliates.

WHO ARE THE NOMINEES TO THE BOARD?

     Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships, is set forth in the table below. For purposes of this Proxy Statement, "Fund Complex" and "Family of Investment Companies" are used interchangeably to mean the Old Funds and each series thereof.

                         INFORMATION REGARDING NOMINEES
                           FOR ELECTION AT THE MEETING

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                   PORTFOLIOS IN FUND
                                                                                                    COMPLEX OVERSEEN
                                  POSITION(S) HELD                                                    BY TRUSTEE OR
                                 WITH THE OLD FUNDS           PRINCIPAL OCCUPATION DURING              NOMINEE FOR
    NAME, YEAR OF BIRTH,           AND LENGTH OF        PAST FIVE YEARS AND OTHER DIRECTORSHIPS       TRUSTEE, IF
        ADDRESS(1)                TIME SERVED(2)                  HELD BY TRUSTEE(3)                   ELECTED(4)
-----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR
INDEPENDENT TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Charles R. Barton, III                  n/a           President, Noe Pierson Corporation                   49
(1965)                                                (management service provider); Trustee of
                                                      the Barton Group, LLC (garnet mining and
                                                      industrial abrasives).
-----------------------------------------------------------------------------------------------------------------------
Stefan L. Geiringer                     n/a           Senior Vice President of Pepco Energy                49
(1934)                                                Services since 2003; founder of North
                                                      Atlantic Utilities, Inc. from 1987-2003.
-----------------------------------------------------------------------------------------------------------------------
Robert M. Grohol                 Trustee since 2000   Retired; formerly Senior Vice President of           49
(1932)                                                Operations of Beneficial Corporation
                                                      (consumer financial services).
-----------------------------------------------------------------------------------------------------------------------
Arthur M. Scutro, Jr.                   n/a           Retired; formerly Vice President of UBS              49
(1941)                                                PaineWebber.
-----------------------------------------------------------------------------------------------------------------------

----------
(1) The addresses for each Nominee and Trustee is c/o the First Investors Funds, 95 Wall Street, New York, New York 10005.
(2) Each Trustee serves for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the applicable Old Fund's organizational documents or by statute. Length of time served is measured from the date of first service as a Trustee of any of the Old Funds.
(3) Positions that do not specify a date range have been held for five or more years.
(4) If the new Board is elected, it will oversee all Old Funds in the Fund Complex.

-----------------------------------------------------------------------------------------------------------------------
James M. Srygley                 Trustee since 1995   Retired; formerly Vice President,                    49
(1932)                                                Marketing and Refinement Division, Mobil
                                                      Oil Corporation; owner of Hampton
                                                      Properties, Inc. (real property management
                                                      and investments).
-----------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth              Trustee since 1992   Retired; formerly financial and planning             49
(1929)                                                executive with American Telephone &
                                                      Telegraph Company.
-----------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Kathryn S. Head*                 Trustee since 1994   Chairman, President and Director of First            49
(1955)                                                Investors Consolidated Corporation, First
                                President since 2001  Investors Management Company, Inc.,
                                                      Administrative Data Management Corp.,
                                                      First Investors Resources, Inc., First
                                                      Investors Leverage Corporation, N.A.K.
                                                      Realty Corporation, Real Property
                                                      Development Corporation, Route 33 Realty
                                                      Corporation, and First Investors Credit
                                                      Funding Corporation; Chairman and Director
                                                      of First Investors Federal Savings Bank,
                                                      First Investors Corporation, School
                                                      Financial Management Services, Inc., First
                                                      Investors Life Insurance Company, First
                                                      Investors Credit Corporation, and First
                                                      Investors Realty Company, Inc.
-----------------------------------------------------------------------------------------------------------------------
John T. Sullivan*                Trustee since 1979   Director of First Investors Corporation,             49
(1932)                                                First Investors Consolidated Corporation,
                                                      First Investors Management Company, Inc.,
                                                      Administrative Data Management Corp.,
                                                      First Investors Life Insurance Company,
                                                      First Investors Resources, Inc., First
                                                      Investors Leverage Corporation, First
                                                      Investors Realty Company, Inc., N.A.K.
                                                      Realty Corporation, Real Property
                                                      Development Corporation, Route 33 Realty
                                                      Corporation, First Investors Credit
                                                      Corporation and First Investors Credit
                                                      Funding Corporation; formerly, Of Counsel
                                                      of Hawkins, Delafield & Wood.
-----------------------------------------------------------------------------------------------------------------------

-------------
* Ms. Head is considered an Interested Trustee because (a) she is an indirect owner of more than 5% of the voting stock of FIMCO and First Investors Corporation ("Underwriter" or "FIC"), the principal underwriter for certain Old Funds and (b) she is an officer, director and employee of FIMCO and FIC. Mr. Sullivan is considered an Interested Trustee because he is a director of FIMCO, FIC and certain other affiliates and he indirectly owns securities issued by FIMCO and FIC.

WHO ARE THE OTHER EXECUTIVE OFFICERS OF THE OLD FUNDS?

     Executive officers of the Old Funds are appointed by the Board to oversee the day-to-day activities of each Old Fund. Information about the executive officers of the Old Funds not listed above, including their principal occupations during the past five years, is set forth below.

--------------------------------------------------------------------------------
                       POSITION(S) HELD WITH THE
NAME, YEAR OF BIRTH,    OLD FUNDS AND LENGTH OF     PRINCIPAL OCCUPATION DURING
      ADDRESS(1)            TIME SERVED(2)                PAST FIVE YEARS
--------------------------------------------------------------------------------
Joseph I. Benedek           Treasurer                Treasurer and Principal
(1957)                      since 1988               Accounting Officer of
                                                     First Investors
                                                     Management Company, Inc.
--------------------------------------------------------------------------------
Larry R. Lavoie        Chief Compliance Officer      Director/Trustee and
(1947)                      since 2004               General Counsel of First
                                                     Investors Corporation and
                                                     various affiliates.
--------------------------------------------------------------------------------

---------------
(1) The address of each officer is c/o the First Investors Funds, 95 Wall Street, New York, New York 10005.
(2) Officers are generally elected and appointed by the Board for one-year terms.

WHAT IS THE SHARE OWNERSHIP IN THE OLD FUNDS BY THE NOMINEES AND THE EXECUTIVE OFFICERS?

     As of the Record Date, each of the Nominees and executive officers of the Old Funds beneficially owned individually and collectively as a group [less than 1%] of the outstanding shares of any class of shares of the Old Funds.

     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Old Funds and of all Old Funds in the Family of Investment Companies as of June 30, 2005. The information as to beneficial ownership is based on statements furnished by each Nominee.

        NAME OF TRUSTEE                 AGGREGATE DOLLAR               AGGREGATE DOLLAR RANGE OF SECURITIES IN
                                       RANGE OF SECURITIES            INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
                                  IN THE OLD FUNDS LISTED BELOW         IN FAMILY OF INVESTMENT COMPANIES(1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES
Charles R. Barton, III
Stefan L. Geiringer
Robert M. Grohol
Arthur M. Scutro, Jr.
James M. Srygley
Robert F. Wentworth
INTERESTED TRUSTEES/NOMINEES
Kathryn S. Head
John T. Sullivan

-------------------
(1)  Securities valued as of Record Date.

     It is expected that the Board will meet each year at four regularly scheduled formal meetings and at a minimum of two informal meetings. During each of the most recent fiscal years ended September 30, 2004 and December 31, 2004, the Board met seven times at formal and informal meetings. Each incumbent Trustee attended at least 75% of all meetings of the Board held during those fiscal years, including the meetings of the Board's standing committees on which such Trustee was a member. The Old Funds do not hold annual shareholders meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

     If elected, each Nominee will serve for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Old Funds' organizational documents or by statute. If Proposal 2 is approved by shareholders, the Old Funds will operate under the by-laws of the New Trusts which provide that the Board will review the Trustee's service after 15 years and determine, by a majority vote, whether such Trustee may continue serving on the Board. The Board may approve such Trustee's continued service, subject to a mandatory retirement age of 80.

WHAT IS THE COMPENSATION FOR TRUSTEES ON THE BOARD?

     Interested Trustees and officers of the Old Funds are paid by FIMCO, the investment adviser to the Old Funds, and such persons receive no compensation from the Old Funds. Each Old Fund pays its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds to the Fund Complex, which would be subject to oversight by the Board.

     The following table lists compensation paid to the Independent Trustees of the Old Funds for the twelve-month period ended December 31, 2004, as well as information regarding compensation from the Fund Complex for the twelve-month period ended December 31, 2004.

     No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Old Fund, its subsidiaries or any investment company in the Fund Complex.

                                                   COMPENSATION TABLE
                                                   ------------------

                                   AGGREGATE         PENSION OR RETIREMENT
                               COMPENSATION FROM      BENEFITS ACCRUED AS        ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
                                      THE                 PART OF THE             BENEFITS UPON                   THE
      NAME OF TRUSTEE              OLD FUNDS          OLD FUNDS' EXPENSES           RETIREMENT              FUND COMPLEX(1)
      ---------------              ---------          -------------------           ----------              ------------
Robert M. Grohol
Rex R. Reed
Herbert Rubinstein
James M. Srygley
Robert F. Wentworth

------------------------
(1) Indicates number of Old Funds in the Fund Complex at December 31, 2004 to which aggregate compensation relates.

WHAT ARE THE OLD FUNDS' STANDING COMMITTEES?

     There is one common Board for all of the Old Funds. The Board plays an important supervisory role with respect to oversight of the management of the Old Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, oversight of portfolio performance, and the oversight of decisions that have been made by the Adviser and subadvisers, as applicable, pursuant to delegated authority. There are two standing committees of the Board, the "Audit Committee" and the "Nominating and Compensation Committee," both of which are comprised solely of the Independent Trustees. The Audit Committee may designate one member to serve as the Chairperson of the Committee and the Chairperson is currently serving a three-year term. The Nominating and Compensation Committee elects from its members a Chairperson who serves for a three-year term and until a successor is elected.

     The members of the Audit Committee are Messrs. Grohol, Reed, Rubinstein, Srygley and Wentworth (Chairperson). The Audit Committee is responsible for, among other things, overseeing the Old Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of the Old Funds' independent registered public accounting firm, evaluating the independence of the Old Fund's independent registered public accountants, pre-approving any non-audit services provided to the Old Funds and certain non-audit services provided to the Old Funds' investment adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Old Fund management regarding the design or operation of the Old Funds' internal controls, investigating improprieties or suspected improprieties in the Old Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. During each of the fiscal years ended September 30, 2004 and December 31, 2004, the Audit Committee met three times.

     The members of the Nominating and Compensation Committee are Messrs. Grohol (Chairperson), Reed, Rubinstein, Srygley and Wentworth. The Nominating and Compensation Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates' qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing director compensation. The Nominating and Compensation Committee was established in November 2004. The functions of the Nominating and Compensation Committee previously had been integrated into the Independent Directors Committee, which met seven times, at both formal and informal meetings, during each of the fiscal years ended September 30, 2004 and December 31, 2004. The Nominating and Compensation Committee has adopted a charter, a current copy of which is available on the First Investors Funds' website at WWW.FIRSTINVESTORS.COM.

     In considering candidates for election to the Board, the Nominating and Compensation Committee considers, among other things, the prospective nominee's educational background, business or professional experience, and reputation. Prospective nominees should demonstrate an ability to bring integrity, insight, energy and analytical skills to Board deliberations. In addition, all prospective nominees must demonstrate an ability and willingness to make the considerable time commitment believed necessary to his or her function as an effective Board member. When the Board has, or expects to have, a vacancy, the Nominating and Compensation Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. All candidates will be evaluated based upon the criteria described above and such other additional qualifications as the Nominating and Compensation Committee may adopt from time to time. The Nominating and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating and Compensation Committee at the First Investors Fund's offices.

WHAT VOTE IS REQUIRED BY SHAREHOLDERS TO APPROVE PROPOSAL 1?

     Election of the Nominees for Trustees must be approved separately for each Old Fund that is a stand-alone fund and each Old Fund that is a series fund. Approval of this Proposal 1 by:

     o each Old Fund, except Executive Investors, Life Series, Multi-State and Series Fund, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting; and

     o Executive Investors, Life Series, Multi-State and Series Fund require the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
              NOMINEES TO THE BOARD OF TRUSTEES OF THE OLD FUNDS.

               --------------------------------------------------

                                   PROPOSAL 2

                             AFFECTED: ALL OLD FUNDS

                       APPROVAL OF AGREEMENTS AND PLANS OF
                           CONVERSION AND TERMINATION

               --------------------------------------------------

                                    OVERVIEW

HOW WILL THE OLD FUNDS BE REORGANIZED?

     At a meeting of the Board of the Old Funds held on August 18, 2005, the respective Boards of each Old Fund approved, on behalf of such Old Funds, an Agreement and Plan of Conversion and Termination (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements") substantially in the forms attached to this Proxy Statement as Exhibits A-1 (for Old Funds organized as Maryland corporations) and A-2 (for Old Funds organized as Massachusetts business trusts), pursuant to which each Old Fund would be reorganized into a corresponding series of the First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds, or First Investors Life Series Funds, which are newly-established Delaware statutory trusts, as set forth below. The name of each Old Fund after the Reorganizations is indicated in the right-hand column.

---------------------------------------------------------------------------------------------------------------------------------
EXISTING OLD FUNDS                                          NEW FUNDS AFTER REORGANIZATION
---------------------------------------------------------------------------------------------------------------------------------
                                                            FIRST INVESTORS EQUITY FUNDS,
                                                            WITH THE FOLLOWING SERIES
---------------------------------------------------------------------------------------------------------------------------------
First Investors Global Fund, Inc.                           Global Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Series Fund (only those series at right)*   Blue Chip Fund
                                                            Special Situations Fund
                                                            Total Return Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Series Fund II, Inc.                        All-Cap Growth Fund                    Mid-Cap Opportunity Fund
(all series)                                                Focused Equity Fund                    Value Fund
                                                            Growth and Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                            FIRST INVESTORS INCOME FUNDS,
                                                            WITH THE FOLLOWING SERIES
---------------------------------------------------------------------------------------------------------------------------------
First Investors Cash Management Fund, Inc.                  Cash Management Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Fund For Income, Inc.                       Fund For Income
---------------------------------------------------------------------------------------------------------------------------------
First Investors Government Fund, Inc.                       Government Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Series Fund (only the series at right)*     Investment Grade Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                            FIRST INVESTORS TAX EXEMPT FUNDS,
                                                            WITH THE FOLLOWING SERIES
---------------------------------------------------------------------------------------------------------------------------------
Executive Investors Trust (all series)                      Insured Tax Exempt Fund II
---------------------------------------------------------------------------------------------------------------------------------
First Investors Insured Tax-Exempt Fund, Inc.               Insured Tax Exempt Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Multi-State Insured Tax Free Fund           Arizona Tax Free Fund                  Minnesota Tax Free Fund
(all series)                                                California Tax Free Fund               Missouri Tax Free Fund
                                                            Colorado Tax Free Fund                 New Jersey Tax Free Fund
                                                            Connecticut Tax Free Fund              North Carolina Tax Free Fund
                                                            Florida Tax Free Fund                  Ohio Tax Free Fund
                                                            Georgia Tax Free Fund                  Oregon Tax Free Fund
                                                            Maryland Tax Free Fund                 Pennsylvania Tax Free Fund
                                                            Massachusetts Tax Free Fund            Virginia Tax Free Fund
                                                            Michigan Tax Free Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Series Fund (only the series at right)*     Insured Intermediate Tax Exempt Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Tax-Exempt Money Market Fund                Tax-Exempt Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors New York Insured Tax Free Fund, Inc.        New York Tax Free Fund
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
EXISTING OLD FUNDS                                          NEW FUNDS AFTER REORGANIZATION
---------------------------------------------------------------------------------------------------------------------------------
                                                            FIRST INVESTORS LIFE SERIES FUNDS,
                                                            WITH THE FOLLOWING SERIES
---------------------------------------------------------------------------------------------------------------------------------
First Investors Life Series Fund                            Blue Chip Fund                         International Securities Fund
(all series)                                                Cash Management Fund                   Investment Grade Fund
                                                            Discovery Fund                         Target Maturity 2007 Fund
                                                            Focused Equity Fund                    Target Maturity 2010 Fund
                                                            Government Fund                        Target Maturity 2015 Fund
                                                            Growth Fund                            Value Fund
                                                            High Yield Fund
---------------------------------------------------------------------------------------------------------------------------------
First Investors Special Bond Fund, Inc.                     Special Bond Fund
---------------------------------------------------------------------------------------------------------------------------------

* First Investors Series Fund which consists of five series will be restructured in the Reorganizations so that Blue Chip Fund, Special Situations Fund and Total Return Fund, which principally invest in equity securities will become series of First Investors Equity Funds; Investment Grade Fund, which principally invests in investment grade debt securities, will become a series of First Investors Income Funds; and Insured Intermediate Tax-Exempt Fund, which principally invests in municipal bonds and other municipal securities, will become a series of First Investors Tax Exempt Fund.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 2?

     Shareholders of each Old Fund are now being asked to approve the applicable Reorganization Agreement. If shareholders of each Old Fund approve the applicable Reorganization Agreement, the Trustees and officers of the respective Old Fund will implement the Reorganization Agreement on behalf of such Old Fund. If approved, it is expected that the Reorganization for each Old Fund with a fiscal year ending September 30, 2005, will take effect after the close of business on or about January 27, 2006 and the Reorganization for each Old Fund with a fiscal year ending December 31, 2005, will take effect after the close of business on or about April 28, 2006 (each "Closing Date"), although these dates may be adjusted in accordance with each Reorganization Agreement.

     Each Reorganization Agreement contemplates:

     o the transfer of all of the assets of each Old Fund to a corresponding series of one of the New Trusts designated in the table above (each a "New Fund") in exchange for shares of beneficial interest (referred to simply as "shares") of the corresponding New Fund;

     o the assumption by the corresponding New Fund of all of the liabilities of the Old Fund;

     o the distribution to shareholders of each class of the Old Fund, in exchange for his or her shares of the Old Fund, the same number of full and fractional shares of the corresponding class of the respective New Fund having an aggregate net asset value equal to the aggregate net asset value of the full and fractional shares of that class of the Old Fund held by that shareholder at the close of business on the applicable Closing Date; and

     o    the subsequent complete termination of the Old Fund.

     The consummation of any Reorganization is not contingent on the consummation of any other Reorganization. For a more detailed discussion of the terms of the Reorganization Agreements, please see "SUMMARY OF THE REORGANIZATION AGREEMENTS" below.

     If approved, the Reorganizations will have the following effects with respect to the New Funds:

     (1) If elected, the same Trustees nominated for election in Proposal 1 will serve as Trustees for the New Funds (except as otherwise specified, the Boards of Trustees of the New Funds will also be referred to collectively as the "Board").

     (2) The New Funds will enter into investment advisory agreements with FIMCO that are the same as the agreements currently in place with respect to the Old Funds, except that there will be new fee schedules under which the contractual rates for over half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds. The contractual fee rate reductions will make permanent a portion of the fee waivers that have been previously approved by the Boards of the Old Funds on a temporary basis and will lower the actual effective rates paid by three of the New Funds. In addition, all but three of the New Funds will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds.

     (3) First Investors Equity Funds and First Investors Life Series Funds will enter into subadvisory agreements with FIMCO and Wellington Management Company, LLP for the New Funds corresponding to (a) the Global Fund, (b) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series and (c) the Focused Equity Fund and the All-Cap Growth Fund of Series Fund II that are the same as the agreements currently in place with respect to these Old Funds.

     (4) First Investors Equity Funds and First Investors Life Series Funds will enter into subadvisory agreements with FIMCO and Paradigm Capital Management, Inc. for the New Funds corresponding to (a) Special Situations Fund of Series Fund and (b) Discovery Fund of Life Series Fund that are the same as the agreements currently in place with respect to these Old Funds.

     (5) The New Funds will apply for an exemptive order from the Securities and Exchange Commission ("SEC"), which would permit FIMCO and the Board of the New Funds to appoint and replace subadvisers, to enter into subadvisory agreements and to amend subadvisory agreements on behalf of the New Funds without shareholder approval. Such changes could be effected for any New Fund so long as the overall investment advisory fees paid by such fund remain the same or decrease.

     (6) Distribution plans will be adopted in accordance with Rule 12b-1 under the 1940 Act with respect to each applicable New Fund and its classes which are substantially similar to the existing plans, except that to standardize the distribution plans for the New Funds all "reimbursement" plans will be converted into "compensation" plans and the lone "defensive" plan will be eliminated.

     (7) The investment objective(s) of each New Fund will be non-fundamental, meaning that the Board of the New Funds may change the investment objective(s) of the New Funds when the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without shareholders' approval.

     (8) The investment objective of the New Funds corresponding to the Blue Chip Fund of Life Series Fund, the First Investors Blue Chip Fund of Series Fund and First Investors Insured Tax Exempt Fund II of Executive Investors will be revised in minor respects as described under "COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS--HOW WILL THE OLD FUNDS' INVESTMENT OBJECTIVES CHANGE?" below.

     (9) The New Funds will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Old Funds.

     (10) Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate each Old Fund.

SHAREHOLDERS OF THE OLD FUNDS ARE NOT BEING ASKED TO VOTE SEPARATELY ON THESE MATTERS. BY VOTING "FOR" PROPOSAL 2 SHAREHOLDERS WILL EFFECT THE ACTIONS DESCRIBED ABOVE. MORE INFORMATION ON EACH OF THESE MATTERS IS DISCUSSED UNDER "COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS" BELOW.

WHY IS THE BOARD RECOMMENDING APPROVAL OF THE REORGANIZATION AGREEMENTS?

     As noted earlier, at meetings held on August 18, 2005, the Boards of the Old Funds and the New Funds each approved a series of initiatives that are designed to streamline and modernize the operations of the Old Funds by redomiciling each of the Old Funds to a single jurisdiction under a single form of declaration of trust and operating under a uniform set of statutorily-mandated investment restrictions. These initiatives are being implemented in a series of steps, the majority of which are expected to be completed for each Old Fund with a fiscal year ending September 30, 2005, on or about January 27, 2006, and for each Old Fund with a fiscal year ending December 31, 2005, on or about April 28, 2006.

     The primary purpose of the proposed Reorganizations is to seek future economies of scale and to eliminate certain costs associated with operating thirteen different business entities that are organized in two different states. In unanimously approving the Reorganization Agreements and recommending that shareholders of the Old Funds also approve the Reorganization Agreements, the Board of the Old Funds was provided and evaluated such information as it reasonably believed necessary to consider the proposed Reorganizations. The Board of the Old Funds determined that (1) the interests of each Old Fund's shareholders would not be diluted as a result of the Reorganizations and (2) the Reorganizations would be in the best interests of each Old Fund and its shareholders. Summarized below are the key factors considered by the Board:

     o In recent years, many mutual funds have reorganized as Delaware statutory trusts. FIMCO informed the Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Funds.

     o FIMCO informed the Board that the New Funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to (1) eliminate the many differences in voting, record date, quorum and other corporate requirements under the governing documents of the Old Funds and (2) operate under uniform, modern and flexible governing documents that would streamline the governance process, reduce future reporting, filing and proxy costs and reduce costs associated with Fund governance and compliance monitoring.

     o The Board considered that the contractual advisory rates for over half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds, and that the actual effective rates paid by three of the New Funds would be lower than those paid by the corresponding Old Funds. In addition, the Board noted that all but three of the New Funds will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds.

     o FIMCO informed the Board that the Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Old Funds even though (1) the New Funds will adopt investment objectives that may be changed with approval of the Board only, and (2) the investment objective of the New Funds corresponding to the Blue Chip Fund of Life Series Fund, the First Investors Blue Chip Fund of Series Fund and First Investors Insured Tax Exempt Fund II of Executive Investors will be revised in minor respects.

     o The New Funds will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Old Funds which would simplify portfolio management and compliance monitoring for the New Funds.

     o The Board considered the estimated cost of the Reorganizations, including the costs of holding shareholder meetings and of obtaining shareholder approval of the Reorganizations, the fact that a significant portion of these costs would have been incurred even if the Reorganizations had not been proposed since shareholder approval of a new Board was necessary in light of the retirement plans of two Independent Trustees, and the anticipated long-term benefits of the Reorganizations, including anticipated cost savings. The Board also considered the fact that FIMCO represented to it that there would be no effect on shareholder fees and services as a result of the Reorganizations.

     o FIMCO informed the Board that there were no anticipated direct or indirect federal income tax consequences of the Reorganizations to Old Fund shareholders.

WHAT  EFFECT  WILL  THE   REORGANIZATION   HAVE  ON  THE  OLD  FUNDS  AND  THEIR
SHAREHOLDERS?

     The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Old Funds. The investment adviser, subadvisers, portfolio managers and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to each Old Fund. The Reorganizations will result in name changes for certain Old Funds (which do not require shareholder approval). Approval of the Reorganizations will result in changes to certain of the Old Funds' investment objectives and investment restrictions as discussed under "COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS--HOW WILL THE OLD FUNDS' INVESTMENT OBJECTIVES CHANGE? and --HOW WILL THE INVESTMENT RESTRICTIONS OF THE NEW FUNDS DIFFER FROM THE INVESTMENT RESTRICTIONS IN EFFECT FOR THE OLD FUNDS?" below.

     Immediately after the Reorganizations, shareholders of the Old Funds will own shares of the corresponding class of each corresponding New Fund that are equal in number and in value to the shares of each Old Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 Class A shares of an Old Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Old Fund.

     As a result of the Reorganizations, shareholders of the Old Funds, which are organized as either Maryland corporations or Massachusetts business trusts will become shareholders of the corresponding New Funds, each of which is a series of one of the four New Trusts, each a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Old Funds, please see "COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS--HOW WILL THE NEW FUNDS BE ORGANIZED?" below.

WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

     No. The full value of your shares of an Old Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     As a condition to consummation of each Reorganization, the Old Funds will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that neither the participating Old Funds nor its shareholders will recognize any gain or loss as a result of the Reorganization. The holding period for, and the aggregate tax basis in, the New Fund's shares a shareholder receives pursuant to a Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Old Fund's shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date). Also, a New Fund's holding period for, and tax basis in, each asset a Old Fund transfers to it will include the Old Fund's holding period for, and be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization. Please see "SUMMARY OF THE REORGANIZATION AGREEMENTS--WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION" below for further information.

WHO IS BEARING THE EXPENSES RELATED TO THE REORGANIZATION?

     The Old Funds will bear the expenses associated with the Reorganization. The pro rata share to be paid by each Old Fund is based on the Old Fund's average net assets as a percentage of the average net assets of the Old Funds in the Fund Complex.

                    SUMMARY OF THE REORGANIZATION AGREEMENTS

WHAT ARE THE MATERIAL TERMS AND CONDITIONS OF THE REORGANIZATION AGREEMENTS?

     The terms and conditions under which each Reorganization would be completed are contained in each Reorganization Agreement. The following summary of the Reorganization Agreements is qualified in its entirety by reference to each Reorganization Agreement itself, the forms of which are attached to this Proxy Statement as Exhibits A-1 and A-2.

     The Reorganization Agreements provide that each New Fund will acquire all of the assets of the corresponding Old Fund in exchange solely for shares of the New Fund and the New Fund's assumption of such Old Fund's liabilities. The Reorganization Agreements further provide that, as promptly as practicable after the applicable Closing Date, each Old Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders, by class.

     The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (generally 4:00 p.m. Eastern Time) on the applicable Closing Date, to the number of full and fractional shares of the Old Fund you own on that Closing Date and will be of the same class as the shares you own on that Closing Date. The New Funds will not issue certificates representing the New Fund shares issued in connection with such exchange. Outstanding certificates for shares of the Old Funds will continue to be recognized.

     After such distribution, each Old Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination or dissolution of the Old Fund, to the extent that the Old Fund has no outstanding shares following the closing of the Reorganization.

     Any Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by

Old Fund  shareholders,  if  circumstances  should  develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable with respect to such Old Fund(s). The completion of each Reorganization also is subject to various conditions, including (1) completion of all necessary filings with the SEC, state securities authorities and, in the case of Life Series and Special Bond, state insurance regulators; the receipt of all material consents, order and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganizations; (2) delivery of a legal opinion regarding the federal tax consequences of the Reorganization; (3) the issuance by the New Funds of initial shares to FIMCO or its affiliate, to permit FIMCO or its affiliate to take all necessary actions as such New Fund's sole shareholder, required to be taken by the New Funds; (4) each New Trusts (on behalf of the New Funds) shall have entered into or adopted an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements and plans necessary for each New Fund's operations; and
(5) other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the applicable Closing Date. The Reorganization Agreements provide that either of the Old Funds or the New Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Old Fund or New Fund, as applicable, if such waiver will not have a material adverse effect on the Old Funds' shareholders other than the requirements specifically listed in clauses (1)-(4) above.

     The Reorganization Agreement for each Old Fund must be approved by shareholders of that Old Fund. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. In the event that shareholders of a particular Old Fund do not approve the Reorganization Agreement of that Old Fund or the Reorganization is not consummated with respect to that Old Fund for any other reasons, the Board will consider other courses of action.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS?

     Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to consummation of each Reorganization, each Old Fund and New Fund will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Old Fund and conditioned on each Reorganization's being completed in accordance with the Reorganization Agreement, for federal income tax purposes, with respect to each Reorganization and the Old Funds participating therein:

     (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Old Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

     (2)  no Old Fund will recognize gain or loss on the Reorganization;

     (3) the shareholders will not recognize any gain or loss on the exchange of shares of the Old Fund for shares of the New Fund;

     (4) the holding period for, and tax basis in, the shares of a New Fund a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of an Old Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date); and

     (5) the New Fund's holding period for, and tax basis in, each asset the Old Fund transfers to it will include the Old Fund's holding period for, and will be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization.

     Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Old Funds or the shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     The foregoing description of the federal income tax consequences of each Reorganization does not take into account the particular circumstances of any shareholder. If a Reorganization fails to meet the requirements of section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

                  COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS

HOW WILL THE NEW FUNDS BE ORGANIZED?

     Each of the Old Funds is currently organized as either a Maryland corporation or a Massachusetts business trust as indicated below.

                 MARYLAND FUNDS                            MASSACHUSETTS FUNDS
     Global Fund              Government Fund              Executive Investors
     Series Fund II           Insured Tax-Exempt           Life Series
     Cash Management          New York Insured             Multi-State
     Fund for Income          Special Bond                 Series Fund
                              Tax-Exempt Money

     If the Reorganizations are approved, each Old Fund will redomicile into corresponding series of the New Trusts which are Delaware statutory trusts governed by their own Declarations of Trust and By-Laws. The Board of Trustees of the New Funds is expected to be the same eight (8) Nominees identified in Proposal 1. The operations of each Old Fund and New Fund are also governed by applicable state and federal law.

     Under the Declaration of Trust and By-Laws of each New Trust, the Trustees will have more flexibility than Trustees of the Old Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Funds to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of Trustees of the New Funds to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

     Importantly, the Trustees of the New Funds will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the Old Funds with respect to the Old Funds and their shareholders.

     Certain other similarities and differences between these entities are summarized at Exhibit D, although this is not a complete comparison. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request to the Legal Department, First Investors Management Company, Inc, 95 Wall Street, New York, New York 10005.

WHAT ARE THE MATERIAL TERMS OF THE INVESTMENT ADVISORY AGREEMENTS WITH FIMCO?

     The Reorganization Agreements require the New Trusts to enter into investment advisory agreements for the New Funds. Together, the current Investment Advisory Agreements for each of the Old Funds are referred to herein as the "Current Advisory Agreements," the Investment Advisory Agreements for each of the New Funds are referred to herein as the "New Advisory Agreements," and the Current Advisory Agreements and the New Advisory Agreements are referred to together as the "Advisory Agreements."

     The Current Advisory Agreements were approved by Old Fund shareholders. The Board of the Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Advisory Agreements or its affiliates, last approved the continuation of the Current Advisory Agreements on May 19, 2005. The Board of the New Funds separately approved the New Advisory Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth below under "--WHY DID THE BOARD APPROVE THE NEW ADVISORY AGREEMENTS, THE NEW WELLINGTON AGREEMENTS AND THE NEW PARADIGM AGREEMENTS?"

     The New Advisory Agreements are the same as the Current Advisory Agreements, except for the new fee schedules described below under "--WILL THE ADVISORY RATES FOR THE NEW FUNDS BE DIFFERENT?" Pursuant to each Advisory
Agreement, FIMCO is responsible for supervising and managing each funds' investments, effecting each funds' portfolio transactions and supervising all aspects of each fund's operations, subject to review by the Board. The Advisory Agreements also each provide that FIMCO shall provide the funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each fund and assume certain expenses thereof, other than obligations or liabilities of the funds.

     The Advisory Agreements provide that they will continue in effect for two years from their respective dates of execution. Thereafter, if not terminated, they will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. Each New Advisory Agreement further provides that with respect to any new series of a New Trust, the agreement will continue in effect for two years from the date the series is added to such agreement. Each Advisory Agreement may be terminated at any time, with respect to a fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreements each provide that FIMCO shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of FIMCO in the performance of its duties, or from reckless disregard by FIMCO of its duties and obligations thereunder.

     Under the Advisory Agreements, each fund is obligated to pay the Adviser an annual fee, paid monthly. Each fund also bears all fees and expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or underwriting agreements.

WILL THE ADVISORY RATES FOR THE NEW FUNDS BE DIFFERENT?

     The contractual advisory rates for over half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds. The contractual fee rate reductions will make permanent a portion of the fee waivers that have been previously negotiated with and approved by the Boards of the Old Funds on a temporary basis and will lower the actual effective rates paid by Global Fund, Blue Chip Fund of Series Fund and First Investors Mid-Cap Opportunity Fund of Series Fund II. The new advisory rates are designed to eliminate some of the historical inconsistencies that have arisen over the years and to better align contractual rates with current industry standards. All but three of the New Funds (Cash Management, Tax Exempt Money and First Investors Insured Intermediate Tax Exempt Fund, a series of Series Fund, which already have lower advisory rates) will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds.

     Exhibit C sets forth the individual fees paid on behalf of each Old Fund for the calendar year ended December 31, 2004 (before and after taking into account any fee waivers) and indicates the reduction, if any, to the contractual and actual effective advisory rates of the New Funds. Exhibit C assumes that the proposed fee reductions would have been reflected in corresponding reductions of the fee waivers that were in effect in 2004. Any waivers to the contractual advisory fees for the New Funds are subject to change under year-to-year negotiations of the waiver rates with the Board, just as they are for the Old Funds. Any change to the fee waivers could result in a decrease or an increase of the actual effective advisory rates for the New Funds. Exhibit C also sets out the advisory fee schedules for each of the Old and New Funds. FIMCO compensates each subadviser from the fees it receives.

WHAT ARE THE MATERIAL TERMS OF THE SUBADVISORY AGREEMENTS WITH WELLINGTON MANAGEMENT?

     The Reorganization Agreements require that (i) FIMCO, Wellington Management Company LLP ("Wellington Management") and First Investors Equity Funds and (ii) FIMCO, Wellington Management and First Investors Life Series Funds enter into subadvisory agreements for the New Funds that are corresponding series of (i) the Global Fund, (ii) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series and (iii) the Focused Equity Fund and the All-Cap Growth Fund of Series Fund II (together, the "Wellington Subadvised Funds"). Together, the current Subadvisory Agreements with Wellington Management are referred to herein as the "Current Wellington Agreements," the proposed Subadvisory Agreements with Wellington Management are referred to herein as the "New Wellington Agreements," and the Current Wellington Agreements and the New Wellington Agreements are referred to together as the "Wellington Agreements."

     The Current Wellington Agreements were approved by affected shareholders of the Old Funds. The Board of the applicable Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Wellington Agreements or its affiliates, last approved the continuation of the Current Wellington Agreements on May 19, 2005. The Board of the applicable New Funds separately approved the New Wellington Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth under "--WHY DID THE BOARD APPROVE THE NEW ADVISORY AGREEMENTS, THE NEW WELLINGTON AGREEMENTS AND THE NEW PARADIGM AGREEMENTS?" below.

     The New  Wellington  Agreements  are the  same  as the  Current  Wellington
Agreements. Under the Wellington Agreements, Wellington Management is responsible for managing each Wellington Subadvised Fund's investments allocated to it, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Wellington Management a subadvisory fee with respect to each Wellington Subadvised Fund. The subadvisory rates to be paid to Wellington Management under the New Wellington Agreements and the Current Wellington Agreements are the same. Each Wellington Agreement provides that it will continue in effect for two years from their respective dates of execution. Thereafter, if not terminated, they will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. Each Wellington Agreement also provides that it will terminate automatically if assigned or upon their termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Wellington Subadvised Fund or by Wellington Management upon not more than 60 days' nor less than 30 days' written notice. Each Wellington Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the fund party to such agreement in connection with the matters to which the Wellington Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

WHAT ARE THE MATERIAL TERMS OF THE SUBADVISORY AGREEMENTS WITH PARADIGM?

     The Reorganization Agreements require that (i) FIMCO, Paradigm Capital Management, Inc. ("Paradigm") and First Investors Equity Funds and (ii) FIMCO, Paradigm and First Investors Life Series Funds for the New Funds corresponding to (i) Special Situations Fund of First Investors Series Fund and (ii) Discovery Fund of First Investors Life Series Fund (together, the "Paradigm Subadvised Funds") enter into new subadvisory agreements. Together, the current Subadvisory Agreements with Paradigm are referred to herein as the "Current Paradigm Agreements." Together, the proposed Subadvisory Agreements with Paradigm are referred to herein as the "New Paradigm Agreements."

     The Current Paradigm Agreements were approved by affected shareholders of the Old Fund on March 8, 2005. The Board of the applicable New Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Paradigm Agreements or its affiliates, separately approved the New Paradigm Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth under "--WHY DID THE BOARD APPROVE THE NEW ADVISORY AGREEMENTS, THE NEW WELLINGTON AGREEMENTS AND THE NEW PARADIGM AGREEMENTS?" below.

     The New Paradigm Agreements are the same as the Current Paradigm Agreements. Under the Paradigm Agreements, Paradigm is responsible, subject to the supervision of the Board and FIMCO, for the investment management of the assets of each Paradigm Subadvised Fund. FIMCO is responsible for paying Paradigm a subadvisory fee with respect to each Paradigm Subadvised Fund. The subadvisory rates to be paid to Paradigm under the New Paradigm Agreements and the Current Paradigm Agreements are the same. Each Paradigm Agreement provides that it will continue in effect for two years from their respective dates of execution. Thereafter, if not terminated, they will continue for successive 12-month periods only if such continuance is approved at annually by either the Board or a majority of the outstanding voting securities of the fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. Each Paradigm Agreement also provides that the fund party to such agreement, by the vote of a majority of the Board or a majority of the outstanding voting securities of the Paradigm Subadvised Fund, may terminate its agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to Paradigm and Paradigm may terminate each Paradigm Agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to FIMCO. In addition, each Paradigm Agreement is automatically terminable upon assignment. The Paradigm Agreements provide that Paradigm will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund party to such agreement, their shareholders, or FIMCO in connection with the matters to which a Paradigm Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Paradigm in the performance of its duties or from reckless disregard by it of its obligations and duties under such agreement.

WHY DID THE BOARD APPROVE THE NEW ADVISORY AGREEMENTS, THE NEW WELLINGTON AGREEMENTS AND THE NEW PARADIGM AGREEMENTS?

     In determining whether to approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements, the Board of the New Funds reviewed and considered: (i) the information provided to it in advance of the meeting; (ii) the presentations made by FIMCO at the meeting; and (iii) a variety of other factors. The material factors considered by the Board in approving these agreements included, but were not limited to, the following:

     o that the investment objective(s) and principal investment strategies of the Old Funds will not materially change;

     o that the terms of the New Advisory Agreements are the same as those of the Current Advisory Agreements; that the terms of the New Wellington Agreements and New Paradigm Agreements are the same as the Current Wellington Agreements and Current Paradigm Agreements, respectively; and that there would be no changes in the nature, extent and quality of the services provided to the New Funds under each such agreement;

     o That, as indicated in Exhibit C, the contractual advisory rates for over half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds, and that all but three of the New Funds will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds; and

     o that FIMCO and the Board have had a history of negotiating additional contractual advisory rate waivers for some of the Old Funds where appropriate to bring fees in line with industry standards, to address competitive issues, and to address other circumstances.

     Based upon the foregoing and other factors, the Board, including the Independent Trustees, concluded that each of the New Advisory Agreements and the New Wellington and New Paradigm Agreements is in the best interests of the applicable Old Fund and its respective shareholders and unanimously approved the adoption of each New Advisory Agreement, New Wellington Agreement and New Paradigm Agreement.

WILL THERE BE ANY ADDITIONAL CHANGES WITH RESPECT TO THE SUBADVISORY AGREEMENTS?

     The New Funds will apply for an exemptive order from the SEC that permits FIMCO, subject to the approval of the Board of the affected New Fund, including a majority of the Independent Trustees, to (1) enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of FIMCO or the Old Funds or (2) continue to employ an existing subadviser or amend an existing subadvisory agreement after certain events that would otherwise require a shareholder vote, in each case, without shareholder approval. Under this policy FIMCO, subject to Board approval, could change subadvisers or subadvisory arrangements for a variety of reasons, including, but not limited to: (1) the existing subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the New Fund leave the investment advisory firm; (3) there is a change of control of the subadviser; (4) FIMCO decides to diversify the New Fund's management by adding another subadviser; or (5) there is a change in investment style of the New Fund. The New Fund will notify shareholders of any subadviser changes and any other changes for which notification is required under the exemptive order, if granted, and any other conditions therein.

     There is no assurance that the SEC will grant such exemptive relief. However, there is a pending rule proposal that would permit a board to appoint and replace subadvisers or to amend subadvisory agreements without obtaining shareholder approval subject to certain conditions. The rule would eliminate the need for the New Funds to obtain exemptive relief from the SEC.

WHAT ARE THE MATERIAL TERMS OF THE DISTRIBUTION PLANS?

     Each Old Fund, except Special Bond and the series of Life Series, has adopted one or more distribution plans in accordance with Rule 12b-1 under the 1940 Act. The Old Funds that have adopted distribution plans currently have separate plans for their Class A and Class B shares (except for Cash Management, which only has an Old Class B Plan) ("Old Class A Plans" and "Old Class B Plans" together, the "Old 12b-1 Plans"). With respect to the Old Funds that will be reorganized as series of First Investors Equity Funds, each Old Class A Plan is a compensation plan. With respect to the Old Funds that will be reorganized as series of First Investors Income Funds and First Investors Tax Exempt Funds, each Old Class A Plan is a reimbursement plan, except for Investment Grade Fund's Old Class A Plan which is a compensation plan and Tax-Exempt Money's Old Class A Plan which is a defensive plan. The Old Class B Plans are all compensation plans.

     If the Reorganizations are approved, each New Fund, except the New Funds corresponding to Cash Management Fund and Tax-Exempt Money Market Fund, will adopt new distribution plans in accordance with Rule 12b-1 for its Class A shares and Class B shares ("New Class A Plans" and "New Class B Plans" together, the "New 12b-1 Plans"). The fee rates paid under the New Class A Plans and the New Class B Plans will be the same as the current fee rates under the Old Class A Plans and the Old Class B Plans. The Old Class A defensive plan for Tax Exempt Money will be eliminated.

     The principal difference between the Old Class A Plans and the New Class A Plans is that all of the New Class A Plans will be compensation plans. The form of the New Class A Plan is included as Exhibit B. Under a "compensation" plan the fees paid by a fund are intended as compensation for services rendered. The fee is paid regardless of whether the amount exceeds or is less than the actual expenses incurred by the underwriter in distributing shares or servicing shareholder accounts in a particular year. By contrast, under a "reimbursement" plan the fees paid by a fund are intended as reimbursement for services rendered up to the maximum allowable fee. The terms of the New Class B Plans are substantially similar to those of the Old Class B Plans, except for minor changes to the approval provisions.

     The Board of the Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Old 12b-1 Plans or its affiliates, last approved the continuation of the Old 12b-1 Plans on May 19, 2005. The Board of the New Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New 12b-1 Plans separately approved the New 12b-1 Plans on August 18, 2005.

     Each Old 12b-1 Plan and New 12b-1 Plan can be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such fund. Any change to any 12b-1 Plan that would materially increase the costs to that class of shares of a fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such fund, any class of shares that converts into that class and a majority of the Independent Trustees.

HOW WILL THE OLD FUNDS' INVESTMENT OBJECTIVES CHANGE?

     If the Reorganizations are approved, minor changes will be made to the investment objectives of two of the New Funds so that they more accurately reflect the investment strategies and risks that are described in the corresponding Old Funds' prospectuses. The investment objectives of the New Funds corresponding to the Blue Chip Fund of Life Series Fund and the First Investors Blue Chip Fund of Series Fund will be revised from that of seeking a "high total investment return consistent with the preservation of capital" to that of simply seeking "high total investment return." FIMCO believes the phrase "consistent with the preservation of capital" has become inconsistent with investing in Blue Chip stocks in today's marketplace where even Blue Chip stocks exhibit substantial volatility.

     The investment objective of the New Fund corresponding to First Investors Insured Tax Exempt Fund II of Executive Investors will also be amended so that the New Fund may seek not only tax-exempt income but also "capital appreciation." The new investment objective would state that the New Fund "seeks a high level of investment income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax and seek capital appreciation." The change to such New Fund's investment objective would more closely reflect how the corresponding Old Fund is currently being managed.

     Other than as described above, the Old Funds' investment objectives will remain the same. However, the investment objectives of each New Fund will be classified non-fundamental. This would allow the Board of the New Funds to change the investment objective(s) of the New Funds whenever the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without causing the New Funds to incur the costs of shareholder meetings.

HOW WILL THE INVESTMENT RESTRICTIONS OF THE NEW FUNDS DIFFER FROM THE INVESTMENT RESTRICTIONS IN EFFECT FOR THE OLD FUNDS?

     The  1940  Act  requires  each  registered   investment  company  to  adopt
fundamental investment restrictions with respect to several specific types of activities, including the fund's ability to:

     o concentrate its investments in any particular industry or group of industries;
     o    borrow money;
     o    issue senior securities;
     o    make loans to other persons;
     o    purchase or sell real estate;
     o    purchase or sell commodities; and
     o    underwrite securities issued by other persons.

     In  order  to  amend  or   eliminate   a  fund's   fundamental   investment
restrictions, the 1940 Act requires that any such change be approved by shareholders of a majority of the fund's outstanding voting securities. Pursuant to the requirements of the 1940 Act, each Old Fund has adopted certain fundamental investment restrictions with respect to the activities listed above. Each Old Fund also has a fundamental investment restriction related to diversification and certain other policies, although not required by the 1940 Act.

     In connection with the Reorganizations, the New Funds intend to adopt uniform fundamental investment restrictions that standardize, update and streamline the Old Funds' fundamental investment restrictions to make them consistent with current industry standards. In addition, the New Funds intend to eliminate certain fundamental investment restrictions of the Old Funds because such restrictions are duplicative or unnecessary under existing federal regulations. The Board of the New Funds has reviewed and approved the modifications to the fundamental investment restrictions of the Old Funds that will be applicable to the New Funds.

     In general, the purpose of the modifications is to permit the New Funds greater flexibility in portfolio management, consolidate minor differences, simplify compliance monitoring and/or make the restrictions uniform among all New Funds. The New Funds do not intend to have different investment objectives or strategies as a result of the modifications to, or in some cases elimination of, the Old Funds' fundamental investment restrictions.

     Exhibit E lists and describes each fundamental investment restriction for each Old Fund and the corresponding fundamental investment restriction, if any, for each New Fund. In addition, Exhibit E includes a brief summary of the material differences, if any, between a fundamental investment restriction among the Old Funds and New Funds.

                              SHAREHOLDER APPROVAL

     Approval of Proposal 2 will be determined separately for each Old Fund on a series-by-series basis if the Old Fund is a series fund and each Old Fund that is a stand-alone fund. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. Approval of Proposal 2 by:

     o Cash Management, Government Fund, New York Insured and Tax-Exempt Money, and by each series comprising Series Fund II requires the affirmative vote of a majority of the outstanding shares of such Old Fund entitled to vote at the Meeting;

     o Fund for Income, Global Fund, Insured Tax-Exempt and Special Bond requires the affirmative vote of two-thirds of the outstanding shares of such Old Fund entitled to vote at the Meeting; and

     o Executive Investors and each series comprising Life Series, Multi-State and Series Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of such Old Fund present at the Meeting, if more than 50% of the outstanding shares of such Old Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of such Old Fund.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH OLD FUND VOTE "FOR"
              APPROVAL OF THE APPLICABLE REORGANIZATION AGREEMENT.

                           ---------------------------

               GENERAL INFORMATION ABOUT THE FIRST INVESTORS FUNDS

MANAGEMENT AND OTHER SERVICE PROVIDERS

     Set forth below is a description of the current service providers of the Old Funds.

INVESTMENT ADVISER AND ADMINISTRATION AND FUND ACCOUNTING SERVICES

     First Investors Management Company, Inc. is the investment adviser and makes the day-to-day investment decisions for the Old Funds. FIMCO has been an investment adviser to the First Investors Funds since 1965. FIMCO also provides certain administrative and fund accounting services to the Old Funds. FIMCO is located at 95 Wall Street, New York, New York 10005. As of December 31, 2004, FIMCO served as investment adviser to 50 mutual funds or series of funds constituting the First Investors Funds with total net assets of approximately $6.6 billion. FIMCO supervises all aspects of each Old Fund's operations and provides certain fund accounting and administrative services to the Old Funds. FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporations.

     Set forth in Exhibit G is certain information with respect to the executive officers and directors of FIMCO. Following the Reorganization, FIMCO will continue to serve the New Funds as investment adviser.

SUBADVISERS

     Wellington  Management Company, LLP serves as the investment  subadviser of
(a) the Global Fund, (b) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series and (c) the Focused Equity Fund and the All-Cap Growth Fund of Series Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of June 30, 2005, Wellington Management held investment management authority with respect to approximately $484 billion of assets. Of that amount, Wellington Management acted as investment adviser or subadviser to approximately 175 registered investment companies or series of such companies, with net assets of approximately $235.1 billion. Wellington Management is located at 75 State Street, Boston, MA 02109.

     Set forth in Exhibit G is certain information with respect to the principal executive officers and general partners of Wellington Management. Following the Reorganizations, Wellington Management will continue to serve the New Funds corresponding to Old Funds it currently serves.

     Paradigm Capital  Management,  Inc. serves as the investment  subadviser of
(a) Special Situations Fund of Series Fund and (b) Discovery Fund of Life Series Fund. Paradigm is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of June 30, 2005, Paradigm held investment management authority with respect to approximately $1.9 billion in assets. Of that amount, Paradigm acted as investment adviser or subadviser to 6 registered investment companies or series of such companies with net assets of approximately $506.5 million. Paradigm is located at Nine Elk Street, Albany, New York 12207.

     Set forth in Exhibit G is certain information with respect to the principal executive officers and directors of Paradigm. Following the Reorganizations, Paradigm will continue to serve the New Funds corresponding to Old Funds it currently serves.

UNDERWRITER

     First Investors Corporation, 95 Wall Street, New York, New York 10005 serves as the underwriter to all of the Old Funds except Special Bond and those series comprising Life Series.

CUSTODIAN

     The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Old Fund, except for the Global Fund and the International Securities Fund of Life Series, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global Fund and the International Securities Fund of Life Series and employs foreign subcustodians to provide custody of their foreign assets.

TRANSFER AGENT

     Administrative Data Management Corp. ("ADM"), Raritan Plaza 1, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Old Funds and as redemption agent for regular redemptions except Special Bond and those series comprising Life Series. ADM provides services to accounts that includes, but is not limited to, opening and closing non-retirement and retirement accounts, transacting purchases, redemptions and exchanges, issuing checks, issuing tax statements, and issuing account statements.

     First  Investors  Federal  Savings  Bank  ("FIFSB")  acts as  custodian  on individual retirement accounts, including IRAs. FIFSB charges an annual custodial fee for each individual retirement account it services. These custodial fees are currently being paid by the Old Funds but the Old Funds reserve the right to discontinue this practice.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The accounts of the Old Funds are audited once each fiscal year by Tait, Weller & Baker ("TWB"), an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Upon the recommendation of the Audit Committee, a majority of the Independent Trustees selected TWB to act as the independent registered public accounting firm for the Old Funds for the current fiscal years. The selection of TWB was approved by the entire Board. TWB has advised the Old Funds that, to the best of its knowledge and belief, as of the [ ], no TWB professional had any direct or material indirect ownership interest in the Old Funds inconsistent with independent professional standards pertaining to accountants. Certain information concerning the fees and services provided by TWB to the Old Funds and to FIMCO and its affiliates for the most recent fiscal years of the Old Funds is provided below. For purposes of the following information, FIMCO, and any entity controlling, controlled by or under common control with FIMCO that provides ongoing services to the Old Funds, are referred to as "Affiliated Service Providers."

     The tables below set forth the fees billed by TWB for each of the last two fiscal years of the Old Funds for (i) all audit and non-audit services provided directly to the Old Funds and (ii) those non-audit services provided to the Old Funds' Affiliated Service Provider that relate directly to the Old Fund's operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

     o AUDIT FEES are for the audit of the Old Funds' annual financial statements included in each Old Fund's reports to stockholders and in connection with statutory and regulatory filings or engagements;


     o AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of the Old Funds' annual financial statements not included in AUDIT FEES;

     o    TAX FEES include tax compliance, tax advice and tax planning; and

     o ALL OTHER FEES include any other products and services provided by TWB.

For a list of the Old Funds that are classified as September 30 Funds and December 31 Funds see Exhibit F.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO THE OLD FUNDS:

          FOR THE FISCAL YEAR ENDED 2004.

                         AUDIT     AUDIT-RELATED       TAX       ALL OTHER
                         FEES          FEES            FEES        FEES
                       -------     -------------     -------     ---------
September 30 Funds     $[    ]       $[    ]          $[    ]      $[    ]

December 31 Funds      $[    ]       $[    ]          $[    ]      $[    ]

          FOR THE FISCAL YEAR ENDED 2003.

                         AUDIT     AUDIT-RELATED       TAX       ALL OTHER
                         FEES          FEES            FEES        FEES
                       -------     -------------     -------     ---------
September 30 Funds     $[    ]       $[    ]          $[    ]      $[    ]

December 31 Funds      $[    ]       $[    ]          $[    ]      $[    ]

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE OLD FUNDS' AFFILIATED SERVICE PROVIDERS FOR WHICH PRE-APPROVAL BY THE AUDIT COMMITTEE WAS REQUIRED:

          FOR THE FISCAL YEAR ENDED 2004.

                         AUDIT-RELATED       TAX       ALL OTHER
                             FEES            FEES        FEES
                         -------------     -------     ---------
September 30 Funds         $[    ]          $[    ]      $[    ]

December 31 Funds          $[    ]          $[    ]      $[    ]

          FOR THE FISCAL YEAR ENDED 2003.

                         AUDIT-RELATED       TAX       ALL OTHER
                             FEES            FEES        FEES
                         -------------     -------     ---------
September 30 Funds         $[    ]          $[    ]      $[    ]

December 31 Funds          $[    ]          $[    ]      $[    ]

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO THE OLD FUNDS AND THEIR AFFILIATED SERVICE PROVIDERS, REGARDLESS OF WHETHER PRE-APPROVAL WAS REQUIRED.

         FOR THE FISCAL YEAR ENDED 2004.

                         AGGREGATE NON-AUDIT FEES
                         ------------------------

September 30 Funds               $[       ]

December 31 Funds                $[       ]

         FOR THE FISCAL YEAR ENDED 2003.

                        AGGREGATE NON-AUDIT FEES
                        ------------------------

September 30 Funds               $[       ]

December 31 Funds                $[       ]

     Audit and non-audit services provided to the Old Funds by TWB require pre-approval by the Audit Committee. [All of the audit and non-audit services described above for which TWB billed the Old Funds fees for the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and

December 31, 2003 were pre-approved by the Audit Committee.] The aggregate non-audit fees billed by TWB for services rendered to the Old Funds, FIMCO and any entity controlling, controlled by, or under common control with the Old Funds and FIMCO that provides ongoing services to the Old Funds for the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and December 31, 2003 were $[ ], $[ ], $[ ] and $[ ], respectively. The Audit Committee has determined that the provision of these non-audit services is compatible with maintaining the independence of TWB.

     None of the services described above, provided in the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and December 31, 2003, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     The Old Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Old Funds' shareholders should send such proposals to the Assistant Secretary of the First Investors Funds at 95 Wall Street, New York, New York 10005. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Old Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

     Shareholders of the First Investors Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Assistant Secretary of the First Investors Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the First Investors Funds or a specified member of the Board. The Assistant Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the New Trusts will be passed upon by Kirkpatrick & Lockhart Nicholson Graham, as special counsel to the New Trusts.

                                 EXHIBITS INDEX

--------------------------------------------------------------------------------
Exhibit A-1    Form of Agreement and Plan of Conversion and Termination
               (Maryland corporation)
--------------------------------------------------------------------------------
Exhibit A-2    Form of Agreement and Plan of Conversion and Termination
               (Massachusetts business trust)
--------------------------------------------------------------------------------
Exhibit B      Form of Class A Distribution Plan
--------------------------------------------------------------------------------
Exhibit C      Advisory Fees
--------------------------------------------------------------------------------
Exhibit D      Comparison of the New Funds and the Old Funds
--------------------------------------------------------------------------------
Exhibit E      Proposed Modifications to each Old Fund's Fundamental Investment
               Restrictions
--------------------------------------------------------------------------------
Exhibit F      The Old Funds and Their Respective Fiscal Year Ends
--------------------------------------------------------------------------------
Exhibit G      Executive Officers and Directors or Partners of FIMCO, Wellington
               Management and Paradigm
--------------------------------------------------------------------------------
Exhibit H      Outstanding Shares
--------------------------------------------------------------------------------
Exhibit I      Principal Shareholders of the Old Funds
--------------------------------------------------------------------------------

                                   EXHIBIT A-1


            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of ________ __, 2005, between FIRST INVESTORS _______ FUNDS, a Delaware statutory trust ("TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and __________, a Maryland corporation ("CORPORATION"), on behalf of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD FUND"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of the Trust and the Corporation is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each New Fund's behalf and by the Corporation on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

     Each Investment Company wishes to effect five separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of the Corporation to a series of the Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

     Each Investment Company's Board of Trustees/Directors (each, a "BOARD"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Old Fund offers two classes of voting shares of common stock, designated Class A and Class B shares ("CLASS A OLD FUND SHARES" and "CLASS B OLD FUND SHARES," respectively, and collectively, "OLD FUND SHARES"). New Fund will offer two classes of voting shares of beneficial interest, also designated Class A and Class B shares ("CLASS A NEW FUND SHARES" and "CLASS B NEW FUND SHARES," respectively, and collectively, "NEW FUND SHARES"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

     In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.      PLAN OF CONVERSION AND TERMINATION
        ----------------------------------

1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall --

     (a) issue and deliver to Old Fund the number of full and fractional (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

     (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4 At or immediately before the Closing, New Fund shall redeem the INITIAL SHARES (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares that Shareholder holds at the Effective Time, and the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the number of full and fractional Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares that Shareholder holds at the Effective Time). All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.      CLOSING AND EFFECTIVE TIME
        --------------------------

2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on [January 27, 2006][April 28, 2006], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

2.2 The Corporation shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3 The Corporation shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

2.4 The Corporation shall deliver to the Trust at the Closing a certificate of an authorized officer of the Corporation setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.      REPRESENTATIONS AND WARRANTIES
        ------------------------------

3.1 The Corporation, on Old Fund's behalf, represents and warrants to the Trust, on New Fund's behalf, as follows:

     (a) The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("ARTICLES") are on file with that state's Department of Assessments and Taxation;

     (b) The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c) Old Fund is a duly established and designated series of the Corporation;

     (d) At the Effective Time, the Corporation, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and the Corporation's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation's By-Laws (collectively, "CORPORATION GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

     (h) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on September 30, 2005, have been audited by Tait Weller & Baker, an independent registered public accounting firm, and present fairly, in all material respects, Old Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Corporation's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old

          Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

     (i) Since September 30, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Corporation's transfer agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
          (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) The Corporation's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information the Trust provided for inclusion therein) and the REGISTRATION STATEMENT (as defined in paragraph 3.3(a)) will, on its effective date, at the Effective Time, and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2 The Trust, on New Fund's behalf, represents and warrants to the Corporation, on Old Fund's behalf, as follows:

     (a) The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) At the Effective Time, the Trust will be duly registered as an open-end management investment company under the 1940 Act;

     (c) Before the Effective Time, New Fund will be a duly established and designated series of the Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Trust Instrument or By-Laws (collectively, "TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or
          (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
          (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of the Corporation's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

     (p) The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) The Trust's Trust Instrument permits the Trust to vary its shareholders' investment; and the Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and its investment adviser, First Investors Management Company, Inc. ("ADVISER"), will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Corporation's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("REGISTRATION STATEMENT")(1), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

----------
(1) Clause (1) will only be included in an agreement that involves a Corporation the registration statement of which is adopted by the corresponding Trust.

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.      COVENANTS
        ---------

        4.1 The Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

        4.2 The Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        4.3 The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

        4.4 The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

        4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with the Corporation's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

        4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        4.7 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

        4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.      CONDITIONS PRECEDENT
        --------------------

        Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Trust shall have expressly adopted the Registration Statement with respect to New Fund for purposes of the 1933 Act and the 1940 Act. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3 The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("COUNSEL") substantially to the effect that:

     (a) Old Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and New Fund is a duly established series of the Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

     (b) Each Investment Company has duly authorized and adopted this Agreement on its respective Fund's behalf;

     (c) The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

     (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Corporation Governing Documents or the Trust Governing Documents or, to Counsel's knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

     (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

     (f) Each Investment Company is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

     (g) To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5 Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("INITIAL SHARES") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

5.6 The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

5.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.      EXPENSES
        --------

Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.      ENTIRE AGREEMENT; NO SURVIVAL
        -----------------------------

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.      TERMINATION
        -----------

This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [January 27, 2006][April 28, 2006], or such other date as to which the Investment Companies agree; or

8.2     By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.      AMENDMENTS
        ----------

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.     SEVERABILITY
        ------------

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.     MISCELLANEOUS
        -------------

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

11.4 THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH SHALL BE CONSIDERED ONE AND THE SAME AGREEMENT, AND SHALL BECOME EFFECTIVE WHEN ONE OR MORE COUNTERPARTS HAVE BEEN EXECUTED BY EACH INVESTMENT COMPANY AND DELIVERED TO THE OTHER INVESTMENT COMPANY. THE HEADINGS CONTAINED IN THIS

AGREEMENT ARE FOR REFERENCE PURPOSES ONLY AND SHALL NOT AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THIS AGREEMENT.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                              FIRST INVESTORS _______ FUNDS, on
                              behalf of each of its series listed
                              on Schedule A



                              By:
                                  -----------------------
                                    Kathryn S. Head
                                    President



                              _________________, on behalf of each of its series listed on Schedule A



                              By:
                                  -----------------------
                                    Kathryn S. Head
                                    President


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                                   SCHEDULE A

                  OLD FUNDS                               NEW FUNDS

     (EACH A SERIES OF THE CORPORATION)         (EACH A SERIES OF THE TRUST)
--------------------------------------------   --------------------------------

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                                   EXHIBIT A-2



            FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("AGREEMENT") is made as of ________ __, 2005, between FIRST INVESTORS ______ FUNDS, a Delaware statutory trust ("NEW TRUST"), on behalf of each of its segregated portfolios of assets ("SERIES") listed under the heading "New Funds" on Schedule A to this Agreement ("SCHEDULE A") (each, a "NEW FUND"), and _________, a Massachusetts business trust ("OLD TRUST"), on behalf of its series listed under the heading "Old Funds" on Schedule A (each, an "OLD FUND"). (Each New Fund and Old Fund is sometimes referred to herein as a "FUND," and each of New Trust and Old Trust is sometimes referred to herein as an "INVESTMENT COMPANY.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by New Trust on each New Fund's behalf and by Old Trust on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

     Each Investment Company wishes to effect 18 separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest ("SHARES") in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares PRO RATA to that Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

     Each Investment Company's Board of Trustees (each, a "BOARD"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof,
(1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Old Fund offers two classes of shares, designated Class A and Class B shares ("CLASS A OLD FUND Shares" and "CLASS B OLD FUND SHARES," respectively, and collectively, "OLD FUND SHARES"). New Fund will offer two classes of shares, also designated Class A and Class B shares ("CLASS A NEW FUND SHARES" and "CLASS B NEW FUND SHARES," respectively, and collectively, "NEW FUND SHARES"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

        In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.      PLAN OF CONVERSION AND TERMINATION
        ----------------------------------

1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall --

     (a) issue and deliver to Old Fund the number of full and fractional (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

     (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books -- Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4 At or immediately before the Closing, New Fund shall redeem the INITIAL SHARES (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by New Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares that Shareholder holds at the Effective Time, and the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the number of full and fractional Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares that Shareholder holds at the Effective Time). All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust and any


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further actions shall be taken in connection therewith as required by applicable law.

1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.      CLOSING AND EFFECTIVE TIME
        --------------------------

2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Investment Companies' offices on [January 27, 2006][April 28, 2006], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

2.2 Old Trust shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3 Old Trust shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

2.4 Old Trust shall deliver to New Trust at the Closing a certificate of an authorized officer of Old Trust setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

2.5 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.


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


3.      REPRESENTATIONS AND WARRANTIES
        ------------------------------

3.1 Old Trust, on Old Fund's behalf, represents and warrants to New Trust, on New Fund's behalf, as follows:

     (a) Old Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "MASSACHUSETTS BUSINESS TRUST") that is duly organized and validly existing under such laws; and its Amended and Restated Declaration of Trust ("DECLARATION") is on file with that commonwealth's Secretary of State; and before January 1, 1997, Old Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

     (b) Old Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c)  Old Fund is a duly established and designated series of Old Trust;

     (d) At the Effective Time, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto;

     (e) Old Fund is not engaged currently, and Old Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Declaration or Old Trust's By-Laws (collectively, "OLD TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or
          (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;

     (f) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Trust, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Trust with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Trust;


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     (h)  Old Fund's Statement of Assets and Liabilities, Statements of
          Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "STATEMENTS") at and for the year ended on December 31, 2004, have been audited by Tait Weller & Baker, an independent registered public accounting firm; such Statements and Old Fund's unaudited Statements at and for the six-month period ended on June 30, 2005, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Trust's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

     (i) Since December 31, 2004, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Trust's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Trust's transfer agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to


                                     - 5 -
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          subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (m) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (o) During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
          (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (p) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (q) Old Trust's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information New Trust provided for inclusion therein) and the REGISTRATION STATEMENT (as defined in paragraph 3.3(a)) will, on its effective date, at the Effective Time, and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (s) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

     (t) The Declaration permits Old Trust to vary its shareholders' investment; and Old Trust does not have a fixed pool of assets -- each series thereof (including Old Fund) is a managed portfolio of securities, and its investment adviser, First Investors Management Company, Inc. ("ADVISER"), has the authority to buy and sell securities for it.


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3.2     New Trust, on New Fund's behalf, represents and warrants to Old Trust, on Old Fund's behalf, as follows:

     (a) New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) At the Effective Time, New Trust will be duly registered as an open-end management investment company under the 1940 Act;

     (c) Before the Effective Time, New Fund will be a duly established and designated series of New Trust;

     (d) New Fund has not commenced operations and will not do so until after the Closing;

     (e) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (f) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (g) New Fund is not engaged currently, and New Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of New Trust's Trust Instrument or By-Laws (collectively, "NEW TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or
          (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;

     (h) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j) New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than

          New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k) Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund
          (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     (l) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (m) During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

     (n) Assuming the truthfulness and correctness of Old Trust's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

     (p) The Proxy Statement (only with respect to written information New Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q) New Trust's Trust Instrument permits New Trust to vary its shareholders' investment; and New Trust will not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) Old Trust's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("REGISTRATION STATEMENT")(2), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

     (d) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

     (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (f) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

----------
(2) Clause (1) will only be included in an agreement that involves an Old Trust the registration statement of which is adopted by the corresponding New Trust.

     (i) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (j) Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.      COVENANTS
        ---------

        4.1 Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

        4.2 Old Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        4.3 Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

        4.4 Old Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

        4.5 Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on
Schedule 14A relating to the Reorganization to be furnished in connection with Old Trust's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

        4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        4.7 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

        4.8 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.      CONDITIONS PRECEDENT
        --------------------

        Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. New Trust shall have expressly adopted the Registration Statement with respect to New Fund for purposes of the 1933 Act and the 1940 Act. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.2 At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3 The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("COUNSEL") substantially to the effect that:

     (a) Old Fund is a duly established series of Old Trust, a Massachusetts business trust that is validly existing under the laws of the Commonwealth of Massachusetts, and New Fund is a duly established series of New Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

     (b) Each Investment Company has duly authorized and adopted this Agreement on its respective Fund's behalf;

     (c) The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

     (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Old Trust Governing Documents or the New Trust Governing Documents or, to Counsel's knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

     (e) To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

     (f) Each Investment Company is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

     (g) To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4 The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5 Before the Closing, New Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("INITIAL SHARES") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

5.6 New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

5.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.      EXPENSES
        --------

Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.      ENTIRE AGREEMENT; NO SURVIVAL
        -----------------------------

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.      TERMINATION
        -----------

This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [January 27, 2006][April 28, 2006], or such other date as to which the Investment Companies agree; or

8.2     By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.      AMENDMENTS
        ----------

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.     SEVERABILITY
        ------------

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.     MISCELLANEOUS
        -------------

11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each

Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees, officers, or shareholders.

11.4 THIS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, ALL OF WHICH SHALL BE CONSIDERED ONE AND THE SAME AGREEMENT, AND SHALL BECOME EFFECTIVE WHEN ONE OR MORE COUNTERPARTS HAVE BEEN EXECUTED BY EACH INVESTMENT COMPANY AND DELIVERED TO THE OTHER INVESTMENT COMPANY. THE HEADINGS CONTAINED IN THIS AGREEMENT ARE FOR REFERENCE PURPOSES ONLY AND SHALL NOT AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THIS AGREEMENT.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.



                              FIRST INVESTORS _______ FUNDS, on
                              behalf of each of its series listed
                              on Schedule A



                              By:
                                  -----------------------
                                    Kathryn S. Head
                                    President



                              _________________, on behalf of each of its series listed on Schedule A



                              By:
                                  -----------------------
                                    Kathryn S. Head
                                    President

                                   SCHEDULE A

                OLD FUNDS                               NEW FUNDS

     (EACH A SERIES OF THE CORPORATION)         (EACH A SERIES OF THE TRUST)
--------------------------------------------  --------------------------------

                                    EXHIBIT B


                        FORM OF CLASS A DISTRIBUTION PLAN
                                       OF
                         FIRST INVESTORS _________ FUNDS


        WHEREAS, FIRST INVESTORS ______ FUNDS (the "Fund") is an open-end management investment company duly registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Fund employs one or more broker-dealers as distributors of its shares ("Underwriter") pursuant to a written agreement ("Underwriting Agreement");

        WHEREAS, Rule 12b-1 under the 1940 Act permits registered investment companies to bear certain expenses associated with the distribution of their shares;

        WHEREAS, the Fund offers multiple series and multiple classes of shares for purchase by shareholders;

        WHEREAS, the Board of Trustees believes that payment of certain expenses associated with the distribution of the Class A shares of the separate investment series of the Fund listed in Schedule A hereto, as may be amended from time to time (individually and collectively, the "Series") (the Class A shares of each Series, the "Class A Shares") and the servicing or maintenance of shareholder accounts for such Class A Shares would be beneficial to the Fund and its shareholders; and

        WHEREAS, the Fund, on behalf of its Series, wishes to adopt a plan under Rule 12b-1 to permit each Series to pay some of the expenses involved in distributing its Class A Shares and the servicing or maintenance of its shareholder accounts for such Class A Shares.

        NOW, THEREFORE, in consideration of the foregoing, the Fund hereby adopts the following distribution plan in accordance with Rule 12b-1 (the "Class A Plan"):

        1. PAYMENT OF THE FEE. Pursuant to one or more Underwriting Agreements which the Fund can enter into from time to time and this Class A Plan, each Series shall pay as compensation for the Underwriter's services an annualized Rule 12b-1 fee of an aggregate of 0.30% of each Series' average daily net assets attributable to its Class A Shares (referred to herein as the "Class A 12b-1 Fee"). The Class A 12b-1 Fee is payable by each Series monthly, or at such other intervals as shall be determined by the Board of Trustees in the manner provided for approval of the Class A Plan in paragraph 5(a). The Class A 12b-1 Fee shall consist of a distribution fee and a service fee, in the following proportions: (a) the distribution fee shall be at the rate of 0.25% of the average daily net assets attributable to Class A Shares of such Series, and
(b) the service fee shall be at the rate of 0.05% of the average daily net assets attributable to Class A Shares of such Series. The Class A 12b-1 Fee shall be payable regardless of whether that amount exceeds or is less than the actual expenses incurred by the Underwriter in distributing Class A Shares of such Series in a particular year.

        2. EXPENSES DIFFERENT FROM ANNUAL RATE. To the extent that the Class A 12b-l Fees paid by the Series in a particular year exceeds actual expenses attributable to Class A Shares of the Series incurred by an Underwriter in that year, the Underwriter may realize a profit in that year. If the expenses attributable to Class A Shares incurred by an Underwriter in a particular year are greater than the Class A 12b-1 Fee, the Underwriter may incur a loss in that year and may not recover from the Series such excess of expenses attributable to Class A Shares of the Series over the Class A 12b-1 Fees unless actual expenses attributable to Class A Shares of the Series incurred in a subsequent year in which the Class A Plan remained in effect were less than the Class A 12b-1 Fees paid under the Class A Plan in that year.

        3. DISTRIBUTION AND SERVICE FEES. "Distribution" fees are fees paid for the distribution of the Series' Class A Shares, including continuing payments to registered representatives and dealers for sales of such shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Series' shareholders of the Class A Shares to the extent that such material is used in connection with the sales of the Class A Shares, and general overhead of an Underwriter. "Service" fees are fees paid for services related to the maintenance and servicing of existing shareholder accounts for the Series' Class A Shares, including shareholder liaison services, whether provided by individual representatives, dealers, an Underwriter or others entitled to receive such fees.

        4. REPORTS TO TRUSTEES. Quarterly and annually in each year that the Class A Plan remains in effect, the Treasurer of the Fund shall prepare and furnish to the Board of Trustees of the Fund a written report of the amounts so expended and the purposes for which such expenditures were made under the Class A Plan. The Board of Trustees will promptly review the Treasurer's report.

        5. APPROVAL OF PLAN. The Class A Plan shall become effective with respect to any Series of the Fund immediately upon the approval by the majority vote of (a) the Fund's Board of Trustees and the Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act, and who have no direct or indirect financial interest in the operation of the Class A Plan or in any agreements related to the Class A Plan (the "Independent Trustees") cast in person at a meeting called for the purpose of voting on such Class A Plan and (b) the outstanding Class A voting securities of such Series, voting separately from any other class or Series of the Fund, which for this purpose is defined in Section 2(a)(42) of the 1940 Act and means the lesser of
(1) more than 50% of the outstanding shares, or (2) 67% or more of the shares present or represented at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, whichever is less.

        6. TERMINATION OF PLAN. The Class A Plan can be terminated by any Series at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Class A voting securities of such Series, voting separately from any other class or Series of the Fund (as defined in Section 2(a)(42) of the 1940 Act).

        7. AMENDMENTS. Any amendment to increase materially the cost to any Series of the Fund under the Class A Plan may not be instituted without the approval of the outstanding Class A voting securities of such Series, voting separately from any other class or Series of the Fund (as defined in Section 2(a)(42) of the 1940 Act). If Class B Shares of any Series of the Fund are convertible into Class A shares of such Series, and if the Fund implements any amendment to the Class A Plan that would increase materially the cost to any Series of the Fund under the Class A Plan, then Class B shares of such Series will stop converting into Class A shares of such Series unless the holders of a majority of Class B shares, voting separately from any other class or Series of the Fund (as defined in the 1940 Act), also approve the amendment. Any material amendment of the Class A Plan must also be approved by the Board of Trustees in the manner described in paragraph 5(a).

        8. NOMINATION OF TRUSTEES. While the Class A Plan shall be in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

        9. TERM. The Class A Plan shall remain in effect with respect to any Series for one year from the date of its approval by the shareholders of the Class A Shares of such Series and may continue thereafter only if the Class A Plan is approved at least annually in the manner described in paragraph 5(a).

Dated: [       ], 2006

                                                   EXHIBIT C


                                                 ADVISORY FEES

Set forth below are current advisory fee  schedules for each of the Old Funds and the proposed advisory fee schedules for the
New Funds.

CURRENT ADVISORY FEE SCHEDULE         SCHEDULE 1             SCHEDULE 2              SCHEDULE 3            SCHEDULE 4
----------------------------------------------------------------------------------------------------------------------------
                                 0.75% first $250M       1.00% first $200M       0.75% first $300M      1.00% first $250M
                                 0.72% $250M to $500M    0.75% $200M to $500M    0.72% $300M to $500M   0.97% $250M to $500M
                                 0.69% $500M to $750M    0.72% $500M to $750M    0.69% $500M to $750M   0.94% $500M to $750M
                                 0.66% over $750M        0.69% $750M to $1B      0.66% over $750M       0.91% over $750M
                                                         0.66% over $1B
           Old Funds
----------------------------------------------------------------------------------------------------------------------------
Fund For Income                         XXX
----------------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt                      XXX
----------------------------------------------------------------------------------------------------------------------------
Global Fund                                                                                                    XXX
----------------------------------------------------------------------------------------------------------------------------
Special Bond                            XXX
----------------------------------------------------------------------------------------------------------------------------
New York Insured                        XXX
----------------------------------------------------------------------------------------------------------------------------
Government Fund                                                 XXX
----------------------------------------------------------------------------------------------------------------------------
Multi-State (all series)                XXX
----------------------------------------------------------------------------------------------------------------------------
Life Series (all series)                XXX
----------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund of Series Fund                                   XXX
----------------------------------------------------------------------------------------------------------------------------
Total Return Fund of Series Fund                                XXX
----------------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II of Executive Investors               XXX
----------------------------------------------------------------------------------------------------------------------------
Special Situations Fund of Series Fund                          XXX
----------------------------------------------------------------------------------------------------------------------------
Investment Grade Fund of Series Fund                                                     XXX
----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity Fund of Series Fund II                      XXX
----------------------------------------------------------------------------------------------------------------------------
Value Fund of Series Fund II                                                             XXX
----------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund of Series Fund II                                                   XXX
----------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund of Series Fund II                                                    XXX
----------------------------------------------------------------------------------------------------------------------------
All-Cap Growth Fund of Series Fund II                                                    XXX
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Cash Management                  0.50% of average daily net assets
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money                 0.50% of average daily net assets
----------------------------------------------------------------------------------------------------------------------------
Insured Intermediate Tax         0.60% of average daily net assets
Exempt Fund of Series Fund
----------------------------------------------------------------------------------------------------------------------------

PROPOSED ADVISORY
FEE SCHEDULE              SCHEDULE 1            SCHEDULE 2             SCHEDULE 3              SCHEDULE 4       SCHEDULE 5
-----------------------------------------------------------------------------------------------------------------------------------
New Funds           0.75% first $250M       1.00% first $200M     0.75% first $300M       0.98% first $300M     0.66% first $500M
Corresponding       0.72% $250M to $500M    0.75% $200M to $500M  0.72% $300M to $500M    0.95% $300M to $600M  0.64% $500M to $1B
to the Following    0.69% $500M to $750M    0.72% $500M to $750M  0.69% $500M to $750M    0.92% $600M to $1B    0.62% $1B to $1.5B
Series of           0.66% $750M to $1.25B   0.69% $750M to $1B    0.66% $750M to $1.25B   0.90% $1B to $1.5B    0.60%  over $1.5B
Old Funds           0.64% $1.25B to $1.75B  0.66% $1B to $1.5B    0.64% $1.25B to $1.75B  0.88%  over $1.5B
                    0.62% $1.75B to $2.25B  0.64% over $1.5B      0.62% $1.75B to $2.25B
                    0.60% over $2.25B                             0.60% over $2.25B
-----------------------------------------------------------------------------------------------------------------------------------
Fund For Income            XXX
-----------------------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt                                                                                                      XXX
-----------------------------------------------------------------------------------------------------------------------------------
Global Fund                                                                                     XXX
-----------------------------------------------------------------------------------------------------------------------------------
Special Bond              XXX
-----------------------------------------------------------------------------------------------------------------------------------
New York Insured                                                                                                        XXX
-----------------------------------------------------------------------------------------------------------------------------------
Government Fund                                                                                                         XXX
-----------------------------------------------------------------------------------------------------------------------------------
Multi-State (all series)                                                                                                XXX
-----------------------------------------------------------------------------------------------------------------------------------
Life Series (all series)  XXX
-----------------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund of Series
Fund                                                                     XXX
-----------------------------------------------------------------------------------------------------------------------------------
Total Return Fund of
Series Fund                                                              XXX
-----------------------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt
Fund II of Executive
Investors                                                                                                               XXX
-----------------------------------------------------------------------------------------------------------------------------------
Special Situations
Fund of Series Fund                               XXX
-----------------------------------------------------------------------------------------------------------------------------------
Investment Grade
Fund of Series Fund       XXX
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Opportunity
Fund of Series Fund II                                                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund of Series
Fund II                                                                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
Growth & Income
Fund of Series Fund II                                                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
Focused Equity
Fund of Series Fund II                                                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
All-Cap Growth
Fund of Series Fund II                                                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management           0.50% of average daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money          0.50% of average daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Insured Intermediate      0.60% of average daily net assets
Tax Exempt Fund of
Series Fund
-----------------------------------------------------------------------------------------------------------------------------------


     Set forth below in the first column are the gross and net advisory fees (i.e., before and after any fee waivers) paid on behalf of each Old Fund for the calendar year ended December 31, 2004. The middle column sets forth the gross and net fees that would have been paid on behalf of the Old Funds had the proposed contractual advisory fee rates and waivers been in place for the same period. It is assumed that fee waivers were reduced by the fee reductions that are reflected in the new rates to the extent applicable. The last column sets forth the difference, if any, in the net dollar amount of fees that would have been payable in that period taking into account the reductions in the contractual advisory fee rates and corresponding reductions in waiver rates under the proposed fee schedules for the New Funds. Fee waivers reflect agreements approved by the Boards of the Old Funds under which FIMCO commits temporarily to waive a certain amount of its advisory fees. These agreements are generally for periods of one year. Any waivers to the contractual advisory fees for the New Funds will therefore be subject to change under year-to-year negotiations of waiver agreements, just as they are for the Old Funds. Any change to the fee waivers could result in a decrease or an increase of the actual effective advisory rates for the New Funds.

                                       2004 ACTUAL                      2004 PRO FORMA              REDUCTION IN GROSS, WAIVED & NET
                              INVESTMENT ADVISORY FEES PAID        INVESTMENT ADVISORY FEES                    AMOUNTS
                                                                                                       UNDER PROPOSED FEE SCHEDULES
                           --------------------------------    ---------------------------------    --------------------------------

                              Gross      Waiver       Net         Gross      Waiver       Net       Gross       Waived       Net
                           ---------------------------------   ---------------------------------    --------------------------------

                                                                                                     Amount       Amount      Amount
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND                $2,321,355          -  $2,321,355   $2,274,399          -   $2,274,399    $46,956            -   $46,956
SERIES FUND
 Blue Chip                  4,197,480   $500,344   3,697,136    3,638,557          -    3,638,557    558,923     $500,344    58,579
 Special Situations         2,143,964    499,606   1,644,358    2,143,964   $499,606    1,644,358          -            -         -
 Total Return               2,442,946    500,344   1,942,602    1,942,602          -    1,942,602    500,344      500,344         -

SERIES FUND II

 All-Cap Growth             1,061,162          -   1,061,162    1,061,162          -    1,061,162          -            -         -
 Focused Equity               473,935          -     473,935      473,935          -      473,935          -            -         -
 Growth & Income            4,241,013          -   4,241,013    4,241,013          -    4,241,013          -            -         -
 Mid-Cap Opportunity        2,848,522    500,344   2,348,178    2,343,451          -    2,343,451    505,071      500,344     4,727
 Value                      1,482,116          -   1,482,116    1,482,116          -    1,482,116          -            -         -
-----------------------------------------------------------------------------------------------------------------------------------
TAXABLE BOND AND MONEY  MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT               887,813    603,169     284,644      887,813    603,169      284,644         -             -         -
FUND FOR INCOME             4,310,556          -   4,310,556    4,310,556          -    4,310,556         -             -         -
GOVERNMENT FUND             1,966,603    928,435   1,038,168    1,296,949    258,781    1,038,168    669,654      669,654         -

SERIES FUND
   Investment Grade         1,449,723    425,841   1,023,882    1,449,723    425,841    1,023,882          -            -         -


-----------------------------------------------------------------------------------------------------------------------------------
 TAX EXEMPT FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 EXECUTIVE INVESTORS
   Insured Tax Exempt II      960,216    437,172     523,044     633,652    110,608      523,044    326,564     326,564         -
INSURED TAX EXEMPT          6,064,339    875,249   5,189,090   5,543,139    354,049    5,180,090    521,200     521,200         -
MULTI-STATE
   Arizona Fund               168,614     94,984      73,630     148,354     74,724       73,630     20,260      20,260         -
   California Fund            222,236     91,649     130,587     195,541     64,954      130,587     26,695      26,695         -
   Colorado Fund               88,282     75,664      12,618      77,674     65,056       12,618     10,608      10,608         -
   Connecticut Fund           279,246    119,981     159,265     245,702     86,437      159,265     33,544      33,544         -
   Florida Fund               305,651    103,445     202,206     268,933     66,727      202,206     36,718      36,718         -
   Georgia Fund                84,999     70,389      14,610      74,787     60,177       14,610     10,212      10,212         -
   Maryland Fund              244,506    104,342     140,164     215,128     74,964      140,164     29,378      29,378         -
   Massachusetts Fund         222,561     99,468     123,093     195,817     72,724      123,093     26,744      26,744         -
   Michigan Fund              301,246    112,701     188,545     265,043     76,498      188,545     36,203      36,203         -
   Minnesota Fund             114,376     95,559      18,817     100,634     81,817       18,817     13,742      13,742         -
   Missouri Fund               82,915     73,668       9,247      72,954     63,707        9,247      9,961       9,961         -
   New Jersey Fund            521,753    138,271     383,482     459,058     75,576      383,482     62,695      62,695         -
   North Carolina Fund        187,801    110,951      76,850     165,241     88,391       76,850     22,560      22,560         -
   Ohio Fund                  196,506    114,013      82,493     172,890     90,397       82,493     23,616      23,616         -
   Oregon Fund                217,899    130,417      87,482     191,717    104,235       87,482     26,182      26,182         -
   Pennsylvania Fund          363,256    122,241     241,015     319,607     78,592      241,015     43,649      43,649         -
   Virginia Fund              315,087    110,679     204,408     277,206     72,798      204,408     37,881      37,881         -
NEW YORK INSURED            1,409,116    281,823   1,127,293   1,239,783    112,490    1,127,293    169,333     169,333         -
SERIES FUND
   Insured Intermediate       427,932     71,337     356,595     427,932     71,337      356,595          -           -         -
   Tax Exempt Fund
TAX-EXEMPT MONEY MARKET        77,912     83,085     (5,173)      77,912     83,085      (5,173)                      -         -
LIFE SERIES FUNDS
LIFE SERIES
Blue Chip Fund              1,316,245          -   1,316,245   1,316,245          -    1,316,245          -           -         -
Cash Management Fund           60,903     27,209      33,694      60,903     27,209       33,694          -           -         -
Discovery Fund                916,337          -     916,337     916,337          -      916,337          -           -         -
Focused Equity Fund            77,857          -      77,857      77,857          -       77,857          -           -         -
Government Fund               167,511     33,502     134,009     167,511     33,502      134,009          -           -         -
Growth Fund                 1,678,268          -   1,678,268   1,678,268          -    1,678,268          -           -         -
High Yield Fund               497,973          -     497,973     497,973          -      497,973          -           -         -
International Securities      679,613          -     679,613     679,613          -      679,613          -           -         -
Fund
Investment Grade Fund         279,506     55,901     223,605     279,506     55,901      223,605          -           -         -
Target Maturity 2007 Fund     190,815     38,163     152,652     190,815     38,163      152,652          -           -         -
Target Maturity 2010 Fund     125,173     25,035     100,138     125,173     25,035      100,138          -           -         -
Target Maturity 2015 Fund     106,156     21,231      84,925     106,156     21,231       84,925          -           -         -
Value Fund                    463,664          -     463,664     463,664          -      463,664          -           -         -


SPECIAL BOND                  160,540          -     160,540     160,540          -      160,540          -           -         -
                           ---------------------------------  ---------------------------------- --------------------------------
                    TOTAL $49,404,198 $7,676,212 $41,727,986 $45,635,505 $4,017,782  $41,617,723 $3,768,693  $3,658,430  $110,262
                           ---------------------------------  ---------------------------------- --------------------------------

                                    EXHIBIT D


                         COMPARISON OF THE NEW FUNDS AND
                                  THE OLD FUNDS



SHAREHOLDER LIABILITY
---------------------

Generally, liability is limited for shareholders of the New Trusts to the same extent as for shareholders of the Maryland and Massachusetts Funds.

THE NEW TRUSTS:

The Trust Instrument provides that shareholders are not personally liable for the liabilities incurred by, contracted for, or otherwise existing with respect to the New Trusts or the New Funds. Shareholders of the New Trusts have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

MARYLAND FUNDS:

The Articles of Incorporation do not include a specific provision. However, under Maryland law, shareholders are generally not liable for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

MASSACHUSETTS FUNDS:

The Declarations of Trust state that the shareholders will not be subject to any personal liability other than the amount the shareholders have personally agreed to pay by way of subscription for any shares.

LIQUIDATION OR DISSOLUTION
--------------------------

The primary difference in this provision among the entities is that the New Trusts do not need shareholder approval for liquidations or mergers, unlike the Maryland and Massachusetts Funds.

THE NEW TRUSTS:

The Trust Instrument permits a majority of the Board of Trustees ("Trustees") to liquidate or merge the New Trusts, or any series or class of the New Trusts, upon written notice to the shareholders, without submitting the matter for shareholder approval. There is no required shareholder vote.

MARYLAND FUNDS:

The Articles of Incorporation provide that the Board of Directors ("Directors") may sell, lease or exchange all of the property and assets of the Fund when and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding. Maryland law requires shareholder approval (two-thirds of the shares entitled to vote) to liquidate or dissolve a Maryland Fund.

MASSACHUSETTS FUNDS:

The Declarations of Trust permit the Trustees to liquidate or merge a Fund, subject to majority shareholder approval.

LIABILITY OF TRUSTEES AND INDEMNIFICATION
-----------------------------------------

The Trustees or the Directors, as applicable, of the New Trusts, Maryland Funds and Massachusetts Funds are generally not personally liable to the respective entity or obligation of the entity unless there are certain "bad acts" involved in their conduct. Furthermore, the organizational documents or applicable state law permit Trustees and Directors to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940 (the "1940 Act").

THE NEW TRUSTS:

The Trust Instrument provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties, a Trustee shall not be personally liable to any person contracting with or having any claim against the Trusts or a particular series. Further, a Trustee is not liable to the Trust or its shareholders for the Trustee's, or other party's, acts, omissions, provided that the Trustee has exercised reasonable care and acted under the reasonable belief that his actions are in the best interest of the Trust.

The Trust Instrument also provides that a Trustee shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved by virtue of his being or having been a Trustee.

MARYLAND FUNDS:

The Articles of Incorporation provide that the Directors are not liable to the Funds or their shareholders for money damages to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act). The Articles of Incorporation or Maryland law also permit for indemnification of Directors to the maximum extent permitted by the 1940 Act or Maryland law, as applicable. However, indemnification is not permitted when the Director acted in bad faith or received an improper benefit.

MASSACHUSETTS FUNDS:

The Declarations of Trust provide that a current or former Trustee will be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee and against amounts paid or incurred by him in the settlement thereof. However, no indemnification to the Trustee is permitted for any liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties.

RIGHTS OF INSPECTION
--------------------

The primary difference is that shareholders of the New Trusts and the Massachusetts Funds do not have any right to inspect trust documents, unlike shareholders of the Maryland Funds.

THE NEW TRUSTS:

The By-Laws provide that shareholders do not have the right to inspect any account, book or document of the New Trusts except as conferred by law or otherwise by the Trustees. No such rights have been conferred.

MARYLAND FUNDS:

The Articles of Incorporation do not include a specific provision. However, Maryland law permits shareholders of the Maryland Funds to inspect certain documents (e.g., by-laws, shareholder meeting minutes) of the corporation upon request, subject to certain limitations and conditions.

MASSACHUSETTS FUNDS:

The By-laws provide that no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law, by the Trustees or by resolution of the shareholders. No such rights have been conferred.

SHAREHOLDER VOTING RIGHTS AND SHAREHOLDER MEETINGS
--------------------------------------------------

The New Trusts differ from the Old Funds in certain respects, such as the percentage of outstanding shares necessary for shareholders to call a special meeting and the ability of shareholders to take action by written consent. In addition, the New Trusts entitle shareholders to vote based on the amount invested, unlike the Massachusetts Funds and Maryland Funds that base voting on the number of shares owned.

THE NEW TRUSTS:

The Trust Instrument does not require annual shareholder meetings unless required by law. Shareholders may hold special meetings to vote on certain matter whenever ordered by the Trustees or the President and upon, the written request of the shareholders owning at least 10% of the outstanding shares of such series or class entitled to vote. Shareholders may take action by written consent.

Shareholders are entitled to one vote for each dollar of net asset value of such Funds (or Classes thereof) and each fractional dollar amount shall be entitled to a proportionate fractional vote.

MARYLAND FUNDS:

The By-Laws do not require annual shareholder meetings unless required by the 1940 Act. Further, a special meeting of the shareholders can be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. Special meetings of shareholders for the purpose of voting on the removal of one more directors require the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Shareholders may take action by written consent.

Shareholders are entitled to one vote per share held by the shareholder.

MASSACHUSETTS FUNDS:

The Declarations of Trust do not require an annual meeting. Further, a special meeting of the shareholders can be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Shareholders may not take action by written consent.

Shareholders are entitled to one vote per share and a proportionate fractional vote for each fractional share.

REORGANIZATION/COMBINATION TRANSACTIONS
---------------------------------------

The primary difference in this provision among the entities is that the New Trusts are not required to obtain shareholder approval for reorganization or combination transactions unlike the Maryland and Massachusetts Funds.

THE NEW TRUSTS:

Under the Trust Instrument, the Trustees may, without any shareholder approval, authorize mergers, consolidations, and reorganizations of the New Trusts with another trust, series or other business organizations, if the resulting entity is an open-end management investment company, within the meaning of the 1940 Act, or sell all or substantially all of the assets of the Trust or assets belonging to a series.

MARYLAND FUNDS:

Under  the  Articles  of  Incorporation,   shareholders  must  approve  mergers,
consolidations or sales of a Fund's assets.

MASSACHUSETTS FUNDS:

The Declarations of Trust provide that the Trustees, with the approval of a majority of the Trust's shareholders, may sell and convey the assets of the Trust to another Trust, partnership, association or corporation organized under U.S. law.

AMENDMENT OF CHARTER DOCUMENT
-----------------------------

The primary difference in this provision among the entities is that the New Trusts may amend their Trust Instruments without shareholder approval, unlike the Maryland and Massachusetts Funds. The By-Laws, or certain sections thereof, for each entity may be amended without shareholder approval.

THE NEW TRUSTS:

The Declaration of Trust provides that the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust provided that the shareholders will have the right to vote on certain amendments, such as changes to their voting rights. The By-Laws may generally be amended by action of the Trustees without shareholder approval.

MARYLAND FUNDS:

The Articles of Incorporation provide that amendments to the Articles of Incorporation require shareholder approval. The By-Laws may be amended at any meeting of the shareholders or by a majority vote of the Directors except with respect to certain matters, including matters relating to investment restrictions and amendments to the By-Laws. These matters may only be amended with shareholder approval.

MASSACHUSETTS FUNDS:

The Declarations of Trust require a majority shareholder vote to amend or otherwise supplement the Declarations of Trust. The By-Laws may be amended without the shareholder vote, except for certain provisions.

DERIVATIVE ACTIONS
------------------

In each case, shareholder must first make a demand to bring such action on behalf of the entity. Shareholders of the New Trusts must be shareholders at the time of commencing the action and at the time of the disputed transactions.

THE NEW TRUSTS:

Under Delaware law, shareholders may not bring a derivative action unless they have first made a demand upon the Trustees to bring the action on behalf of the New Trusts. Shareholders may bring derivative actions to enforce the right of the New Trusts if certain conditions are met. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) the complaining shareholder be a shareholder of the Fund at the time of commencing the action and at the time of the disputed transaction or that his stock thereafter devolved upon him by operation of law.

MARYLAND FUNDS:

Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

MASSACHUSETTS FUNDS:

While not directly applicable, Massachusetts corporation law may be considered persuasive authority for matters concerning derivative actions by a Massachusetts Fund's shareholders. Under Massachusetts corporation law, any shareholder that was a shareholder of the corporation at the time of the act or omission complained of may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days has elapsed (assuming no shareholder vote is taken with respect to the demand) or if irreparable injury to the corporation would result by waiting for the expiration of such period.

                                      *****

The foregoing is only a summary of certain characteristics of the operations of the New Trusts and the Old Funds, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the New Trusts for a more thorough description.

                                    EXHIBIT E


  PROPOSED MODIFICATIONS TO EACH OLD FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

     LISTED BELOW ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OLD FUND WHICH IS PROPOSED TO BE
REORGANIZED AS A SERIES OF FIRST INVESTORS EQUITY FUNDS (EACH AN "OLD EQUITY FUND" AND TOGETHER, THE "OLD
EQUITY FUNDS") AND THE CHANGES PROPOSED FOR THE CORRESPONDING NEW FUNDS (EACH A "NEW EQUITY FUND" AND
TOGETHER, THE "NEW EQUITY FUNDS").

-------------------------------------------------------------------------------------------------------------------------
BORROWING
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on borrowing for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The main differences between the existing and new restrictions include the ability of a New Equity Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for some of the Old Equity Funds. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Equity Funds. Further, the new restriction would simplify compliance monitoring and make the restriction uniform among all New Equity Funds. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                                 SUGGESTED REVISED
                  FOR THE OLD EQUITY FUNDS                                                               FUNDAMENTAL
                                                                                                         INVESTMENT
                                                                                                         RESTRICTION
-------------------------------------------------------------------------------------------------------------------------
   TOTAL RETURN FUND           VALUE FUND           BLUE CHIP FUND         ALL-CAP GROWTH FUND       FOR ALL NEW EQUITY
                                GROWTH &                                   FOCUSED EQUITY FUND              FUNDS
                               INCOME FUND
                                 MID-CAP
                               OPPORTUNITY
                                  FUND
                                 SPECIAL
                             SITUATIONS FUND
                               GLOBAL FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not             The Fund may         The Fund may not         The Fund may not          The Fund may not
borrow money except          not borrow           borrow money, or         borrow money,             borrow money,
for temporary or             money, except        pledge its assets        except that that          except to the
emergency purposes           that the Fund        except that the          Fund may borrow           extent permitted
(not for leveraging or       may borrow           Fund may borrow          money in an amount        by the 1940 Act,
investment) in an            money from a         from a bank for          not exceeding 33          the rules and
amount not exceeding         bank for             temporary or             1/3% of its total         regulations
5% of the value of its       temporary or         emergency purposes       assets including          thereunder and any
total assets                 emergency            in amounts not           the amount borrowed       applicable
(including the amount        purposes in          exceeding 5%             less liabilities          exemptive relief.
borrowed) less               amounts not          (taken at the            (other than
liabilities (other           exceeding 5%         lower of cost or         borrowings).
than borrowings). Any        (taken at the        current value) of
borrowings that exceed       lower of cost        its net assets
5% of value of the           or current           (not including the
Fund's total assets by       value) of its        amount borrowed)
reason of a decline in       net assets           and pledge its
net assets will be           (not including       assets to secure
reduced in three             the amount           such borrowings.
business days to the         borrowed).
extent necessary to
comply with the 5%
limitation. This
policy shall not
prohibit deposits of
assets to provide
margin or guarantee
positions in
connection with
transactions in
options, futures
contracts, swaps,
forward contracts,
and other
derivative
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   TOTAL RETURN FUND           VALUE FUND           BLUE CHIP FUND         ALL-CAP GROWTH FUND       FOR ALL NEW EQUITY
                                GROWTH &                                   FOCUSED EQUITY FUND              FUNDS
                               INCOME FUND
                                 MID-CAP
                               OPPORTUNITY
                                  FUND
                                 SPECIAL
                             SITUATIONS FUND
                               GLOBAL FUND
-------------------------------------------------------------------------------------------------------------------------
instruments or the
segregation of assets
in connection with
such transactions.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
LOANS
-------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on loans for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The existing restrictions provide that an Old Equity
Fund may not make loans except through loans of portfolio securities, repurchase agreements or as permitted under the Investment Company Act of 1940, as amended. Further, Old Total Return Fund and Old Global Fund each has a 10%
limitation on their loans. Global Fund also may lend its securities for the purposes of covering short positions of the borrower under certain circumstances. The new restriction permits loans only as allowed under applicable law.
The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the New
Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------
                          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               SUGGESTED
                                    FOR THE OLD EQUITY FUNDS                                         REVISED
                                                                                                   FUNDAMENTAL
                                                                                                   INVESTMENT
                                                                                                   RESTRICTION
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN     VALUE FUND    ALL-CAP GROWTH      GLOBAL FUND       SPECIAL         MID-CAP       FOR ALL NEW
    FUND          GROWTH &          FUND                            SITUATIONS     OPPORTUNITY        EQUITY
  BLUE CHIP     INCOME FUND    FOCUSED EQUITY                          FUND           FUND             FUNDS
    FUND                            FUND
-------------------------------------------------------------------------------------------------------------------
The Fund may   The Fund may    The Fund may     The Fund may not   The Fund may       None        The Fund may
not make       not make        not make         make loans to      not make loans,                make loans
loans,         loans, except   loans, except    other persons,     except through                 only as
except loans   loans of        as permitted     except that the    repurchase                     permitted
of portfolio   portfolio       under the        Fund's Board of    agreements.                    under the
securities     securities      Investment       Directors may,                                    1940 Act,
(limited to    and             Company Act of   on the request                                    the rules
10% of the     repurchase      1940.            of broker-                                        and
Fund's total   agreements.                      dealers or                                        regulations
assets).                                        other                                             thereunder
                                                institutional                                     and any
                                                investors that                                    applicable
                                                it deems                                          exemptive
                                                qualified,                                        relief.
                                                authorize the
                                                Fund to lend
                                                securities for
                                                the purpose of
                                                covering short
                                                positions of the
                                                borrower, but
                                                only when the
                                                borrower pledges
                                                cash collateral
                                                to the Fund and
                                                agrees to
                                                maintain such
                                                collateral so
                                                that it amounts
                                                at all times to
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               SUGGESTED
                                    FOR THE OLD EQUITY FUNDS                                         REVISED
                                                                                                   FUNDAMENTAL
                                                                                                   INVESTMENT
                                                                                                   RESTRICTION
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN     VALUE FUND    ALL-CAP GROWTH      GLOBAL FUND       SPECIAL         MID-CAP       FOR ALL NEW
    FUND          GROWTH &          FUND                            SITUATIONS     OPPORTUNITY        EQUITY
  BLUE CHIP     INCOME FUND    FOCUSED EQUITY                          FUND           FUND             FUNDS
    FUND                            FUND
-------------------------------------------------------------------------------------------------------------------
                                                at least 100% of
                                                the value of the
                                                securities.
                                                Such security
                                                loans will not
                                                be made if as a
                                                result the
                                                aggregate of
                                                such loans
                                                exceed 10% of
                                                the value of the
                                                Fund's total
                                                assets. The
                                                purchase of a
                                                portion of an
                                                issue of
                                                publicly
                                                distributed debt
                                                securities is
                                                not considered
                                                the making of a
                                                loan.  This
                                                restriction is
                                                not intended to
                                                prohibit the
                                                Fund from
                                                investing in
                                                repurchase
                                                agreements.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on diversification for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. There are no significant differences among the old restrictions except that the Old Total Return Fund has a 25% limitation on investments in a single industry. The Old
Growth & Income Fund also has a 10% limitation (as opposed to 5% for the other Funds) related to investments in a single issuer. The new restriction (like the old restriction) includes the 5% and 10% limitations related to investments in any securities, or voting securities, of a single issuer. Thus, the purpose of the new restriction is to provide uniformity in the diversification restriction among all New Equity Funds. There is no current intention for the New Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------
            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                              SUGGESTED REVISED
                     FOR THE OLD EQUITY FUNDS                                           FUNDAMENTAL
                                                                                         INVESTMENT
                                                                                        RESTRICTION
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND       VALUE FUND             GROWTH & INCOME         ALL-CAP       FOR ALL NEW EQUITY
 BLUE CHIP FUND        GLOBAL FUND                   FUND            GROWTH FUND            FUNDS
     MID-CAP                                                           FOCUSED
OPPORTUNITY FUND                                                     EQUITY FUND
     SPECIAL
 SITUATIONS FUND
-------------------------------------------------------------------------------------------------------------------
The Fund may not       The Fund may            The Fund may not        None.         Except to the
purchase any           not purchase            purchase any                          extent permitted by
security (other        any security            security (other                       the 1940 Act, the
than obligations       (other than             than obligations                      rules and
of the U.S.            obligations of          of the U.S.                           regulations
Government, its        the U.S.                Government, its                       thereunder and any
agencies or            Government, its         agencies or                           applicable
instrumentalities)     agencies or             instrumentalities)                    exemptive relieft,
if as a result:        instrumentalities)      if, as a result,                      the Fund may not
(i) as to 75% of       if, as a                as to 75% of the                      with respect to 75%
the Fund's total       result, as to           Fund's total                          of the Fund's total
assets (taken at       75% of the              assets, more than                     assets, purchase
current value),        Fund's total            5% of such assets                     the securities of
more than 5% of        assets, more            would then be                         any issuer (other
such assets            than 5% of such         invested in                           than securities
would then be          assets would            securities of a                       issued or
invested in            then be                 single issuer.                        guaranteed by the
securities of a        invested in                                                   U.S. Government or
single issuer,         securities of a                                               any of its agencies
or (ii) 25% or         single issuer.          With respect to                       or
more of the                                    75% of the total                      instrumentalities,
Fund's total                                   assets of the                         and securities of
assets (taken at       With respect to         Fund, purchase                        other investment
current value)         75% of the              more than 10% of                      companies) if, as a
would be               total assets of         the voting                            result, (a) more
invested in a          the Fund,               securities of any                     than 5% of the
single industry.       purchase more           one issuer.                           Fund's total assets
                       than 10% of the                                               would be invested
                       voting                                                        in the securities
                       securities of           With respect to                       of that issuer, or
                       any one issuer.         75% of the total                      (b) the Fund would
                                               assets of the                         hold more than 10%
                                               Fund, purchase                        of the outstanding
                                               more than 10% of                      voting securities
                                               the outstanding                       of that issuer.
                                               voting securities
                                               of any one issuer
                                               or more than 10%
                                               of any class of
                                               securities of one
                                               issuer (all debt
                                               and all preferred
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                              SUGGESTED REVISED
                     FOR THE OLD EQUITY FUNDS                                           FUNDAMENTAL
                                                                                         INVESTMENT
                                                                                        RESTRICTION
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND       VALUE FUND             GROWTH & INCOME         ALL-CAP       FOR ALL NEW EQUITY
 BLUE CHIP FUND        GLOBAL FUND                   FUND            GROWTH FUND            FUNDS
     MID-CAP                                                           FOCUSED
OPPORTUNITY FUND                                                     EQUITY FUND
     SPECIAL
 SITUATIONS FUND
-------------------------------------------------------------------------------------------------------------------
                                               stock of an
                                               issuer are each
                                               considered a
                                               single class for
                                               this purpose).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
CONCENTRATION
-------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on concentration for each Old Equity Fund to fundamental investment restrictions for each New Equity Fund. The existing restrictions for each Old Equity Fund restrict investments in securities of issuers in the same industry to 25%, or in single issuers to 10%, of a Fund's total assets. In addition, the Old Mid-Cap Opportunity Fund and Old Special Situations Fund are not permitted to purchase more than 10% of the outstanding voting securities of any issuer. The new restriction permits each New
Equity Fund (unless "concentrated") to invest up to 25% of its total assets in issuers in the same industry and does not limit investments in securities of the U.S. Government or its agencies. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Equity Funds. There is no current intention for the
New Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------
              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                             SUGGESTED
                       FOR THE OLD EQUITY FUNDS                                        REVISED
                                                                                     FUNDAMENTAL
                                                                                      INVESTMENT
                                                                                     RESTRICTION
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND         VALUE FUND              MID-CAP          GLOBAL FUND       FOR ALL NEW
 BLUE CHIP FUND        GROWTH & INCOME        OPPORTUNITY FUND                       EQUITY FUNDS
                             FUND                 SPECIAL
                        ALL-CAP GROWTH        SITUATIONS FUND
                             FUND
                        FOCUSED EQUITY
                             FUND
-------------------------------------------------------------------------------------------------------------------
The Fund may not       The Fund may not        The Fund may        The Fund may      Except for any
purchase more          purchase the            not purchase        not invest        Fund that is
than 10% of any        securities of any       more than 10%       25% or more       "concentrated"
class of               issuer (other           of the              of the value      in an
securities of          than securities         outstanding         of its total      industry or
one issuer (all        issued or               voting              assets in a       group of
debt and all           guaranteed by the       securities of       particular        industries
preferred stock        U.S. Government         any one issuer      industry at       within the
of an issuer are       or any of its           or more than        one time.         meaning of
each considered        agencies or             10% of any          The Fund,         the 1940 Act,
a single class         instrumentalities)      class of            however, is       the Fund may
for this               if, as a result,        securities of       not limited       not purchase
purpose).              more than 25% of        one issuer (all     in the amount     the securities
                       the Fund's total        debt and all        of its total      of any issuer
                       assets would be         preferred stock     assets that       (other than
                       invested in the         of an issuer        may be            securities
                       securities of           are each            invested in       issued or
                       companies whose         considered a        any               guaranteed by
                       principle               single class        particular        the U.S.
                       business                for this            country.          Government or
                       activities are in       purpose).                             any of its
                       the same industry.                                            agencies or
                                                                                     instrumentalities)
                                                                                     if, as a
                                                                                     result, more
                                                                                     than 25% of
                                                                                     the fund's
                                                                                     total assets
                                                                                     would be
                                                                                     invested in
                                                                                     the securities
                                                                                     of companies
                                                                                     whose principal
                                                                                     business
                                                                                     activities
                                                                                     are in the same
                                                                                     industry.
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE
------------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on real estate for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. There are no significant differences among the existing and new restrictions. In each case, the restrictions do not permit any Old or New Equity Fund to purchase or sell real estate except under certain circumstances. The Funds may invest in real estate investment trusts, securities backed by real estate or publicly-traded real estate securities. The new restriction consolidates and makes the restriction uniform for each New Equity
Fund. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------
                     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                           SUGGESTED REVISED
                              FOR THE OLD EQUITY FUNDS                                                        FUNDAMENTAL
                                                                                                               INVESTMENT
                                                                                                              RESTRICTION
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN         VALUE FUND         BLUE CHIP FUND        ALL-CAP GROWTH          GLOBAL FUND            FOR ALL NEW
     FUND              GROWTH &                                     FUND                                      EQUITY FUNDS
                        INCOME                                 FOCUSED EQUITY
                         FUND                                       FUND
                        MID-CAP
                      OPPORTUNITY
                         FUND
                        SPECIAL
                      SITUATIONS
                         FUND
------------------------------------------------------------------------------------------------------------------------------
The Fund may         The Fund may       The Fund may          The Fund may          The Fund may not       The Fund may not
not buy or           not buy or         not buy or sell       not buy or sell       purchase or sell       purchase or sell
sell real            sell real          real estate or        real estate or        real estate.           real estate,
estate or            estate or          interests in          interests in          However, the           except that, to
interests in         interests in       real estate,          real estate,          Fund may               the extent
real estate,         real estate,       except that the       except that the       purchase               permitted by
although it          except that        Fund may              Fund may              interests in           applicable law,
may purchase         the Fund may       purchase or           purchase and          real estate            the Fund may (a)
and sell             purchase or        sell securities       sell securities       investment             invest in
securities           sell               that are              that are              trusts whose           securities or
which are            securities         secured by real       secured by real       securities are         other instruments
secured by           that are           estate,               estate,               registered under       directly or
real estate          secured by         securities or         securities of         the 1933 Act and       indirectly
and securities       real estate,       companies which       companies that        are readily            secured by real
of companies         securities         invest or deal        invest or deal        marketable.            estate, and (b)
which invest         or companies       in real estate,       in real estate                               invest in
or deal in           which invest       and interests         and publicly                                 securities or
real estate,         or deal in         in real estate        traded                                       other instruments
including            real estate,       investment            securities or                                issued by issuers
limited              and                trusts.               real estate                                  that invest in
partnership          interests in                             investment                                   real estate.
interests.           real estate                              trusts.
                     investment
                     trusts.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
COMMODITIES
------------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on commodities for each Old Equity Fund to the fundamental investment restrictions for each New Equity Fund. Under the existing restrictions, no Old Equity Fund may buy or sell commodities or commodity contracts. However, some Old Equity Funds may purchase certain futures, forward contracts or other instruments. The new restriction notes that each New Equity Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Equity
Funds and to clarify the exceptions. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------
             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         SUGGESTED REVISED
                      FOR THE OLD EQUITY FUNDS                                                      FUNDAMENTAL
                                                                                                     INVESTMENT
                                                                                                    RESTRICTION
------------------------------------------------------------------------------------------------------------------------------
  VALUE FUND         BLUE CHIP        ALL-CAP         MID-CAP       GLOBAL FUND      TOTAL       FOR ALL NEW EQUITY
                       FUND            GROWTH       OPPORTUNITY                      RETURN            FUNDS
                     GROWTH &           FUND            FUND                          FUND
                    INCOME FUND       FOCUSED         SPECIAL
                                    EQUITY FUND      SITUATIONS
                                                        FUND
------------------------------------------------------------------------------------------------------------------------------
The Fund may       The Fund may     The Fund        The Fund        The Fund may     None.      The Fund may not
not buy or         not buy or       may not buy     may not buy     not purchase                purchase or sell
sell               sell             or sell         or sell         or sell                     commodities or
commodities or     commodities      physical        commodities     commodities or              commodity contracts
commodity          or commodity     commodities;    or              commodity                   unless acquired as
contracts,         contracts.       however,        commodity       contracts.                  a result of
except that                         this policy     contracts,      However, the                ownership of
the Fund may                        shall not       including       Fund may                    securities or other
purchase or                         prevent the     futures         purchase or                 instruments issued
sell futures                        Fund from       contracts.      sell options                by persons that
contracts,                          purchasing                      on securities,              purchase or sell
options on                          and selling                     securities                  commodities or
futures                             foreign                         indices and                 commodities
contracts.                          currency,                       foreign                     contracts; but this
                                    futures                         currencies,                 shall not prevent
                                    contracts,                      stock index                 the Fund from
                                    options,                        futures,                    purchasing, selling
                                    forward                         interest rate               and entering into
                                    contracts,                      futures and                 financial futures
                                    swaps,                          foreign                     contracts
                                    caps,                           currency                    (including futures
                                    collars,                        futures, as                 contracts on
                                    floors and                      well as                     indices of
                                    other                           options on                  securities,
                                    financial                       such futures                interest rates and
                                    instruments.                    contracts.                  currencies),
                                                                                                options on
                                                                                                financial futures
                                                                                                contracts
                                                                                                (including futures
                                                                                                contracts on
                                                                                                indices of
                                                                                                securities,
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                         SUGGESTED REVISED
                      FOR THE OLD EQUITY FUNDS                                                      FUNDAMENTAL
                                                                                                     INVESTMENT
                                                                                                    RESTRICTION
------------------------------------------------------------------------------------------------------------------------------
  VALUE FUND         BLUE CHIP        ALL-CAP         MID-CAP       GLOBAL FUND      TOTAL       FOR ALL NEW EQUITY
                       FUND            GROWTH       OPPORTUNITY                      RETURN            FUNDS
                     GROWTH &           FUND            FUND                          FUND
                    INCOME FUND       FOCUSED         SPECIAL
                                    EQUITY FUND      SITUATIONS
                                                        FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                interest rates and
                                                                                                currencies),
                                                                                                warrants, swaps,
                                                                                                forward contracts,
                                                                                                foreign currency
                                                                                                spot and forward
                                                                                                contracts or other
                                                                                                derivative
                                                                                                instruments that
                                                                                                are not related to
                                                                                                physical
                                                                                                commodities.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
UNDERWRITING
------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on underwriting for each
Old Equity Fund to the fundamental investment restrictions for each New Equity Fund. The existing restrictions provide that an Old Equity Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio or restricted securities. The new restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the proposed change is to clarify the application of underwriter pursuant to the Securities Act of 1933 and to make uniform the restrictions among the New Equity Funds. There is no current intention of the New
Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

------------------------------------------------------------------------------------------------
        CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS               SUGGESTED REVISED FUNDAMENTAL
                  FOR THE OLD EQUITY FUNDS                            INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------
         GLOBAL FUND                  ALL OLD EQUITY FUNDS           FOR ALL NEW EQUITY FUNDS
                                      (EXCEPT GLOBAL FUND)
------------------------------------------------------------------------------------------------
The Fund may not underwrite       The Fund may not act as an      The Fund may not underwrite
securities of other issuers,      underwriter except to the       securities issued by others,
except to the extent that the     extent that, in connection      except to the extent that the
purchase and sale of              with the disposition of         Fund may be considered an
restricted securities may be      portfolio securities, it        underwriter within the
deemed to be underwriting.        may be deemed to be an          meaning of the Securities Act
                                  underwriter under certain       of 1933 in the disposition of
                                  Federal securities laws.        restricted securities or in
                                                                  connection with investments
                                                                  in other investment
                                                                  companies.
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
AFFILIATED TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on affiliated transactions for each Old Equity
Fund and each New Equity Fund. The New Funds do not have a fundamental restriction because there is no current intention for the New Equity Funds to have different investment strategies as a result of the elimination of this restriction.

-----------------------------------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                                    SUGGESTED REVISED
          FOR THE OLD EQUITY FUNDS                                                                FUNDAMENTAL
                                                                                            INVESTMENT RESTRICTION
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN         MID-CAP OPPORTUNITY         GLOBAL FUND                  VALUE FUND          FOR ALL NEW
     FUND                     FUND                                        GROWTH & INCOME FUND     EQUITY FUNDS
BLUE CHIP FUND                                                            ALL-CAP GROWTH FUND
    SPECIAL                                                               FOCUSED EQUITY FUND
SITUATIONS FUND
-----------------------------------------------------------------------------------------------------------------------
The Fund may         The Fund may not            The Fund may not         None.                     None.
not purchase         purchase or sell            purchase or
or sell              portfolio securities        retain securities
portfolio            from or to the              of any issuer if
securities           Adviser or any              any officer or
from or to the       director or officer         Director of the
Adviser or any       thereof or of Series        Fund or the
director,            Fund II, as                 Adviser owns
officer or           principals.                 beneficially more
Trustee                                          than 1/2 of 1% of
thereof or of                                    the securities of
Series Fund,         The Fund may not            such issuer and,
as principals.       invest in any               together such
                     securities of any           officers and
                     issuer if, to the           Directors own
The Fund may         knowledge of the            more than 5% of
not invest in        Fund, any officer,          the securities of
any securities       director of Series          such issuer.
of any issuer        Fund II or of the
if, to the           Adviser owns more
knowledge of         than 1/2 of 1% of the       Purchase or sell
Series Fund,         outstanding                 portfolio
any officer,         securities of such          securities from
director or          issuer, and such            or to the Adviser
Trustee of           officers, directors         or any Director
Series Fund or       who own more than 1/2       or officer
of the Adviser       of 1% own in the            thereof or of the
owns more than       aggregate more than         Fund, as
1/2 of 1% of the     5% of the outstanding       principals.
outstanding          securities of such
securities of        issuer.
such issuer,
and such
officers,
directors or
Trustees who
own more than
1/2 of 1% own in
the aggregate
more than 5%
of the
outstanding
securities of
such issuer.
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CONTROL
----------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on control for each Old
Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

----------------------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                SUGGESTED REVISED
          FOR THE OLD EQUITY FUNDS                             FUNDAMENTAL
                                                          INVESTMENT RESTRICTION
----------------------------------------------------------------------------------------------
     TOTAL RETURN FUND                VALUE FUND         FOR ALL NEW EQUITY FUNDS
       BLUE CHIP FUND                  GROWTH &
  MID-CAP OPPORTUNITY FUND           INCOME FUND
  SPECIAL SITUATIONS FUND              ALL-CAP
        GLOBAL FUND                  GROWTH FUND
                                       FOCUSED
                                     EQUITY FUND
----------------------------------------------------------------------------------------------
The Fund may not invest in           None.               None.
companies for the purpose
of exercising control or
management.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MARGIN PURCHASES
----------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on margin purchases for each old
Equity Fund. The New Funds do not have a fundamental investment restriction because these restrictions for the Old Equity Funds originally were included to meet certain state law requirements that no longer apply.
There is no current intention for the New Equity Funds to have different investment strategies from the
Old Equity Funds as a result of the elimination of this restriction.

---------------------------------------------------------------------------------------------------------------
                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED
                             FOR THE OLD EQUITY FUNDS                                      FUNDAMENTAL
                                                                                      INVESTMENT RESTRICTION
---------------------------------------------------------------------------------------------------------------
    VALUE FUND          BLUE CHIP FUND       GLOBAL FUND         TOTAL RETURN FUND   FOR ALL NEW EQUITY FUNDS
                     MID-CAP OPPORTUNITY                          GROWTH & INCOME
                             FUND                                       FUND
                      SPECIAL SITUATIONS                           ALL-CAP GROWTH
                             FUND                                       FUND
                                                                   FOCUSED EQUITY
                                                                        FUND
---------------------------------------------------------------------------------------------------------------
The Fund may not     The Fund may not      The Fund may not      None.               None.
purchase any         purchase any          purchase any
securities on        securities on         securities on
margin, except       margin.               margin, except to
that the Fund may                          make margin
make deposits or                           deposits in
margin in                                  connection with the
connection with                            use of options,
futures contracts                          futures contracts
and options.                               and options on
                                           futures contracts.
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
PLEDGING
----------------------------------------------------------------------------------------------


     The table below compares the fundamental investment restrictions on pledging for each Old
Equity Fund and each new Equity Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply and because they duplicate current requirements under the Investment Company Act of 1940. There is no current intention for the New Equity Fund to have different investment strategies from the Old Equity funds as a result of the elimination of this restriction.

----------------------------------------------------------------------------------------------
  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS             SUGGESTED REVISED FUNDAMENTAL
            FOR THE OLD EQUITY FUNDS                         INVESTMENT RESTRICTION
----------------------------------------------------------------------------------------------
      VALUE FUND                 TOTAL RETURN FUND          FOR ALL NEW EQUITY FUNDS
    BLUE CHIP FUND              ALL-CAP GROWTH FUND
 GROWTH & INCOME FUND           FOCUSED EQUITY FUND
 MID-CAP OPPORTUNITY                GLOBAL FUND
         FUND
  SPECIAL SITUATIONS
         FUND
----------------------------------------------------------------------------------------------
The Fund may not                None.                       None.
pledge, mortgage or
hypothecate any of
its assets, except
that the Fund may
pledge its assets to
secure borrowings
made in accordance
with the Borrowing
limitation (above),
provided the Fund
maintains asset
coverage of at least
300% for all such
borrowings.
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
SHORT SALES
---------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on short sales for each Old Equity
Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old
Equity Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old
Equity Funds as a result of the elimination of this restriction.

---------------------------------------------------------------------------------------------------------
         CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                 SUGGESTED REVISED FUNDAMENTAL
                  FOR THE OLD EQUITY FUNDS                              INVESTMENT RESTRICTION
---------------------------------------------------------------------------------------------------------
  BLUE CHIP FUND       SPECIAL SITUATIONS      TOTAL RETURN FUND       FOR ALL NEW EQUITY FUNDS
                              FUND                VALUE FUND
                                                GROWTH & INCOME
                                                     FUND
                                              ALL-CAP GROWTH FUND
                                                    MID-CAP
                                               OPPORTUNITY FUND
                                              FOCUSED EQUITY FUND
                                                  GLOBAL FUND
---------------------------------------------------------------------------------------------------------
The Fund may not       The Fund may not       None.                    None.
make short sales       make short sales
of securities to       of securities,
maintain a short       "against the box"
position.              in excess of 10%
                       of the Fund's
                       total assets.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
FUTURES / OPTIONS (OTHER THAN AS LISTED UNDER COMMODITIES)
---------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in futures and options for each Old Equity Fund and each new Equity Fund. The New Equity Funds do not have a fundamental investment limitation to provide greater flexibility in portfolio management.
There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

----------------------------------------------------------------------------------------------
      CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS           SUGGESTED REVISED FUNDAMENTAL
               FOR THE OLD EQUITY FUNDS                         INVESTMENT RESTRICTION
----------------------------------------------------------------------------------------------
      GLOBAL FUND             ALL OLD EQUITY FUNDS              FOR ALL NEW EQUITY FUNDS
                              (EXCEPT GLOBAL FUND)
----------------------------------------------------------------------------------------------
The Fund may not buy or       None.                             None.
sell puts, calls,
straddles or spreads,
except with respect to
options on securities,
securities indices and
foreign currencies or
on futures contracts.
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in investment companies for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the Investment
Company Act of 1940 Act. There is no current intention for the Old Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of to this restriction.

---------------------------------------------------------------------------------------------------------
             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                    SUGGESTED REVISED FUNDAMENTAL
                      FOR THE OLD EQUITY FUNDS                                 INVESTMENT RESTRICTION
---------------------------------------------------------------------------------------------------------
       GLOBAL FUND            SPECIAL SITUATIONS     ALL OLD EQUITY FUNDS     FOR ALL NEW EQUITY FUNDS
                                     FUND            (EXCEPT GLOBAL FUND
                                                         AND SPECIAL
                                                       SITUATIONS FUND)
---------------------------------------------------------------------------------------------------------
The Fund may invest in        The Fund may           None.                    None.
securities of other           invest up to 5% of
domestic investment           its total assets
companies, except in          in the securiteis
connection with a merger      of other
of another investment         registered
company, although the         investment
Fund may purchase the         companies.
securities of foreign
investment companies or
investment trusts in the
open market where no
commissions or profits
accrue to a sponsor or
dealer other than
customary broker's
commission, provided such
securities do not have an
aggregate value (at cost)
of more than 10% of the
value of the Fund's total
net assets.  Investment
in securities of other
investment companies may
cause a duplication of
management and/or
advisory fees.
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
UNSEASONED ISSUERS
------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Equity Fund and each new Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity
Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------
  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS           SUGGESTED REVISED FUNDAMENTAL
           FOR THE OLD EQUITY FUNDS                         INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------
      GLOBAL FUND             ALL OLD EQUITY FUNDS         FOR ALL NEW EQUITY FUNDS
                              (EXCEPT GLOBAL FUND)
------------------------------------------------------------------------------------------------
The Fund may not invest       None.                        None.
more than 5% of the
value of its total
assets in securities of
issuers that have been
in business for less
than three years.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
WARRANTS
------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions in warrants for each
Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------
 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS              SUGGESTED REVISED
           FOR THE OLD EQUITY FUNDS                           FUNDAMENTAL
                                                         INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------
      GLOBAL FUND             ALL OLD EQUITY FUNDS      FOR ALL NEW EQUITY FUNDS
                              (EXCEPT GLOBAL FUND)
------------------------------------------------------------------------------------------------
The Fund may not invest       None.                     None.
more than 15% of the
value of its total
assets in warrants.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
FOREIGN ISSUERS
------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions in foreign issuers for each Old Equity Fund to the New Equity Funds. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity
Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------
 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS              SUGGESTED REVISED
           FOR THE OLD EQUITY FUNDS                           FUNDAMENTAL
                                                         INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------
      GLOBAL FUND             ALL OLD EQUITY FUNDS      FOR ALL NEW EQUITY FUNDS
                              (EXCEPT GLOBAL FUND)
------------------------------------------------------------------------------------------------
The Fund may not invest       None.                     None.
more than 25% of the
value of its total
assets in securities of
foreign issuers, other
than American
Depository Receipts,
that are not listed on
a recognized U.S. or
foreign securities
exchange, including no
more than 10% of the
value of its assets in
securities with a
limited trading market.
------------------------------------------------------------------------------------------------

                                             -21-

     LISTED BELOW ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OLD FUND WHICH IS PROPOSED TO BE REORGANIZED AS A
SERIES OF FIRST INVESTORS INCOME FUNDS (EACH AN "OLD TAXABLE BOND FUND" AND TOGETHER, THE "OLD TAXABLE BOND FUNDS") AND
THE CHANGES PROPOSED FOR THE CORRESPONDING NEW FUNDS (EACH A "NEW TAXABLE BOND FUND" AND TOGETHER, THE "NEW TAXABLE BOND
FUNDS").

-------------------------------------------------------------------------------------------------------------------------
BORROWING
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on borrowing for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The main difference between the existing and new restrictions include the ability of a New Taxable Bond Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Taxable Bond Fund. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Taxable Bond Funds. Further, the new restriction would simplify compliance monitoring among all New Taxable Bond Funds. There is no current intention for the New Taxable
Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SUGGESTED REVISED
                        CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                            FUNDAMENTAL INVESTMENT
                              FOR THE OLD TAXABLE BOND FUNDS                                         RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

  CASH MANAGEMENT    GOVERNMENT FUND     INVESTMENT GRADE FUND      FUND FOR INCOME, INC.     FOR ALL NEW TAXABLE BOND
       FUND                                                           SPECIAL BOND FUND                 FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not     The Fund may      The Fund may not borrow    The Fund may not borrow    The Fund may not borrow
borrow money,        not borrow        money, except that it      money except from banks    money, except to the
except as a          money, except     may borrow money from a    and only for temporary     extent permitted by the
temporary or         as a temporary    bank for temporary or      or emergency purposes      1940 Act, the rules and
emergency measure    or emergency      emergency purposes in      and then in amounts not    regulations thereunder and
(not for             measure in an     amounts not exceeding 5%   in excess of 5% of its     any applicable exemptive
leveraging or        amount not to     (taken at the lower of     total assets taken at      relief.
investment) in an    exceed 5% of      cost or current value)     cost or value, whichever
amount not to        the value of      of its total assets (not   is less.
exceed 5% of the     its assets.       including the amount
value of its                           borrowed).
assets.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on senior securities for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The only difference among the existing and new restrictions is that the new restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old
Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                     SUGGESTED REVISED FUNDAMENTAL
                       FOR THE OLD TAXABLE BOND FUNDS                               INVESTMENT RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

         CASH MANAGEMENT FUND                       SPECIAL BOND FUND           FOR ALL NEWTAXABLE BOND FUNDS
           GOVERNMENT FUND
        INVESTMENT GRADE FUND
        FUND FOR INCOME, INC.
-------------------------------------------------------------------------------------------------------------------------
The Fund may not issue senior securities.           None.                       The Fund may not issue senior securities,
                                                                                except to the extent permitted by the 1940
                                                                                Act, the rules and regulations thereunder
                                                                                and any applicable exemptive relief.

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LOANS
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on loans for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The existing restriction provides that each Old Taxable
Bond Fund may not make loans except by investing in debt securities, short-term interest bearing obligations and/or repurchase agreements. Further, each existing restriction limits an Old Taxable Bond Fund's investments in such securities to 10% or 15% of that fund's assets, except for the Old Investment Grade Fund, which has no percent limitation. Government
Fund, Fund for Income, Inc. and Special Bond Fund also may lend its securities for the purposes of covering short positions under certain circumstances. The new restriction permits loans to the extent allowed by applicable law. The primary purpose of the change in this restriction is to consolidate the minor differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the New Taxable Bond
Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    SUGGESTED REVISED
                     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                       FUNDAMENTAL
                           FOR THE OLD TAXABLE BOND FUNDS                                              INVESTMENT
                                                                                                       RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

     CASH       GOVERNMENT FUND   INVESTMENT GRADE FUND      FUND FOR        SPECIAL BOND FUND         FOR ALL NEW
  MANAGEMENT                                               INCOME, INC.                            TAXABLE BOND FUNDS
     FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may    The Fund may      The Fund may not       The Fund may      The Fund may not make   The Fund may make
not make        not make loans,   make loans to          not make loans    loans to other          loans only as
loans, except   except by         others, except (a)     to other          persons except that     permitted under
by purchase     purchase of       through the purchase   persons except    the Fund's Board of     the 1940 Act, the
of debt         debt              of debt securities     that the Board    Directors may, on the   rules and
obligations     obligations and   in accordance with     of Directors      request of              regulations
and through     through           its investment         may, on the       broker-dealers or       thereunder and any
repurchase      repurchase        objective and          request of        other institutional     applicable
agreement,      agreements.       policies, (b)          broker-dealers    investors which it      exemptive relief.
provided,       However, the      through the lending    or other          deems qualified,
however, that   Fund's Board of   of its portfolio       institutional     authorize the Fund to
repurchase      Directors may,    securities, or (c)     investors that    lend securities for
agreements      on the request    to the extent a        it deems          the purpose of
maturing in     of                repurchase agreement   qualified,        covering short
more than       broker-dealers    is deemed a loan.      authorize the     positions of the
seven days      or other                                 Fund to lend      borrower, but only
will not        institutional                            securities for    when the borrower
exceed 10% of   investors which                          the purpose of    pledges cash
the Fund's      they deem                                covering short    collateral to the
net assets      qualified,                               positions of      Fund and agrees to
(taken at       authorize the                            the borrower,     maintain such
current value). Fund to loan                             but only when     collateral so that it
                securities to                            the borrower      amounts at all times
                cover the                                pledges cash      to at least 100% of
                borrower's                               collateral to     the value of the
                short position;                          the Fund and      securities.  Such
                provided,                                agrees to         security loans will
                however, the                             maintain such     not be made if as a
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    SUGGESTED REVISED
                     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                       FUNDAMENTAL
                           FOR THE OLD TAXABLE BOND FUNDS                                              INVESTMENT
                                                                                                       RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

     CASH       GOVERNMENT FUND   INVESTMENT GRADE FUND      FUND FOR        SPECIAL BOND FUND         FOR ALL NEW
  MANAGEMENT                                               INCOME, INC.                            TAXABLE BOND FUNDS
     FUND
-------------------------------------------------------------------------------------------------------------------------
                borrower                                 collateral so     result the aggregate
                pledges to the                           that it amounts   of such loans exceeds
                Fund and agrees                          at all times to   10% of the value of
                to maintain at                           at least 100%     the Fund's total
                all times with                           of the value of   assets.  The Fund may
                the Fund cash                            the               terminate such loans
                collateral                               securities.       at any time and vote
                equal to not                             Such security     the proxies if a
                less than 100%                           loans will not    material event
                of the value of                          be made if as a   affecting the
                the securities                           result the        investment is about
                loaned, the                              aggregate of      to occur.  The
                loan is                                  such loans        primary objective of
                terminable at                            exceeds 10% of    such loaning function
                will by the                              the value of      is to supplement the
                Fund, the Fund                           the Fund's        Fund's income through
                receives                                 total assets.     investment of the
                interest on the                          The Fund may      cash collateral in
                loan as well as                          terminate loans   short-term interest
                any                                      of securities     bearing obligations.
                distributions                            at any time and   The purchase of a
                upon the                                 vote the          portion of an issue
                securities                               proxies if a      of publicly
                loaned, the                              material event    distributed debt
                Fund retains                             affecting the     securities is not
                voting rights                            investment is     considered the making
                associated with                          about to          of a loan.
                the securities,                          occur.  The
                the Fund pays                            primary
                only reasonable                          objective of
                custodian fees                           loaning
                in connection                            securities is
                with the loan,                           to supplement
                and the Adviser                          the Fund's
                monitors the                             income through
                creditworthiness                         investment of
                of the borrower                          the cash
                throughout the                           collateral in
                life of the                              short-term
                loan; provided                           interest-bearing
                further, that                            obligations.
                such loans will                          This policy
                not be made if                           against making
                the value of                             loans does not
                all loans,                               prohibit the
                repurchase                               Fund from
                agreements with                          investing in
                more then seven                          debt securities
                days to                                  or syndicated
                maturity, and                            bank loans.
                other illiquid
                assets is
                greater than an
                amount equal to
                15% of the
                Fund's net
                assets.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on diversification for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. There are no significant differences among the old restrictions except that the Old Investment Grade Fund may not invest more than 25% of its securities (with respect to 75%
of its total assets) in a single industry and that there is no 10% limitation as to holding voting securities of an issuer. The new restriction includes the 5% and 10% limitations that appear in the existing restrictions for most Old
Funds. Thus, the purpose of the new restriction is to provide uniformity in the diversification restriction among all New
Taxable Bond Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies than the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    SUGGESTED REVISED
              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         FUNDAMENTAL INVESTMENT
                     FOR THE OLD TAXABLE BOND FUNDS                                     RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT FUND         GOVERNMENT FUND          INVESTMENT GRADE FUND         FOR ALL NEW TAXABLE
FUND FOR INCOME, INC.                                                                   BOND FUNDS
  SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not         The Fund may not            The Fund may not             Except to the extent
with respect to 75%      purchase, with respect      purchase any security        permitted by the 1940
of the Fund's total      to 75% of the Fund's        (other than                  Act, the rules and
assets purchase the      assets, the securities      obligations of the           regulations thereunder
securities of any        of any issuer (other        U.S. Government, its         and any applicable
issuer (other than       than U.S. Government        agencies or                  exemptive relieft, the
securities issued or     Obligations (as defined     instrumentalities) if        Fund may not with
guaranteed by the        in the Prospectus)) if,     as a result, as to 75%       respect to 75% of the
U.S. Government, its     as a result thereof,        of the Fund's total          Fund's total assets,
agencies or              (a) more than 5% of the     assets (taken at             purchase the
instrumentalities)       Fund's total assets         current value), more         securities of any
if, as a result, (a)     (taken at current           than 5% of such assets       issuer (other than
more than 5% of the      value) would be             would then be invested       securities issued or
Fund's total assets      invested in the             in securities of a           guaranteed by the U.S.
would be invested in     securities of such          single issuer.               Government or any of
the securities of        issuer, or (b) the Fund                                  its agencies or
that issuer, or (b)      would hold more than                                     instrumentalities, and
the Fund would hold      10% of any class of         The Fund may not             securities of other
more than 10% of the     securities (including       purchase more than 10%       investment companies)
outstanding voting       any class of voting         of the outstanding           if, as a result, (a)
securities of that       securities) of such         voting securities of         more than 5% of the
issuer.                  issuer (for the             any one issuer or more       Fund's total assets
                         purpose, all debt           than 10% of any class        would be invested in
                         obligations of an           of securities of one         the securities of that
                         issuer maturing in less     issuer (all debt and         issuer, or (b) the
                         than one year are           all preferred stock of       Fund would hold more
                         treated as a single         an issuer are each           than 10% of the
                         class of securities).       considered a single          outstanding voting
                                                     class for this               securities of that
                                                     purpose).                    issuer.


                                                                                  For the Cash
                                                                                  Management Fund, the
                                                                                  Fund may not purchase
                                                                                  the securities of any
                                                                                  issuer, if as a
                                                                                  result, the Fund would
                                                                                  not comply with any
                                                                                  applicable
                                                                                  diversification
                                                                                  requirements for a
                                                                                  money market fund
                                                                                  under the Investment
                                                                                  Company Act of 1940
                                                                                  and the rules
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                  thereunder, as such
                                                                                  may be amended from
                                                                                  time to time.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CONCENTRATION
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on concentration for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. The existing restrictions for each Old Taxable
Bond Fund restrict investments in securities of issuers in the same industry. However, the percent limitation in each of these restrictions is different and range from none to 25% for each Old Fund. Further, the Old Cash Management Fund may invest more than 25% in bank securities and obligations issued or guaranteed by the U.S. Government or its agencies ("U.S.
Government Securities"). The Old Investment Grade Fund also is restricted to investments in single issuers. The new restriction permits each New Taxable Bond Fund (unless "concentrated") to invest up to 25% of its total assets in issuers in the same industry and does not limit investment in U.S. Government Securities. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Taxable Bond Funds. There is no current intention for the
New Taxable Bond Funds to have different investment strategies than the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          SUGGESTED REVISED
                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                        FUNDAMENTAL INVESTMENT
                           FOR THE OLD TAXABLE BOND FUNDS                                    RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

   CASH MANAGEMENT FUND          GOVERNMENT FUND            INVESTMENT GRADE FUND     FOR ALL NEW TAXABLE BOND
                                                             FUND FOR INCOME, INC.              FUNDS
                                                              SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase   The Fund may not concentrate    The Fund may not invest   Except for any Fund that
the securities of any       its investments in any          25% or more of the        is "concentrated" in an
issuer (other than          particular industry.            value of its total        industry or group of
obligations issued or                                       assets in a particular    industries within the
guaranteed as to                                            industry at one time.     meaning of the 1940 Act,
principal and interest by                                                             the Fund may not
the Government  of the                                                                purchase the securities
United States or any                                                                  of any issuer (other
agency or instrumentality                                                             than securities issued
thereof) if, as a result                                                              or guaranteed by the
thereof more than 25% of                                                              U.S. Government or any
the Fund's total assets                                                               of its agencies or
(taken at current value)                                                              instrumentalities) if,
would be invested in the                                                              as a result, more than
obligations of one or                                                                 25% of the fund's total
more issuers having their                                                             assets would be invested
principal business                                                                    in the securities of
activities in the same                                                                companies whose
industry; provided,                                                                   principal business
however, that the Fund                                                                activities are in the
may invest more than 25%                                                              same industry.
of its total assets in
the obligations of banks.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
REAL ESTATE
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on real estate for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. There are no significant differences among the existing and new restrictions. In each case, the restrictions do not permit any Old or New Taxable Bond Fund to purchase or sell real estate except under certain circumstances. The existing restrictions permit investments in securities secured by real estate, real estate investment trusts, and securities of companies dealing in real estate and/or as a result of ownership in securities. While all of these restrictions appear in the existing restrictions, they are not uniform among the Old Taxable Bond Funds. Thus, the new restriction consolidates and makes the restriction uniform for each New Taxable
Bond Fund. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the
Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             SUGGESTED REVISED
          CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                      FUNDAMENTAL INVESTMENT
                 FOR THE OLD TAXABLE BOND FUNDS                                                 RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

 CASH MANAGEMENT     GOVERNMENT FUND     INVESTMENT GRADE FUND   FUND FOR INCOME, INC.      FOR ALL NEW TAXABLE
      FUND                                                         SPECIAL BOND FUND            BOND FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not   The Fund may not      The Fund may not       The Fund may not          The Fund may not
buy or sell real   buy or sell real      purchase or sell       purchase or sell real     purchase or sell real
estate (unless     estate (unless        real estate or         estate.   However, the    estate, except that,
acquired as a      acquired as a         interests in real      Fund may purchase         to the extent
result of          result of ownership   estate, although it    interests in real         permitted by
ownership of       of securities);       may purchase and       estate investment         applicable law, the
securities).       provided, however,    sell securities        trusts whose securities   Fund may (a) invest in
                   the Fund may invest   which are secured by   are registered under      securities or other
                   in securities         real estate,           the 1933 Act and are      instruments directly
                   secured by real       securities of          readily marketable.       or indirectly secured
                   estate or interests   companies which                                  by real estate, and
                   in real estate.       invest or deal in                                (b) invest in
                                         real estate and                                  securities or other
                                         interests in real                                instruments issued by
                                         estate investment                                issuers that invest in
                                         trusts.  However,                                real estate.
                                         this restriction
                                         will not preclude
                                         bona fide hedging
                                         transactions,
                                         including the
                                         purchase and sale of
                                         futures contracts
                                         and related options.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
COMMODITIES
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on commodities for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. The existing restrictions do not permit investments in commodities or commodity contracts except under certain circumstances for three of the Old Taxable Bond Funds. As noted
below, the Old Cash Management Fund, Government Fund and Investment Grade Fund each have different exceptions related to commodities. For example, the Old Government Fund and Investment Grade Fund may purchase or sell futures and options contracts, while the Old Cash Management Fund may invest in commodities acquired as a result of ownership of such securities. The new restriction notes that each New Taxable Bond Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the
New Taxable Bond Funds and to clarify the exceptions. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SUGGESTED REVISED
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                            FUNDAMENTAL INVESTMENT
                              FOR THE OLD TAXABLE BOND FUNDS                                        RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT FUND    GOVERNMENT FUND    INVESTMENT GRADE FUND    FUND FOR INCOME, INC.    FOR ALL NEW TAXABLE BOND
                                                                      SPECIAL BOND FUND                FUNDS

-------------------------------------------------------------------------------------------------------------------------
The Fund may not      The Fund may not     The Fund may not        The Fund may not         The Fund may not purchase
buy or sell           purchase or sell     purchase or sell        purchase or sell         or sell commodities or
commodities or        commodities or       commodities or          commodities or           commodity contracts unless
commodity contracts   commodity            commodity contracts.    commodity contracts.     acquired as a result of
(unless acquired as   contracts except     However, this                                    ownership of securities or
a result of           that the Fund may    restriction will not                             other instruments issued
ownership of          purchase and sell    preclude bona fide                               by persons that purchase
securities).          interest rate        hedging transactions,                            or sell commodities or
                      futures contracts    including the                                    commodities contracts; but
                      and related          purchase and sale of                             this shall not prevent the
                      options.             futures contracts and                            Fund from purchasing,
                                           related options.                                 selling and entering into
                                                                                            financial futures
                                                                                            contracts (including
                                                                                            futures contracts on
                                                                                            indices of securities,
                                                                                            interest rates and
                                                                                            currencies), options on
                                                                                            financial futures
                                                                                            contracts (including
                                                                                            futures contracts on
                                                                                            indices of securities,
                                                                                            interest rates and
                                                                                            currencies), warrants,
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                            swaps, forward contracts,
                                                                                            foreign currency spot and
                                                                                            forward contracts or other
                                                                                            derivative instruments
                                                                                            that are not related to
                                                                                            physical commodities.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
OIL, GAS AND MINERAL EXPLORATION
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old
Taxable Bond Fund and each New Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                       SUGGESTED REVISED FUNDAMENTAL
             CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                  INVESTMENT RESTRICTION
                    FOR THE OLD TAXABLE BOND FUNDS
-------------------------------------------------------------------------------------------------------------------------

     CASH MANAGEMENT FUND                     INVESTMENT GRADE FUND                    FOR ALL NEW TAXABLE BOND FUNDS
       GOVERNMENT FUND                        FUND FOR INCOME, INC.
                                                SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or sell interests in     None.                                    None.
oil, gas or mineral exploration.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
UNDERWRITING
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on underwriting for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. The existing restrictions provide that an Old
Taxable Bond Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its securities, or in the case of the Old
Special Bond Fund, underwrite securities of other issuers. The new restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the new restriction is to clarify the application of underwriter pursuant to the Securities Act of 1933 and to consolidate the restrictions among the New Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SUGGESTED REVISED
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                             FUNDAMENTAL INVESTMENT
                              FOR THE OLD TAXABLE BOND FUNDS                                        RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT FUND    INVESTMENT GRADE    FUND FOR INCOME, INC.    SPECIAL BOND FUND       FOR ALL NEW TAXABLE BOND
   GOVERNMENT FUND            FUND                                                                    FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not       The Fund may not      The Fund may not       The Fund may not        The Fund may not underwrite
underwrite             act as an             underwrite             underwrite securities   securities issued by
securities issued by   underwriter except    securities of other    of other issuers.       others, except to the
other persons except   to the extent that,   issuers, except to                             extent that the Fund may be
to the extent that,    in connection with    the extent that, in                            considered an underwriter
in connection with     the disposition of    connection with the                            within the meaning of the
the disposition of     portfolio             disposition of its                             Securities Act of 1933 in
its portfolio          securities; it may    portfolio                                      the disposition of
investments, it may    be deemed to be an    investments, it may                            restricted securities or in
be deemed to be an     underwriter under     be deemed to be an                             connection with investments
underwriter under      certain federal       underwriter under                              in other investment
federal securities     securities laws.      federal securities                             companies.
laws.                                        laws.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
AFFILIATED TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on affiliated transaction for each Old Taxable Bond
Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds merely restate a statutory prohibition under the Investment Company Act of 1940 Act. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond
Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                 SUGGESTED REVISED
                        CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                           FUNDAMENTAL INVESTMENT
                               FOR THE OLD TAXABLE BOND FUNDS                                       RESTRICTION
-------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND   INVESTMENT GRADE FUND     FUND FOR INCOME, INC.     GOVERNMENT FUND        FOR ALL NEW TAXABLE
                                                  SPECIAL BOND FUND                                  BOND FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not       The Fund may not          The Fund may not       None.                   None.
purchase or retain     invest in any             purchase or sell
any securities of      securities of any         portfolio securities
another issuer if      issuer if, to the         from or to the
persons affiliated     knowledge of Series       Adviser or any
with the Fund or its   Fund, any officer,        Director thereof or
Adviser owning         director or Trustee       of the Fund, as
individually more      of Series Fund or of      Principals.
than one-half of one   the Adviser owns more
percent of said        than 1/2 of 1% of the     Purchase or retain
issuer's outstanding   outstanding               securities of any
stock own, in the      securities of such        issuer if any
aggregate more than    issuer, and such          officer or Director
five percent of said   officers, directors       of the Fund or the
issuer's outstanding   or Trustees who own       Adviser owns
stock.                 more than 1/2 of 1% own   beneficially more
                       in the aggregate more     than 1/2 of 1% of the
                       than 5% of the            securities of such
                       outstanding               issuer and together
                       securities of such        own more than 5% of
                       issuer.                   the securities of
                                                 such issuer.
                       Purchase or sell
                       portfolio securities
                       from or to the
                       Adviser or any
                       director, officer or
                       Trustee thereof or of
                       Series Fund, as
                       principals.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CONTROL
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on exercising control over issuers for each Old
Taxable Bond Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply.
There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable
Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------

              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                      SUGGESTED REVISED FUNDAMENTAL INVESTMENT
                      FOR THE OLD TAXABLE BOND FUNDS                                           RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

           CASH MANAGEMENT FUND                   GOVERNMENT FUND                  FOR ALL NEW TAXABLE BOND FUNDS
          INVESTMENT GRADE FUND
          FUND FOR INCOME, INC.
            SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------

The Fund may not invest in companies for the       None.                        None.
purpose of exercising control or management.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MARGIN PURCHASES
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on margin purchases for each Old Taxable Bond Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------

                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED FUNDAMENTAL
                          FOR THE OLD TAXABLE BOND FUNDS                                    INVESTMENT RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

   CASH MANAGEMENT FUND            GOVERNMENT FUND            FUND FOR INCOME, INC.    FOR ALL NEW TAXABLE BOND FUNDS
   INVESTMENT GRADE FUND                                       SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase    The Fund may not purchase      The Fund may not           None.
securities on margin (but    securities on margin;          purchase any
the Fund may obtain such     except that the Fund may       securities on margin.
credits as may be            obtain such credits as may
necessary for the            be necessary for the
clearance of purchases and   clearance of purchases and
sales of securities).        sales of securities.  (The
                             deposit or payment by the
                             Fund of initial or
                             variation margin in
                             connection with interest
                             rate futures contracts or
                             related options
                             transactions is not
                             considered the purchase of
                             a security on margin.)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PLEDGING
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on pledging for each Old Taxable Bond Fund and each
New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old
Funds originally were included to meet certain state law requirements that no longer apply and as they duplicate current requirements under the Investment Company Act of 1940. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  SUGGESTED REVISED
                        CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                            FUNDAMENTAL INVESTMENT
                               FOR THE OLD TAXABLE BOND FUNDS                                        RESTRICTION
-------------------------------------------------------------------------------------------------------------------------
 CASH MANAGEMENT FUND       GOVERNMENT FUND        INVESTMENT GRADE    FUND FOR INCOME, INC.    FOR ALL NEW TAXABLE BOND
                                                         FUND           SPECIAL BOND FUND               FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not         The Fund may not        The Fund may not       None.                   None.
pledge assets, except    pledge assets, except   pledge, mortgage or
that the Fund may        that the Fund may       hypothecate any of
pledge not more than     pledge its assets to    its assets, except
one-third of its total   secure borrowings       that the Fund may
assets (taken at         made in accordance      pledge its assets to
current value) to        with paragraph (1)      secure borrowing
secure borrowings.       above, provided the     made in accordance
                         Fund maintains asset    with paragraph (2)
                         coverage of at least    above, provided the
                         300% for pledged        Fund maintains asset
                         assets.                 coverage of at least
                                                 300% for all such
                                                 borrowings.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SHORT SALES
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on short sales for each Old Taxable Bond Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                        SUGGESTED REVISED FUNDAMENTAL
                           FOR THE OLD TAXABLE BOND FUNDS                                 INVESTMENT RESTRICTION
-------------------------------------------------------------------------------------------------------------------------
   CASH MANAGEMENT FUND            GOVERNMENT FUND           INVESTMENT GRADE FUND    FOR ALL NEW TAXABLE BOND FUNDS
                                FUND FOR INCOME, INC.
                                  SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not make        The Fund may not make short   The Fund may not make      None.
short sales of securities    sales of securities.          short sales of
unless at all times while                                  securities "against the
a short position is open                                   box" in excess of 10% of
the Fund maintains a long                                  the Fund's total assets.
position in the same
security in an amount at
least equal thereto.
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
FUTURES / OPTIONS
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on futures and options for each Old Taxable Bond
Fund and each New Taxable Bond Fund. The New Taxable Bond Funds do not have this restriction to permit greater flexibility in managing the Funds' assets. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                              SUGGESTED REVISED
                     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                           FUNDAMENTAL INVESTMENT
                            FOR THE OLD TAXABLE BOND FUNDS                                       RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

   CASH MANAGEMENT FUND            GOVERNMENT FUND          INVESTMENT GRADE FUND      FOR ALL NEW TAXABLE BOND FUNDS
                                                            FUND FOR INCOME, INC.
                                                             SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not write or    The Fund may not write put      None.                     None.
purchase any put or call     or call options; except
options.                     that the Fund may write
                             options with respect to
                             U.S. Government Obligations
                             (as defined in the
                             Prospectus) and interest
                             rate futures contracts.
                             Notwithstanding the
                             foregoing, a non-
                             fundamental investment
                             restriction, adopted by the
                             Fund's Board of Directors,
                             prohibits the Fund from
                             engaging in any option
                             transactions.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in investment companies for each Old
Taxable Bond Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the Investment Company Act of 1940 Act. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond
Funds as a result of the elimination of this restriction.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   SUGGESTED REVISED
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               FUNDAMENTAL INVESTMENT
                              FOR THE OLD TAXABLE BOND FUNDS                                          RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

  CASH MANAGEMENT FUND       GOVERNMENT FUND      FUND FOR INCOME, INC.   INVESTMENT GRADE     FOR ALL NEW TAXABLE BOND
                                                   SPECIAL BOND FUND           FUND                     FUNDS
-------------------------------------------------------------------------------------------------------------------------
The Fund may not           The Fund may not      The Fund may not         None.               None.
purchase the securities    purchase the          invest in securities
of other investment        securities of other   of other investment
companies or investment    investment trusts,    companies, except in
trusts.                    except as they may    connection with a
                           be acquired as part   merger of another
                           of a merger,          investment company.
                           consolidation or
                           acquisition of
                           assets.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
UNSEASONED ISSUERS
-------------------------------------------------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Taxable Bond Fund and each New Taxable Bond Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.
-------------------------------------------------------------------------------------------------------------------------
                    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS            SUGGESTED REVISED FUNDAMENTAL INVESTMENT
                           FOR THE OLD TAXABLE BOND FUNDS                                  RESTRICTION
-------------------------------------------------------------------------------------------------------------------------

           CASH MANAGEMENT FUND                   INVESTMENT GRADE FUND         FOR ALL NEW TAXABLE BOND FUNDS
             GOVERNMENT FUND
          FUND FOR INCOME, INC.
            SPECIAL BOND FUND
-------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase the securities of      None.                        None.
a company if such purchases, at the time
thereof, would cause more than 5% of the
value of the Fund's total assets to be
invested in securities of companies,
which, including predecessors have a record
of less than three years' continuous
operation.
-------------------------------------------------------------------------------------------------------------------------


     LISTED BELOW ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OLD FUND WHICH IS PROPOSED TO BE REORGANIZED AS A SERIES OF FIRST INVESTORS TAX EXEMPT FUNDS (EACH AN "OLD TAX EXEMPT FUND" AND TOGETHER, THE "OLD TAX EXEMPT FUNDS") AND THE CHANGES PROPOSED FOR THE CORRESPONDING NEW FUNDS (EACH A "NEW TAX EXEMPT FUND" AND TOGETHER, THE "NEW TAX EXEMPT FUNDS").

--------------------------------------------------------------------------------
BORROWING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on borrowing for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The main differences between the restrictions include the ability of a New Tax Exempt Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Tax Exempt Fund. One of the purposes of the New Tax Exempt Funds' restriction is to provide greater flexibility for the portfolio manager in managing the New Tax Exempt Funds. Further, the changes in the restriction would simplify compliance monitoring among all New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                            FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
   ALL OLD TAX EXEMPT FUNDS                   TAX-EXEMPT MONEY MARKET FUND                       FOR ALL NEW TAX EXEMPT FUNDS
   (EXCEPT TAX-EXEMPT MONEY
         MARKET FUND)
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not borrow money except for     The Fund may not borrow money, except as     The Fund may not borrow money, except to
temporary or emergency purposes (not for     a temporary or emergency measure (not        the extent permitted by the 1940 Act,
leveraging or investment) in an amount       for leveraging or investment) in an          the rules and regulations thereunder and
not exceeding 5% of the value of its         amount not to exceed 5% of the value of      any applicable exemptive relief.
total assets (including the amount           its assets.
borrowed) less liabilities (other than
borrowings). Any borrowings that exceed
5% of the value of the Fund's total
assets by reason of a decline in net
assets will be reduced within three
business days to the extent necessary to
comply with the 5% limitation. This
policy shall not prohibit deposits of
assets to provide margin or guarantee
positions in connection with
transactions in options, futures,
contracts, swaps, forward contracts, and
other derivative instruments or the
segregation of assets in connection with
such transactions.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SENIOR SECURITIES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on senior securities for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The only difference among the restrictions is that the New Tax Exempt Funds' restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                      CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                            SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                      INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND                NEW YORK INSURED TAX FREE FUND           FOR ALL NEW TAX EXEMPT FUNDS
SERIES FUND INSURED INTERMEDIATE TAX EXEMPT       MULTI-STATE INSURED TAX FREE FUND
                    FUND
          INSURED TAX EXEMPT FUND
   EXECUTIVE INVESTORS TRUST INSURED TAX
               EXEMPT FUND II
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not issue senior securities.         None.                                   The Fund may not issue senior securities,
                                                                                          except to the extent permitted by the 1940
                                                                                          Act, the rules and regulations thereunder
                                                                                          and any applicable exemptive relief.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOANS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on loans for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The existing restrictions provide that each Old Tax Exempt Fund may not make loans except by investing in debt securities, loans of portfolio securities and/or repurchase agreements. Further, each Old Tax Exempt Fund's investments in such securities may be limited to 10% or 15% of that Fund's assets, except for Series Fund Insured Intermediate Tax Exempt Fund and Multi-State Insured Tax Free Fund, which have no percent limitation. Insured Tax Exempt Fund and New York Insured Tax Free Fund also may lend its securities for the purposes of covering short positions of the borrower under certain circumstances. The New Tax Exempt Funds' restriction permits loans only to the extent allowed by applicable law. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management among the New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SUGGESTED REVISED
                                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                        FUNDAMENTAL
                                          FOR THE OLD TAX EXEMPT FUNDS                                                 INVESTMENT
                                                                                                                      RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY       SERIES FUND        INSURED TAX         EXECUTIVE      NEW YORK INSURED      MULTI-STATE      FOR ALL NEW TAX
    MARKET FUND           INSURED          EXEMPT FUND      INVESTORS TRUST     TAX FREE FUND    INSURED TAX FREE     EXEMPT FUNDS
                     INTERMEDIATE TAX                         INSURED TAX                              FUND
                        EXEMPT FUND                         EXEMPT FUND II
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not     The Fund may not   The Fund may not   The Fund may not   The Fund may not   The Fund may not  The Fund may
make loans, except   make loans,        Make loans (the    make loans,        make loans,        make loans,       make loans only
by purchase of       except loans of    purchase of a      except loans of    except by          except by         as permitted
debt obligations     portfolio          portion of an      portfolio          purchase of debt   purchase of debt  under the 1940
and through          securities and     issue of           securities         obligations and    obligations,      Act, the rules
repurchase           repurchase         publicly           (limited to 10%    through            publicly          and regulations
agreements;          agreements.        distributed debt   of the Fund's      repurchase         distributed       thereunder and
provided, however,                      securities is      total assets),     agreements.        bonds or          any applicable
that repurchase                         not considered     provided such      However, the       debentures        exemptive relief.
agreements                              the making of a    loans are at all   Fund's Board of    (which are not
maturing in more                        loan).  In         times secured by   Directors may,     considered
than seven days,                        addition, the      cash or            on the request     loans), and
along with all                          Insured Tax        equivalent         of                 through
illiquid assets,                        Exempt Fund's      collateral of no   broker-dealers     repurchase
will not exceed                         Board of           less than 100%     or other           agreements.
10% of the Fund's                       Directors may on   by marking to      institutional
total assets                            the request of     market daily.      investors which
(taken at current                       broker-dealers                        they deem
value).                                 or other                              qualified,
                                        institutional                         authorize the
                                        investors, which                      Fund to loan


                                                                - 3 -

                                        it deems                              securities to
                                        qualified,                            cover the
                                        authorize the                         borrower's short
                                        Fund to lend                          position;
                                        securities for                        provided,
                                        the purpose of                        however, the
                                        covering short                        borrower pledges
                                        positions of the                      to the Fund and
                                        borrower, but                         agrees to
                                        only when the                         maintain at all
                                        borrower pledges                      times with the
                                        cash collateral                       Fund cash
                                        to the Fund and                       collateral equal
                                        agrees to                             to not less than
                                        maintain such                         100% of the
                                        collateral so                         value of the
                                        that it amounts                       securities
                                        at all times to                       loaned; and,
                                        at least 100% of                      further
                                        the value of the                      provided, that
                                        securities.                           such loans will
                                        Such security                         not be made if
                                        loans will not                        the value of all
                                        be made if as a                       such loans,
                                        result the                            repurchase
                                        aggregate of                          agreements
                                        such loans                            maturing in more
                                        exceed 10% of                         than seven days
                                        the value of the                      and other
                                        Fund's gross                          illiquid assets
                                        assets.                               is greater than
                                                                              an amount equal
                                                                              to 15% of the
                                                                              Fund's net
                                                                              assets.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on diversification for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. There are no significant differences among the Old Tax Exempt Funds' restrictions except that the Tax-Exempt Money Market Fund has additional limitations on investments in a single bank's letters of credit and the limitation on pre-refunded bonds with respect to the Executive Investors Trust Insured Tax Exempt Fund II. The New Tax Exempt Funds' restriction includes the 5% and 10% limitations that appear in the restrictions for some of the Old Tax Exempt Funds. Thus, the purpose of the changes to the Old Tax Exempt Funds' restrictions is to provide uniformity in the diversification restriction among all New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       SUGGESTED
                                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                          REVISED
                                           FOR THE OLD TAX EXEMPT FUNDS                                               FUNDAMENTAL
                                                                                                                      INVESTMENT
                                                                                                                      RESTRICTION
-----------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY       SERIES FUND         EXECUTIVE         INSURED TAX        MULTI-STATE         NEW YORK      FOR ALL NEW TAX
    MARKET FUND           INSURED        INVESTORS TRUST      EXEMPT FUND     INSURED TAX FREE     INSURED TAX       EXEMPT FUNDS
                     INTERMEDIATE TAX      INSURED TAX                              FUND            FREE FUND
                        EXEMPT FUND      EXEMPT FUND II
-----------------------------------------------------------------------------------------------------------------------------------
The Fund may not,    The Fund may not   The Fund may       The Fund may not   The Fund may not   None.            Except to the
with respect to      purchase any       not, with          invest more than   purchase the                        extent permitted
75% of the Fund's    security (other    respect to 75%     5% of the value    securities of                       by the 1940 Act,
total assets,        than obligations   of the Fund's      of its gross       any issuer                          the rules and
purchase the         of the U.S.        total assets,      assets, at the     (other than the                     regulations
securities of any    Government, its    purchase the       time of            U.S. Government)                    thereunder and
issuers (other       agencies or        securities of      purchase, in       if, as a result                     any applicable
than obligations     instrumentalities) any issuer         securities of      thereof, any                        exemptive
issued or            if as a result,    (other than        any one issuer     Fund would hold                     relieft, the Fund
guaranteed as to     with respect to    securities         (except            more than 10% of                    may not with
principal and        75% of the         issued or          obligations of     any class of                        respect to 75% of
interest by the      Fund's total       guaranteed by      the U.S.           securities                          the Fund's total
Government of the    assets more than   the U.S.           government).       (including any                      assets, purchase
United States or     5% of such         Government, its                       class of voting                     the securities of
any agency or        assets would       agencies or                           securities) of                      any issuer (other
instrumentality      then be invested   instrumentalities)                    such issuer.                        than securities
thereof) if, as a    in securities of   if, as a result,                                                          issued or
result thereof (a)   a single issuer.   (a) more than 5%                                                          guaranteed by the
more than 5% of                         of the Fund's                                                             U.S. Government
the Fund's total                        total assets                                                              or any of its
assets would be                         would be                                                                  agencies or
invested in the      With respect to    invested in the                                                           instrumentalities,


                                                               - 5 -

securities of that   75% of its total   securities of                                                             and securities of
issuer, or (b) the   assets, purchase   that issuer, or                                                           other investment
Fund would hold      more than 10% of   (b) the Fund                                                              companies) if, as
more than 10% of     the outstanding    would hold more                                                           a result, (a)
the voting           voting             than 10% of the                                                           more than 5% of
securities of that   securities of      outstanding                                                               the Fund's total
issuer. The Fund     any one issuer     voting                                                                    assets would be
will not invest in   or more than 10%   securities of                                                             invested in the
securities such      of any class of    that issuer.                                                              securities of
that any one         securities of      With respect to                                                           that issuer, or
bank's letters of    one issuer (all    pre-refunded                                                              (b) the Fund
credit support       debt and all       bonds, the                                                                would hold more
more than 10% of     preferred stock    Adviser                                                                   than 10% of the
the Fund's total     of an issuer are   considers an                                                              outstanding
assets.              each considered    escrow account                                                            voting securities
                     a single class     to be the issuer                                                          of that issuer.
                     for this           of such bonds
                     purpose).          when the escrow
                                        account consists
                                        solely of U.S.
                                        Government
                                        obligations
                                        fully
                                        substituted for
                                        the obligation
                                        of the issuing
                                        municipality.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONCENTRATION
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on concentration for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The restrictions for each Old Tax Exempt Fund limit investments in securities of issuers in the same industry. Each New Tax Exempt Fund (unless "concentrated") may invest up to 25% of its total assets in issuers in the same industry and does not have limits in investment in securities of the U.S. Government or its agencies. There is no current intention for the Old Tax Exempt Funds to have different investment strategies from the New Tax Exempt Funds as a result of the changes to this restriction.


--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL                          SUGGESTED REVISED
INVESTMENT RESTRICTIONS                      FUNDAMENTAL
FOR THE OLD TAX EXEMPT FUNDS                 INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
ALL OLD TAX EXEMPT FUNDS                     FOR ALL NEW TAX EXEMPT FUNDS
--------------------------------------------------------------------------------
The Fund may not invest more than            Except for any Fund that is
25% of the Fund's total assets               "concentrated" in an industry or
(taken at current value) in the              group of industries within the
obligations of one or more issuers           meaning of the 1940 Act, the Fund
having their principal business              may not purchase the securities of
activities in the same industry.             any issuer (other than securities
                                             issued or guaranteed by the U.S.
                                             Government or any of its agencies
                                             or instrumentalities) if, as a
                                             result, more than 25% of the fund's
                                             total assets would be invested in
                                             the securities of companies whose
                                             principal business activities are
                                             in the same industry.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REAL ESTATE
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on real estate for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. There are no significant differences among the restrictions. In each case, the restrictions do not permit any Old or New Tax Exempt Fund to purchase or sell real estate except under certain circumstances. The Old Tax Exempt Funds may invest in municipal securities secured by real estate or interests in real estate. The New Tax Exempt Funds' restriction consolidates and makes the restrictions uniform for among the New Tax Exempt Fund. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                              CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                         SUGGESTED REVISED FUNDAMENTAL
                                     FOR THE OLD TAX EXEMPT FUNDS                                    INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
   TAX-EXEMPT MONEY MARKET FUND        INSURED TAX EXEMPT FUND      EXECUTIVE INVESTORS TRUST       FOR ALL NEW TAX EXEMPT FUNDS
 SERIES FUND INSURED INTERMEDIATE                                   INSURED TAX EXEMPT FUND II
         TAX EXEMPT FUND
  NEW YORK INSURED TAX FREE FUND
MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or sell real     The Fund may not            The Fund may not buy or sell    The Fund may not purchase or
estate provided however, the Fund     purchase or sell real       real estate or interests in     sell real estate, except that,
may invest in municipal               estate but this shall       real estate limited             to the extent permitted by
instruments secured by real           not prevent the Fund        partnerships, although it may   applicable law, the Fund may (a)
estate or interests in real           from investing in           purchase and sell securities    invest in securities or other
estate.                               municipal bonds or other    which are secured by real       instruments directly or
                                      obligations secured by      estate or interests therein.    indirectly secured by real
                                      real estate or interests                                    estate, and (b) invest in
                                      therein.                                                    securities or other instruments
                                                                                                  issued by issuers that invest in
                                                                                                  real estate.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMODITIES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on commodities for each Old Tax Exempt Fund to the fundamental investment restrictions for each New Tax Exempt Fund. The New Tax Exempt Funds' restriction notes that each New Tax Exempt Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Tax Exempt Funds and to clarify the exceptions. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of a change to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND                    ALL OLD TAX EXEMPT FUNDS                  FOR ALL NEW TAX EXEMPT FUNDS
                                                 (EXCEPT TAX-EXEMPT MONEY MARKET FUND)
-----------------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or sell commodities        None.                                      The Fund may not purchase or sell
(unless acquired as a result of ownership of                                               commodities or commodity contracts unless
securities).                                                                               acquired as a result of ownership of
                                                                                           securities or other instruments issued by
                                                                                           persons that purchase or sell commodities
                                                                                           or commodities contracts; but this shall
                                                                                           not prevent the Fund from purchasing,
                                                                                           selling and entering into financial
                                                                                           futures contracts (including futures
                                                                                           contracts on indices of securities,
                                                                                           interest rates and currencies), options
                                                                                           on financial futures contracts (including
                                                                                           futures contracts on indices of
                                                                                           securities, interest rates and
                                                                                           currencies), warrants, swaps, forward
                                                                                           contracts, foreign currency spot and
                                                                                           forward contracts or other derivative
                                                                                           instruments that are not related to
                                                                                           physical commodities.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL, GAS AND MINERAL EXPLORATION
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND                     INSURED TAX EXEMPT FUND                   FOR ALL NEW TAX EXEMPT FUNDS
 SERIES FUND INSURED INTERMEDIATE TAX EXEMPT      EXECUTIVE INVESTORS TRUST INSURED TAX
                    FUND                                     EXEMPT FUND II
       NEW YORK INSURED TAX FREE FUND
      MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or sell interests in         None.                                         None.
oil, gas or mineral exploration.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on underwriting for each Old Tax Exempt Fund to the fundamental investment restrictions for each New Tax Exempt Fund. The Old Tax Exempt Funds may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its securities. The Insured Tax Exempt Fund and Executive Investors Trust Insured Tax Exempt Fund II also may purchase municipal bonds directly from the issuer without being deemed an underwriter. The New Tax Exempt Funds' restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the change to the restriction is to clarify the application of underwriter pursuant to the Securities Act of 1933 and to make uniform the restrictions among the New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                      CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                        INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
       TAX-EXEMPT MONEY MARKET FUND                   INSURED TAX EXEMPT FUND                 FOR ALL NEW TAX EXEMPT FUNDS
   SERIES FUND INSURED INTERMEDIATE TAX        EXECUTIVE INVESTORS TRUST INSURED TAX
                EXEMPT FUND                                EXEMPT FUND II
      NEW YORK INSURED TAX FREE FUND
     MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not underwrite securities        The Fund may not underwrite any issue      The Fund may not underwrite securities
issued by other persons except to the         of securities, although the Fund may       issued by others, except to the extent
extent that, in connection with the           purchase municipal bonds directly from     that the Fund may be considered an
disposition of its portfolio investments,     the issuer thereof for investment in       underwriter within the meaning of the
it may be deemed to be an underwriter         accordance with the Fund's investment      Securities Act of 1933 in the disposition
under federal securities laws.                objective, policy and limitations.         of restricted securities or in connection
                                                                                         with investments in other investment
                                                                                         companies.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AFFILIATED TRANSACTIONS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on affiliated transactions for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds merely restate a statutory prohibition under the Investment Company Act of 1940. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SUGGESTED REVISED
                                CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                        FUNDAMENTAL
                                        FOR THE OLD TAX EXEMPT FUNDS                                               INVESTMENT
                                                                                                                   RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET      INSURED TAX EXEMPT FUND      EXECUTIVE INVESTORS TRUST     SERIES FUND INSURED     FOR ALL NEW TAX
          FUND                                             INSURED TAX EXEMPT FUND II     INTERMEDIATE TAX        EXEMPT FUNDS
                                                                                             EXEMPT FUND
                                                                                          NEW YORK INSURED
                                                                                           TAX FREE FUND
                                                                                        MULTI-STATE INSURED
                                                                                           TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not             The Fund may not             The Fund may not purchase       None.                   None.
purchase or retain any       purchase or retain the       or sell portfolio
securities of another        securities of any            securities from or to the
issuer if persons            issuer, if, to the           Adviser or any director,
affiliated with the Fund     Fund's knowledge, those      officer or Trustee thereof
or its Adviser or            officers and directors       or of the Trust, as
management owning,           of the Adviser, who          principals.
individually, more than      individually own
one-half  of one percent     beneficially more than       Invest in any securities of
of said issuer's             1/2 of 1% of the             any issuer if, to the
outstanding stock (or        outstanding securities       knowledge of the Fund, any
securities convertible       of such issuer together      officer, director or
into stock) own, in the      own beneficially more        Trustee of the Trust or of
aggregate, more than 5%      than 5% of such              the Adviser owns more than
of said issuer's             outstanding securities.      1/2 of 1% of the
outstanding stock (or                                     outstanding securities of
securities convertible                                    such issuer, and such
into stock).                                              officers, directors or
                                                          Trustees who own more than
                                                          1/2 of 1% own in the
                                                          aggregate more than 5% of
                                                          the outstanding securities
                                                          of such issuer.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTROL
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on exercising control over issuers for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND              SERIES FUND INSURED INTERMEDIATE TAX            FOR ALL NEW TAX EXEMPT FUNDS
EXECUTIVE INVESTORS TRUST INSURED TAX EXEMPT                  EXEMPT FUND
                   FUND II                              INSURED TAX EXEMPT FUND
                                                     NEW YORK INSURED TAX FREE FUND
                                                   MULTI-STATE INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest in companies for the      None.                                           None.
purpose of exercising control or management.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARGIN PURCHASES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on margin purchases for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND                    ALL OLD TAX EXEMPT FUNDS                  FOR ALL NEW TAX EXEMPT FUNDS
                                                  (EXCEPT TAX-EXEMPT MONEY MARKET FUND)
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase securities on           None.                                           None.
margin (but the Fund may obtain such credits
as may be necessary for the clearance of
purchase and sales of securities).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEDGING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on pledging for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------

                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                SUGGESTED REVISED FUNDAMENTAL
                              FOR THE OLD TAX EXEMPT FUNDS                                           INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND                    ALL OLD TAX EXEMPT FUNDS                  FOR ALL NEW TAX EXEMPT FUNDS
                                                  (EXCEPT TAX-EXEMPT MONEY MARKET FUND)
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not pledge assets, except that       None.                                           None.
the Fund may pledge not more than one-third
of its total assets (taken at current value)
to secure borrowings made in accordance with
the limitation on borrowing.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT SALES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on short sales for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
    CURRENT FUNDAMENTAL                               SUGGESTED REVISED
  INVESTMENT RESTRICTIONS                                FUNDAMENTAL
FOR THE OLD TAX EXEMPT FUNDS                        INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
 TAX-EXEMPT           ALL OLD TAX EXEMPT FUNDS
MONEY MARKET            (EXCEPT TAX-EXEMPT
   FUND                  MONEY MARKET FUND)         FOR ALL NEW TAX EXEMPT FUNDS
--------------------------------------------------------------------------------
The Fund may not         None.                      None.
make short sales
of securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURES / OPTIONS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in futures and options for each Tax Exempt Fund. The New Tax Exempt Funds do not have this restriction to permit greater flexibility in managing the Funds' assets. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
    CURRENT FUNDAMENTAL                               SUGGESTED REVISED
  INVESTMENT RESTRICTIONS                                FUNDAMENTAL
FOR THE OLD TAX EXEMPT FUNDS                        INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
 TAX-EXEMPT           ALL OLD TAX EXEMPT FUNDS
MONEY MARKET            (EXCEPT TAX-EXEMPT
   FUND                  MONEY MARKET FUND)         FOR ALL NEW TAX EXEMPT FUNDS
--------------------------------------------------------------------------------
The Fund will not        None.                      None.
write or purchase
any put or call
options, except
stand-by commitments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investment companies for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the Investment Company Act of 1940 Act. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               SUGGESTED REVISED FUNDAMENTAL
                                    FOR THE OLD TAX EXEMPT FUNDS                                          INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET FUND         INSURED TAX EXEMPT FUND             SERIES FUND INSURED           FOR ALL NEW TAX EXEMPT FUNDS
                                                                     INTERMEDIATE TAX EXEMPT FUND
                                                                       EXECUTIVE INVESTORS TRUST
                                                                      INSURED TAX EXEMPT FUND II
                                                                     MULTI-STATE INSURED TAX FREE
                                                                                FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase the       The Fund may not invest in          None.                          None.
securities of other investment      securities of other investment
companies or investment trusts,     companies, except in the case
except as they may be acquired as   of money market funds offered
part of a merger, consolidation     without selling commissions,
or acquisition of assets.           or in the event of merger with
                                    another investment company.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSEASONED ISSUERS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                               SUGGESTED REVISED FUNDAMENTAL
                                    FOR THE OLD TAX EXEMPT FUNDS                                          INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
        TAX-EXEMPT MONEY MARKET FUND              SERIES FUND INSURED INTERMEDIATE TAX                FOR ALL NEW TAX EXEMPT FUNDS
           INSURED TAX EXEMPT FUND                            EXEMPT FUND
      MULTI-STATE INSURED TAX FREE FUND          EXECUTIVE INVESTORS TRUST INSURED TAX
                                                             EXEMPT FUND II
                                                    NEW YORK INSURED TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase the securities of       None.                                               None.
a company if such purchase, at the time
thereof, would cause more than 5% of the
value of the Fund's total assets to be
invested in companies which, including
predecessors, have a record of less than
three years' continuous operation.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESTRICTED SECURITIES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on restricted securities for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS        SUGGESTED REVISED FUNDAMENTAL
       FOR THE OLD TAX EXEMPT FUNDS                    INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
 TAX-EXEMPT                        ALL OLD                  FOR ALL NEW
MONEY MARKET                   TAX EXEMPT FUNDS                TAX
  FUND                         (EXCEPT TAX-EXEMPT             EXEMPT
                               MONEY MARKET FUND)             FUNDS
--------------------------------------------------------------------------------
The Fund may not               None.                None.
knowingly purchase a
security which is subject
to legal or contractual
restrictions on resale or
for which there is no
readily available market.
This policy does not
include Section 4(2)
Commercial Paper or
restricted securities
eligible for resale
pursuant to Rule 144 (A)
under the 1933 Act, which
each Fund's Board or the
Adviser has determined
under Board- approved
guidelines are liquid.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUNICIPAL BONDS / INSTRUMENTS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in municipal bonds and municipal instruments for each Old and New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply or are included under other fundamental restrictions. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               SUGGESTED REVISED
                               CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                        FUNDAMENTAL
                                       FOR THE OLD TAX EXEMPT FUNDS                                          INVESTMENT RESTRICTION
----------------------------------------------------------------------------------------------------------------------------------
  INSURED TAX EXEMPT FUND      NEW YORK INSURED TAX FREE         MULTI-STATE      TAX-EXEMPT MONEY MARKET    FOR ALL NEW TAX EXEMPT
 EXECUTIVE INVESTORS TRUST               FUND                 INSURED TAX FREE              FUND                      FUNDS
INSURED TAX EXEMPT FUND II                                          FUND            SERIES FUND INSURED
                                                                                  INTERMEDIATE TAX EXEMPT
                                                                                            FUND
----------------------------------------------------------------------------------------------------------------------------------
The Fund may not invest in    The Fund may not purchase      The Fund may not     None.                      None.
any municipal bonds unless    a Municipal Instrument         purchase, as to
they will be insured          unless it is an Insured        75% of each Fund's
municipal bonds or unless     Municipal Instrument, or       total assets
they are already insured      is already insured by a        (taken at current
under an insurance policy     policy of insurance or, as     value), the
obtained by the issuer or     to uninsured municipal         securities of any
underwriter thereof.          commercial paper or            issuer (other than
                              municipal notes, is            the U.S.
                              supported by a letter of       Government) if, as
                              credit or other similar        a result thereof,
                              guarantee obtained by the      more than 5% of
                              issuer or underwriter          the total assets
                              thereof.                       of such Fund would
                                                             be invested in the
                                                             securities of such
                                                             issuer. When the
                                                             assets and
                                                             revenues of an
                                                             agency,
                                                             instrumentality or
                                                             political
                                                             subdivision
                                                             issuing a
                                                             Municipal
                                                             Instrument or
                                                             other security are
                                                             distinct from the
                                                             assets and
                                                             revenues of the
                                                             government which
                                                             created the
                                                             issuing entity,
                                                             and the Municipal
                                                             Instrument is
                                                             supported by the
                                                             issuing entity's
                                                             assets and
                                                             revenues, the


                                                               - 21 -

                                                             issuing entity is
                                                             deemed to be the
                                                             sole issuer of the
                                                             Municipal
                                                             Instrument or
                                                             security.  If an
                                                             industrial
                                                             development bond
                                                             is supported only
                                                             by the payments of
                                                             the
                                                             non-governmental
                                                             beneficiary of the
                                                             industrial
                                                             development bond,
                                                             then such
                                                             non-governmental
                                                             entity is deemed
                                                             to be the sole
                                                             issuer.  With
                                                             respect to
                                                             pre-refunded
                                                             bonds, the Adviser
                                                             considers an
                                                             escrow account to
                                                             be the issuer of
                                                             such bonds when
                                                             the escrow account
                                                             consists solely of
                                                             U.S. Government
                                                             obligations fully
                                                             substituted for
                                                             the obligation of
                                                             the issuing
                                                             municipality.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIC STATUS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions related to status as a registered investment company for each Old and New Tax Exempt Fund. The New Tax Exempt Funds do not have this restriction since it is addressed under applicable tax laws. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS       SUGGESTED REVISED FUNDAMENTAL
         FOR THE OLD TAX EXEMPT FUNDS                  INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
INSURED TAX             ALL OLD TAX EXEMPT FUNDS    FOR ALL NEW TAX EXEMPT FUNDS
EXEMPT FUND             (EXCEPT INSURED TAX
                            EXEMPT FUND)
--------------------------------------------------------------------------------
The Fund may not        None.                       None.
purchase securities
which would not
enable the Fund to
qualify as a
regulated investment
company qualified to
pay exempt-interest
dividends under the
Internal Revenue
Code of 1986, as
amended.
--------------------------------------------------------------------------------
                                     - 23 -

     LISTED BELOW ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OLD FUND WHICH IS PROPOSED TO BE REORGANIZED AS A SERIES OF FIRST INVESTORS LIFE SERIES FUNDS (EACH AN "OLD LIFE SERIES FUND" AND TOGETHER, THE "OLD LIFE SERIES FUNDS") AND THE CHANGES PROPOSED FOR THE CORRESPONDING NEW FUNDS (EACH A "NEW LIFE SERIES FUND" AND TOGETHER, THE "NEW LIFE SERIES FUNDS").

--------------------------------------------------------------------------------
BORROWING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on borrowing for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. The main difference between the restrictions includes the ability of a New Life Series Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Life Series Fund. Additionally, each New Life Series Fund prohibits borrowing for leveraging or investment purposes. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Life Series Funds. Further, the new restriction would simplify compliance monitoring among all New Life Series Funds. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not borrow money, except     The Fund may not borrow money, except
as a temporary or emergency measure       to the extent permitted by the 1940
in an amount not to exceed 5% of the      Act, the rules and regulations
value of its total assets.                thereunder and any applicable
                                          exemptive relief.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOANS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restriction on loans for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. Each Old Life Series Fund may not make loans except by investing in debt securities and repurchase agreements. Further, each Old Life Series Fund's loans are limited to 10% of the Old Fund's total assets and also may lend its securities for the purposes of covering the borrower's short positions under certain circumstances. The New Life Series Funds may loan securities to the extent allowed by applicable law. The primary purpose of the new restriction is to simplify compliance monitoring and portfolio management by making the restriction uniform among all New Life Series Funds. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not make loans, except       The Fund may make loans only as
by purchase of debt obligations and       permitted under the 1940 Act, the
through repurchase agreements.            rules and regulations thereunder and
However, the Fund's Board may, on the     any applicable exemptive relief.
request of broker-dealers or other
unaffiliated institutional investors
which they deem qualified, authorize
a Fund to loan securities to cover
the borrower's short position;
provided, however, the borrower
pledges to the Fund and agrees to
maintain at all times with the Fund
cash collateral equal to not less
than 100% of the value of the
securities loaned, the loan is
terminable at will by the Fund, the
Fund receives interest on the loan as
well as any distributions upon the
securities loaned, the Fund retains
voting rights associated with the
securities, the Fund pays only
reasonable custodian fees in
connection with the loan, and the
Adviser or Subadviser monitors the
creditworthiness of the borrower
throughout the life of the loan;
provided further, that such loans
will not be made if the value of all
loans is greater than an amount equal
to 10% of the Fund's total assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on diversification for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. There are no significant differences among Funds' restrictions except to clarify the exceptions to this requirement under applicable law. Each New Life Series Fund (except Focused Equity Fund) maintains the 5% and 10% limitations that appear in the restrictions for most Old Life Series Funds. Thus, the purpose of the New Life Series Funds' restriction is to provide uniformity in the diversification restriction among all the New Life Series Funds. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                   SUGGESTED REVISED FUNDAMENTAL
                       FOR THE OLD LIFE SERIES FUNDS                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
     CASH MANAGEMENT FUND                        FOCUSED EQUITY FUND                           FOR ALL NEW LIFE SERIES FUNDS
        BLUE CHIP FUND
        DISCOVERY FUND
       GOVERNMENT FUND
         GROWTH FUND
       HIGH YIELD FUND
INTERNATIONAL SECURITIES FUND
    INVESTMENT GRADE FUND
     TARGET MATURITY 2007
     TARGET MATURITY 2010
     TARGET MATURITY 2015
         VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase, with respect      The Fund may not purchase, with respect      Except to the extent permitted by the
to only 75% of a Fund's assets, the          to only 75% of its assets, the               1940 Act, the rules and regulations
securities of any issuer (other than the     securities of any issuer (other than the     thereunder and any applicable exemptive
U.S. Government) if, as a result             U.S. Government) if, as a result             relieft, the Fund may not with respect
thereof, (a) more than 5% of the Fund's      thereof, the Fund would hold more than       to 75% of the Fund's total assets,
total assets (taken at current value)        10% of any class of securities               purchase the securities of any issuer
would be invested in the securities of       (including any class of voting               (other than securities issued or
such issuer and (b) the Fund would hold      securities) of such issuer (for this         guaranteed by the U.S. Government or any
more than 10% of any class of securities     purpose, all debt obligations of an          of its agencies or instrumentalities,
(including any class of voting               issuer maturing in less than one year        and securities of other investment
securities) of such issuer (for this         are treated as a single class of             companies) if, as a result, (a) more
purpose, all debt obligations of an          securities).                                 than 5% of the Fund's total assets would
issuer maturing in less than one year                                                     be invested in the securities of that
are treated as a single class of                                                          issuer, or (b) the Fund would hold more
securities).                                                                              than 10% of the outstanding voting
                                                                                          securities of that issuer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          For the Cash Management Fund, the Fund
                                                                                          may not purchase the securities of any
                                                                                          issuer, if as a result, the Fund would
                                                                                          not comply with any applicable
                                                                                          diversification requirements for a money
                                                                                          market fund under the Investment Company
                                                                                          Act of 1940 and the rules thereunder, as
                                                                                          such may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REAL ESTATE
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on real estate for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. There are no significant differences among the Funds' restrictions. In each case, the restrictions do not permit any Life Series Fund to purchase or sell real estate except under certain circumstances. The Old Life Series Funds permit investments in securities secured by real estate, real estate investment trusts, and securities of companies dealing in real estate and/or as a result of ownership in securities. Similarly, the New Life Series Funds' restriction consolidates these exceptions and makes the restriction uniform for each New Life Series Fund. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                   SUGGESTED REVISED FUNDAMENTAL
                       FOR THE OLD LIFE SERIES FUNDS                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
     CASH MANAGEMENT FUND                        FOCUSED EQUITY FUND                           FOR ALL NEW LIFE SERIES FUNDS
        BLUE CHIP FUND
        DISCOVERY FUND
       GOVERNMENT FUND
         GROWTH FUND
       HIGH YIELD FUND
INTERNATIONAL SECURITIES FUND
    INVESTMENT GRADE FUND
     TARGET MATURITY 2007
     TARGET MATURITY 2010
     TARGET MATURITY 2015
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or sell real estate     The Fund may not buy or sell real estate     The Fund may not purchase or sell real
(unless acquired as a result of              or interests in real estate (unless          estate, except that, to the extent
ownership of securities) provided,           acquired as a result of ownership of         permitted by applicable law, the Fund
however, a Fund may invest in securities     securities) except that the Fund may         may (a) invest in securities or other
secured by real estate or interests in       purchase and sell securities that are        instruments directly or indirectly
real estate.                                 secured by real estate, securities of        secured by real estate, and (b) invest
                                             companies which invest or deal in real       in securities or other instruments
                                             estate, and interests in real estate         issued by issuers that invest in real
                                             investment trusts.                           estate.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL, GAS AND MINERAL EXPLORATION
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not buy or sell interests       None.
in oil, gas or mineral explorations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on underwriting for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. Each Old Life Series Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio investments. The New Life Series Funds' restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the New Life Series Funds' restriction is to clarify the application of underwriter to a fund pursuant to the Securities Act of 1933. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not underwrite               The Fund may not underwrite
securities issued by other persons        securities issued by others, except
except to the extent that, in             to the extent that the Fund may be
connection with the disposition of        considered an underwriter within the
its portfolio investments, it may be      meaning of the Securities Act of 1933
deemed to be an underwriter under         in the disposition of restricted
Federal securities laws.                  securities or in connection with
                                          investments in other investment
                                          companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AFFILIATED TRANSACTIONS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on affiliated transactions for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds merely restate a statutory prohibition under the Investment Company Act of 1940. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not purchase or retain          None.
securities issued by an issuer any of
whose officers, directors or
security-holders is an officer or
director, or Trustee of the Trust or
of its investment adviser if or so
long as the officers, directors and
Trustees of the Trust and of its
investment adviser, together, own
beneficially more than 5% of any
class of the securities of such
issuer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARGIN PURCHASES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on margin purchases for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                   SUGGESTED REVISED FUNDAMENTAL
                       FOR THE OLD LIFE SERIES FUNDS                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
     CASH MANAGEMENT FUND                        FOCUSED EQUITY FUND                           FOR ALL NEW LIFE SERIES FUNDS
        BLUE CHIP FUND                       INTERNATIONAL SECURITIES FUND
        DISCOVERY FUND
       GOVERNMENT FUND
         GROWTH FUND
       HIGH YIELD FUND
    INVESTMENT GRADE FUND
     TARGET MATURITY 2007
     TARGET MATURITY 2010
     TARGET MATURITY 2015
         VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not purchase securities on      The Fund may not purchase securities on           None.
margin (but a Fund may obtain such           margin (but a Fund may obtain such
credits as may be necessary for the          credits as may be necessary for the
clearance of purchases and sales of          clearance of purchases and sales of
securities).                                 securities); provided, however, that a
                                             Fund may make margin deposits in
                                             connection with the use of options,
                                             futures contracts and options on futures
                                             contracts.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEDGING
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on pledging for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                   SUGGESTED REVISED FUNDAMENTAL
                       FOR THE OLD LIFE SERIES FUNDS                                               INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
     CASH MANAGEMENT FUND                        FOCUSED EQUITY FUND                           FOR ALL NEW LIFE SERIES FUNDS
        BLUE CHIP FUND                       INTERNATIONAL SECURITIES FUND
        DISCOVERY FUND
       GOVERNMENT FUND
         GROWTH FUND
       HIGH YIELD FUND
    INVESTMENT GRADE FUND
     TARGET MATURITY 2007
     TARGET MATURITY 2010
     TARGET MATURITY 2015
------------------------------------------------------------------------------------------------------------------------------------
The Fund may not pledge assets, except       The Fund may not pledge assets, except            None.
that a Fund may pledge its assets to         that a Fund may pledge its assets to
secure borrowings made in accordance         secure borrowings made in accordance
with paragraph (1) above, provided the       with paragraph (1) above, provided the
Fund maintains asset coverage of at          Fund maintains asset coverage of at
least 300% for pledged assets.               least 300% for pledged assets; provided,
                                             however, this limitation will not
                                             prohibit escrow, collateral or margin
                                             arrangements in connection with a Fund's
                                             use of options, futures contracts or
                                             options on futures contracts.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT SALES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on short sales for each Old Life Series Fund and each New Life Series Fund. The New Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not make short sales of         None.
securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURES / OPTIONS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investments in futures and options for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. The New Life Series Funds do not have this restriction to permit greater flexibility in managing the Funds' assets. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Fund as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                              SUGGESTED REVISED FUNDAMENTAL
                                  FOR THE OLD LIFE SERIES FUNDS                                        INVESTMENT RESTRICTION
------------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND                FOCUSED EQUITY FUND                 VALUE FUND                  FOR ALL NEW LIFE SERIES FUNDS
   BLUE CHIP FUND              INTERNATIONAL SECURITIES FUND
   DISCOVERY FUND
   GOVERNMENT FUND
     GROWTH FUND
   HIGH YIELD FUND
INVESTMENT GRADE FUND
TARGET MATURITY 2007
TARGET MATURITY 2010
TARGET MATURITY 2015
--------------------------------------------------------------------------------------------------------------------------------
The Fund may not buy or        The Fund may not buy or               The Fund may not buy or        None.
sell puts, calls,              sell puts, calls,                     sell puts, calls,
straddles or spreads.          straddles or spreads,                 straddles or spreads,
                               except that the Fund may              except that the Fund may
                               purchase or sell options              invest in covered calls,
                               on securities, securities             purchase and sell futures
                               indices and foreign
                               currencies, stock
                                contracts and options on
                               futures index futures,
                               interest rate futures
                               contracts. and foreign
                               currency futures or on
                               futures contracts as well
                               as options on such
                               futures contracts.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT COMPANIES
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investment companies for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the Investment Company Act of 1940 Act. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not purchase the                None.
securities of other investment
companies or investment trusts,
except as they may be acquired as
part of a merger, consolidation or
acquisition of assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSEASONED ISSUERS
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

--------------------------------------------------------------------------------
       CURRENT FUNDAMENTAL                      SUGGESTED REVISED
     INVESTMENT RESTRICTIONS                        FUNDAMENTAL
   FOR THE OLD LIFE SERIES FUNDS               INVESTMENT RESTRICTION
--------------------------------------------------------------------------------
     ALL OLD LIFE SERIES FUNDS               FOR ALL NEW LIFE SERIES FUNDS
--------------------------------------------------------------------------------

The Fund may not purchase the                None.
securities of an issuer if such
purchase, at the time thereof, would
cause more than 5% of the value of a
Fund's total assets to be invested in
securities of issuers which,
including predecessors, have a record
of less than three years' continuous
operation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOMESTIC ISSUERS (APPLICABLE TO INTERNATIONAL SECURITIES FUND)
--------------------------------------------------------------------------------

     The table below compares the fundamental investment restrictions on investment companies for the Old and New International Securities Life Series Fund. The New International Securities Life Series Fund has re-classified this restriction as non-fundamental. There is no current intention for the New International Securities Life Series Funds to have different investment strategies from the Old International Securities Life Series Funds as a result of the changes to this restriction.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SUGGESTED REVISED FUNDAMENTAL
                       CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS                                     INVESTMENT RESTRICTION
                              FOR THE OLD LIFE SERIES FUNDS
------------------------------------------------------------------------------------------------------------------------------------
   INTERNATIONAL SECURITIES FUND                      ALL OLD LIFE SERIES FUNDS                     FOR ALL NEW LIFE SERIES FUNDS
                                                 (EXCEPT INTERNATIONAL SECURITIES FUND)
------------------------------------------------------------------------------------------------------------------------------------

The Fund may invest no more than 35% of          None.                                              None.
its total assets in securities of U.S.
companies, obligations of the U.S.
government, its agencies and
instrumentalities, and cash or cash
equivalents denominated in U.S. dollars.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F


               THE OLD FUNDS AND THEIR RESPECTIVE FISCAL YEAR ENDS

     The table below indicates each Old Fund's fiscal year end. Those Old Funds with a fiscal year end of September 30 are labeled the "September 30 Funds" and those Old Funds with a fiscal year end of December 31 are labeled the "December 31 Funds".

SEPTEMBER 30 FUNDS

------------------------------------------------------------------------------------------------------
First Investors Global Fund, Inc.                First Investors Series Fund
                                                         First Investors Total Return Fund
First Investors Cash Management Fund, Inc.               First Investors Blue Chip Fund
                                                         First Investors Special Situations Fund
First Investors Government Fund, Inc.                    First Investors Investment Grade Fund

First Investors Fund for Income, Inc.            First Investors Series Fund II, Inc.
                                                         First Investors Value Fund
                                                         First Investors Mid-Cap Opportunity Fund
                                                         First Investors All-Cap Growth Fund
                                                         First Investors Growth & Income Fund
                                                         First Investors Focused Equity Fund
------------------------------------------------------------------------------------------------------

DECEMBER 31 FUNDS

----------------------------------------------------------------------------------------------------------------------------
Executive Investors Trust
        First Investors Insured Tax Exempt Fund II
                                                         First Investors Life Series Fund
                                                                  Blue Chip Fund
First Investors Multi-State Insured Tax Free Fund                 Cash Management Fund
        Arizona Fund                                              Discovery Fund
        California Fund                                           Focused Equity Fund
        Colorado Fund                                             Government Fund
        Connecticut Fund                                          Growth Fund
        Florida Fund                                              High Yield Fund
        Georgia Fund                                              International Securities Fund
        Maryland Fund                                             Investment Grade Fund
        Massachusetts Fund                                        Target Maturity 2007 Fund
        Michigan Fund                                             Target Maturity 2010 Fund
        Minnesota Fund                                            Target Maturity 2015 Fund
        Missouri Fund                                             Value Fund
        New Jersey Fund
        North Carolina Fund                      First Investors New York Insured Tax Free Fund, Inc.
        Ohio Fund
        Oregon Fund                              First Investors Special Bond Fund, Inc.
        Pennsylvania Fund
         Virginia Fund                           First Investors Series Fund
                                                         First Investors Insured Intermediate Tax Exempt Fund

                                                 First Investors Insured Tax Exempt Fund, Inc.

                                                 First Investors Tax-Exempt Money Market Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT G


                 EXECUTIVE OFFICERS AND DIRECTORS OR PARTNERS OF
                         FIMCO, WELLINGTON AND PARADIGM

     The following is a list of the principal executive officers and directors or partners of FIMCO,Wellington Management and Paradigm.

FIRST INVESTORS MANAGEMENT COMPANY, INC.,
--------------------------------------------------------------------------------
 PRINCIPAL EXECUTIVE
    OFFICERS AND
     DIRECTORS                               PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Kathryn S. Head                      Chairman, President, and Director of FIMCO,
                                     2005-present CEO of FIMCO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John T. Sullivan                     Director of FIMCO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William M. Lipkus                    CFO of FIMCO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph I. Benedek                    Treasurer and Principal Accounting Officer
                                     of FIMCO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Larry R. Lavoie                      General Counsel of FIMCO, 8/2004-present
                                     CCO of FIMCO.
--------------------------------------------------------------------------------
----------
* The business address for each officer and director is 95 Wall Street, New York, New York 10005.

WELLINGTON MANAGEMENT COMPANY, LLP*


----------
* Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. The business address for each officer and director is 75 State Street, Boston, Massachusetts 02109. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

PARADIGM CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
PRINCIPAL EXECUTIVE
OFFICERS AND DIRECTORS                            PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Candace King Weir               Director, Chief Executive Officer, Chief
                                Investment Officer, and Portfolio Manager of
                                Paradigm

Peter E. Bulger                 Director of Paradigm; Director and Chief
                                Operating Officer of C.L. King & Associates

David J. DeLuca                 Director, Chief Financial Officer and Treasurer
                                of Paradigm

----------
* The business address for each officer and director is Nine Elk Street, Albany, New York 12207-1002.

                                    EXHIBIT H


                               OUTSTANDING SHARES

     The chart below indicates the number of shares of each series of the Old Funds that are outstanding as of the close of business on the Record Date:

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

--------------------------------------------------------------------------------
                                             CLASS A              CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS SERIES FUND

--------------------------------------------------------------------------------
                                              CLASS A             CLASS B
--------------------------------------------------------------------------------
First Investors Blue Chip Fund
--------------------------------------------------------------------------------
First Investors Insured Intermediate Tax
Exempt Fund
--------------------------------------------------------------------------------
First Investors Investment Grade Fund
--------------------------------------------------------------------------------
First Investors Special Situations Fund
--------------------------------------------------------------------------------
First Investors Total Return Fund
--------------------------------------------------------------------------------

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

--------------------------------------------------------------------------------
                                              CLASS A             CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE INVESTORS TRUST

--------------------------------------------------------------------------------
                                              CLASS A             CLASS B
--------------------------------------------------------------------------------
First Investors Insured Tax Exempt Fund II
--------------------------------------------------------------------------------

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

--------------------------------------------------------------------------------
                                              CLASS A             CLASS B
--------------------------------------------------------------------------------


FIRST INVESTORS SERIES FUND II, INC.

--------------------------------------------------------------------------------
                                               CLASS A            CLASS B
--------------------------------------------------------------------------------
First Investors All-Cap Growth Fund
--------------------------------------------------------------------------------
First Investors Focused Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
First Investors Growth & Income Fund
--------------------------------------------------------------------------------
First Investors Mid-Cap Opportunity Fund
--------------------------------------------------------------------------------
First Investors Value Fund
--------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.

--------------------------------------------------------------------------------
                                              CLASS A             CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS SPECIAL BOND FUND, INC.

--------------------------------------------------------------------------------
                                                      OUTSTANDING SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

--------------------------------------------------------------------------------
                                               CLASS A            CLASS B
--------------------------------------------------------------------------------
Arizona Fund
--------------------------------------------------------------------------------
California Fund
--------------------------------------------------------------------------------
Colorado Fund
--------------------------------------------------------------------------------
Connecticut Fund
--------------------------------------------------------------------------------
Florida Fund
--------------------------------------------------------------------------------
Georgia Fund
--------------------------------------------------------------------------------
Maryland Fund
--------------------------------------------------------------------------------
Massachusetts Fund
--------------------------------------------------------------------------------
Michigan Fund
--------------------------------------------------------------------------------
Minnesota Fund
--------------------------------------------------------------------------------
Missouri Fund
--------------------------------------------------------------------------------
New Jersey Fund
--------------------------------------------------------------------------------
North Carolina Fund
--------------------------------------------------------------------------------
Ohio Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oregon Fund
--------------------------------------------------------------------------------
Pennsylvania Fund
--------------------------------------------------------------------------------
Virginia Fund
--------------------------------------------------------------------------------

FIRST INVESTORS CASH MANAGEMENT FUND, INC.

--------------------------------------------------------------------------------
                                               CLASS A            CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------
                                               CLASS A            CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS FUND FOR INCOME, INC.

--------------------------------------------------------------------------------
                                               CLASS A            CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------
                                                      OUTSTANDING SHARES
--------------------------------------------------------------------------------
Blue Chip Fund
--------------------------------------------------------------------------------
Cash Management Fund
--------------------------------------------------------------------------------
Discovery Fund
--------------------------------------------------------------------------------
Focused Equity Fund
--------------------------------------------------------------------------------
Government Fund
--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------
International Securities Fund
--------------------------------------------------------------------------------
Investment Grade Fund
--------------------------------------------------------------------------------
Target Maturity 2007 Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Target Maturity 2010 Fund
--------------------------------------------------------------------------------
Target Maturity 2015 Fund
--------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------

                                    EXHIBIT I


                     PRINCIPAL SHAREHOLDERS OF THE OLD FUNDS

     As of July 31, 2005, the following person(s) owned of record, or were known by the Old Funds to own beneficially, more than 5% of any class of the Old Funds' shares. Shareholders indicated with an (*) below hold greater than 25% or more of an Old Fund and are considered "controlling persons" under the 1940 Act.

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

--------------------------------------------------------------------------------
             TITLE OF   NAME AND ADDRESS OF   AMOUNT AND NATURE   PERCENTAGE OF
             CLASS      BENEFICIAL OWNER      OF BENEFICIAL       CLASS
                                              OWNERSHIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS SERIES FUND

--------------------------------------------------------------------------------
FUND         TITLE OF   NAME AND ADDRESS      AMOUNT AND NATURE   PERCENTAGE
             CLASS      OF BENEFICIAL         OF BENEFICIAL       OF
                        OWNER                 OWNERSHIP           CLASS
--------------------------------------------------------------------------------
First Investors Blue
Chip Fund

--------------------------------------------------------------------------------
First Investors
Insured Intermediate
Tax Exempt Fund
--------------------------------------------------------------------------------
First Investors
Investment Grade Fund
--------------------------------------------------------------------------------
First Investors
Special Situations
Fund
--------------------------------------------------------------------------------
First Investors Total
Return Fund
--------------------------------------------------------------------------------

FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

--------------------------------------------------------------------------------
             TITLE OF   NAME AND ADDRESS      AMOUNT AND NATURE   PERCENTAGE
             CLASS      OF BENEFICIAL OWNER   OF BENEFICIAL       OF
                                              OWNERSHIP           CLASS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXECUTIVE INVESTORS TRUST

--------------------------------------------------------------------------------
FUND         TITLE OF   NAME AND ADDRESS      AMOUNT AND NATURE   PERCENTAGE
             CLASS      OF BENEFICIAL         OF BENEFICIAL       OF
                        OWNER                 OWNERSHIP           CLASS
--------------------------------------------------------------------------------
First Investors
Insured Tax Exempt
Fund II
--------------------------------------------------------------------------------
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.


--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------




FIRST INVESTORS SERIES FUND II, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
First Investors
All-Cap Growth Fund
--------------------------------------------------------------------------------
First Investors
Focused Equity Fund
--------------------------------------------------------------------------------
First Investors
Growth & Income Fund
--------------------------------------------------------------------------------
First Investors
Mid-Cap Opportunity
Fund
--------------------------------------------------------------------------------
First Investors Value
Fund
--------------------------------------------------------------------------------

FIRST INVESTORS GLOBAL FUND, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS SPECIAL BOND FUND, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
Arizona Fund
--------------------------------------------------------------------------------
California Fund
--------------------------------------------------------------------------------
Colorado Fund
--------------------------------------------------------------------------------
Connecticut Fund
--------------------------------------------------------------------------------
Florida Fund
--------------------------------------------------------------------------------
Georgia Fund
--------------------------------------------------------------------------------
Maryland Fund
--------------------------------------------------------------------------------
Massachusetts Fund
--------------------------------------------------------------------------------
Michigan Fund
--------------------------------------------------------------------------------
Minnesota Fund
--------------------------------------------------------------------------------
Missouri Fund
--------------------------------------------------------------------------------
New Jersey Fund
--------------------------------------------------------------------------------
North Carolina Fund
--------------------------------------------------------------------------------
Ohio Fund
--------------------------------------------------------------------------------
Oregon Fund
--------------------------------------------------------------------------------
Pennsylvania Fund
--------------------------------------------------------------------------------
Virginia Fund
--------------------------------------------------------------------------------

FIRST INVESTORS CASH MANAGEMENT FUND, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS FUND FOR INCOME, INC.

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIRST INVESTORS LIFE SERIES FUND

--------------------------------------------------------------------------------
FUND                   TITLE OF   NAME AND ADDRESS  AMOUNT AND NATURE PERCENTAGE
                       CLASS      OF BENEFICIAL     OF BENEFICIAL     OF
                                  OWNER             OWNERSHIP         CLASS
--------------------------------------------------------------------------------
Blue Chip Fund
--------------------------------------------------------------------------------
Cash Management Fund
--------------------------------------------------------------------------------
Discovery Fund
--------------------------------------------------------------------------------
Focused Equity Fund
--------------------------------------------------------------------------------
Government Fund
--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------
International
Securities Fund
--------------------------------------------------------------------------------
Investment Grade Fund
--------------------------------------------------------------------------------
Target Maturity 2007
Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Target Maturity 2010
Fund
--------------------------------------------------------------------------------
Target Maturity 2015
Fund
--------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------

                 PRELIMINARY PROXY MATERIALS--FOR SEC USE ONLY

                                   PROXY CARD

[LOGO] FIRST INVESTORS                                     CONTROL NUMBER
                                                         -----------------------

                                                         -----------------------


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

           FOR THE SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 28, 2005

The undersigned hereby appoints Carol Lerner Brown and Geeta Alphonso Napoli, and each of them separately, as his or her attorney and proxy with full power of substitution to each, and hereby authorizes them to represent and act, with respect to all shares of each of the separate investment companies or series listed on the reverse side ("Funds"), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. Eastern Time, on October 28, 2005, at 95 Wall Street, New York, New York 10005, and at any adjournment or postponement thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

                       See The Reverse Side For Proposals

   Please mark, sign, date, fold and return promptly in the enclosed envelope.


     You may also enter your voting instructions:

          1. via the Internet at www.myproxyonline.com or
          2. via touchtone phone by calling toll-free 1-866-437-4714.

     If you are voting by Internet or phone, enter your control number located in the upper right-hand corner of this proxy card and follow the instructions provided.

     If you have any questions regarding the proposals or about how to cast your vote, please call toll-free 1-800-591-6313. Representatives are available to assist you Monday through Friday 9:30 a.m. to 10:00 p.m. Eastern time.


--------------------------------------------------------------------------------
                                Please fold here


This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals.

The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.



                              NOTE: Please sign exactly as your name appears on this proxy card.

                              Joint owners should each sign.

                              When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer's title. If a partnership, sign in the partnership name by authorized person and indicate the signer's title.

                              --------------------------------------------------
                              Signature (owner, trustee, custodian, etc.)   Date


                              --------------------------------------------------
                              Additional Signature if held jointly          Date

[LOGO] CHECK MARK`                                         FIRST INVESTORS FUNDS


PLEASE CAST YOUR VOTE by marking the blocks below.      Example:  [ X ]

--------------------------------------------------------------------------------
TO VOTE ALL PROPOSALS IN THE SAME MANNER          VOTE ALL PROPOSALS AS:

FOR ALL OF YOUR INVESTMENTS, PLEASE CHECK         FOR     AGAINST       ABSTAIN

ONE OF THESE THREE BOXES.                         [ ]       [ ]           [ ]
--------------------------------------------------------------------------------

PLEASE NOTE: Marking "AGAINST or ABSTAIN above will count as a WITHHOLD for proposal "1". If a ballot is marked both above this note and below it, the mark above will override any marks made below. For questions on using this ballot, or if you wish to vote for the trustees SEPARATELY FOR EACH OF YOUR INVESTMENTS, PLEASE CALL THE TOLL-FREE NUMBER ON THE REVERSE SIDE.

  To Vote Each Proposal Individually, Please Check The Appropriate Boxes Below

  1. To Elect the following individuals as Trustees   FOR   WITHHOLD    FOR
     For First Investors Registrant                   ALL     ALL   ALL EXCEPT*

             (1)      Charles R. Barton, III          [ ]     [ ]       [ ]
             (2)      Stefan L. Geiringer
             (3)      Robert M. Grohol
             (4)      Kathryn S. Head
             (5)      Arthur M. Scutro, Jr.       * Instruction: To withhold
             (6)      James M. Srygley            authority to vote for any
             (7)      John T. Sullivan            Nominees, mark "FOR ALL
             (8)      Robert F. Wentworth         EXCEPT" and write the
                                                  number(s) of the (1)
                                                  Nominee(s) on the line below.

                                                      --------------------------



--------------------------------------------------------------------------------
                                PLEASE FOLD HERE

  2.   To Approve the Reorganization(s) for: PROXY ID   FOR    AGAINST  ABSTAIN
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]
       Fund                                             [ ]      [ ]      [ ]

                        THANK YOU FOR CASTING YOUR VOTE.

  Please FOLD THIS BALLOT and return it in the enclosed postage paid envelope.